As filed with the Securities and Exchange Commission on February 28, 2023

REGISTRATION NO. 033-63560 and 811-7762

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 109

AND/OR
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 111

(CHECK APPROPRIATE BOX OR BOXES)

FIRST EAGLE FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3300

SHEELYN MICHAEL

FIRST EAGLE FUNDS

1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:
NATHAN J. GREENE, ESQ.
SIDLEY AUSTIN LLP
787 SEVENTH AVENUE
NEW YORK, NY 10019

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on (March 1, 2023) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485 If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	March 1, 2023

First Eagle Global Fund		First Eagle Global Income Builder Fund
Class A	SGENX	Class A	FEBAX
Class C	FESGX	Class C	FEBCX
Class I	SGIIX	Class I	FEBIX
Class R3	EARGX	Class R3	FBRRX
Class R4	EAGRX	Class R4	FIBRX
Class R5	FRGLX	Class R5	EABRX
Class R6	FEGRX	Class R6	FEBRX

First Eagle Overseas Fund		First Eagle High Income Fund
Class A	SGOVX	Class A	FEHAX
Class C	FESOX	Class C	FEHCX
Class I	SGOIX	Class I	FEHIX
Class R3	EAROX	Class R3	EARHX
Class R4	FIORX	Class R4	FIHRX
Class R5	FEROX	Class R5	FERHX
Class R6	FEORX	Class R6	FEHRX

First Eagle U.S. Value Fund		First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America)
Class A	FEVAX	Class A	FEFAX
Class C	FEVCX	Class C	FEAMX
Class I	FEVIX	Class I	FEAIX
Class R3	EARVX	Class R3	EARFX
Class R4	FIVRX	Class R4	EAFRX
Class R5	FERVX	Class R5	FERFX
Class R6	FEVRX	Class R6	FEFRX

First Eagle Gold Fund		First Eagle Small Cap Opportunity Fund
Class A	SGGDX	Class A	FESAX
Class C	FEGOX	Class I	FESCX
Class I	FEGIX	Class R6	FESRX
Class R3	EAURX
Class R4	FIURX	First Eagle U.S. Smid Cap Opportunity Fund
Class R5	FERUX	Class A	FEMAX
Class R6	FEURX	Class I	FESMX
		Class R6	FEXRX

First Eagle Global Real Assets Fund
		Class A	FERAX
		Class I	FEREX
		Class R6	FERRX

Advised by First Eagle Investment Management, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Thank you for your interest in First Eagle Funds (the “Trust” or “Funds”), managed by First Eagle Investment Management, LLC (the “Adviser”). The Trust consists of ten portfolios: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America), First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund. This prospectus describes Fund shares designated as Classes A, C, I, R3, R4, R5 and R6.

Useful Shareholder Information	Back Cover

First Eagle Global Fund

Summary Information

Investment Objective

First Eagle Global Fund (“Global Fund” or the “Fund”) seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world.

Fees and Expenses of the Global Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Global Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Global Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	0.35	0.10	None	None

Other Expenses	0.11	0.12	0.11	0.10	0.22	0.36	0.04
Total Annual Operating Expenses (%)	1.11	1.87	0.86	1.20	1.07	1.11	0.79
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

4First Eagle Funds | Prospectus | March 1, 2023

Global Fund

Example

The following example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$608	$835	$1,081	$1,784
Class C (shares have a one year contingent deferred sales charge)
Sold	$290	$588	$1,011	$2,190

Held	$190	$588	$1,011	$2,190
Class I
Sold or Held	$88	$274	$477	$1,061
Class R3
Sold or Held	$122	$381	$660	$1,455
Class R4
Sold or Held	$109	$340	$590	$1,306
Class R5
Sold or Held	$113	$353	$612	$1,352
Class R6
Sold or Held	$81	$252	$439	$978

Portfolio Turnover Rate

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.87% of the average value of its portfolio.
First Eagle Funds | Prospectus | March 1, 20235

Summary Information about the Global Fund

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Global Fund will normally invest primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in debt instruments (e.g., notes and bonds) without regard to credit rating or time to maturity, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals. Under normal circumstances, the Fund anticipates it will allocate a substantial amount of its assets to foreign investments (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). That generally means that approximately 40% or more of the Fund’s net assets (plus any borrowings for investment purposes) will be allocated to foreign investments (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30% of its net assets (plus any borrowings for investment purposes) in foreign investments). For purposes of these 40% and 30% of assets allocations, the Fund “counts” relevant derivative positions on foreign investments, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price).

The investment philosophy and strategy of the Global Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts).

6First Eagle Funds | Prospectus | March 1, 2023

Global Fund

For more information about the Global Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Global Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Global Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

First Eagle Funds | Prospectus | March 1, 20237

Summary Information about the Global Fund

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments.

•

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund reserves the right to dynamically allocate its assets across countries and regions, listed below are some of the geographies to which the Fund has significant exposure as of the date of this Prospectus.

European Risk — The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”) and the war in Ukraine. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the European Union, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Japan Risk — The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.

8First Eagle Funds | Prospectus | March 1, 2023

Global Fund

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there

First Eagle Funds | Prospectus | March 1, 20239

Summary Information about the Global Fund

is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

10First Eagle Funds | Prospectus | March 1, 2023

Global Fund

For more information on the risks of investing in the Global Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Global Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The index is described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/global-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Second Quarter 2020	14.73%	First Quarter 2020	-19.50%

*	For the period presented in the bar chart above.
First Eagle Funds | Prospectus | March 1, 202311

Summary Information about the Global Fund

The following table discloses after-tax returns only for Class A shares. After-tax returns for Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class R3 Inception (5/1/18)	Class R4 Inception (1/17/18)	Class R5 Inception (7/29/19)	Class R6 Inception (3/1/17)
First Eagle Global Fund
Class A Shares
Return Before Taxes	-11.16%	3.49%	5.79%	—	—	—	—

Return After Taxes on Distributions	-11.99%	2.32%	4.70%	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-5.99%	2.61%	4.46%	—	—	—	—
Class C Shares
Return Before Taxes	-8.08%	3.77%	5.54%	—	—	—	—
Class I Shares
Return Before Taxes	-6.25%	4.83%	6.61%	—	—	—	—
Class R3 Shares
Return Before Taxes	-6.58%	—	—	4.80%	—	—	—
Class R4 Shares
Return Before Taxes	-6.48%	—	—	—	3.90%	—	—
Class R5 Shares
Return Before Taxes	-6.51%	—	—	—	—	4.50%	—
Class R6 Shares
Return Before Taxes	-6.19%	4.90%	—	—	—	—	5.60%
MSCI World Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	-18.14%	6.14%	8.85%	6.62%	6.14%	6.86%	8.00%
12First Eagle Funds | Prospectus | March 1, 2023

Global Fund

Our Management Team

First Eagle Investment Management, LLC serves as the Global Fund’s Adviser.

Matthew McLennan, Kimball Brooker, Jr., Manish Gupta and Julien Albertini serve as the Fund’s Portfolio Managers. Matthew McLennan and Kimball Brooker, Jr. have served as the Fund’s Portfolio Managers since September 2008 and February 2011, respectively. Manish Gupta and Julien Albertini have served as the Fund’s Portfolio Managers since May 2021.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Global Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 202313

First Eagle Overseas Fund

Summary Information

Investment Objective

First Eagle Overseas Fund (“Overseas Fund” or the “Fund”) seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.

Fees and Expenses of the Overseas Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Overseas Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Overseas Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A		Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75		0.75	0.75	0.75	0.75	0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None	0.35	0.10	None	None

Other Expenses	0.15		0.14	0.14	0.30	0.16	0.42	0.05
Total Annual Operating Expenses (%)	1.15		1.89	0.89	1.40	1.01	1.17	0.80
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

14First Eagle Funds | Prospectus | March 1, 2023

Overseas Fund

Example

The following example is intended to help you compare the cost of investing in the Overseas Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$611	$847	$1,101	$1,828
Class C (shares have a one year contingent deferred sales charge)
Sold	$292	$594	$1,021	$2,212

Held	$192	$594	$1,021	$2,212
Class I
Sold or Held	$91	$284	$493	$1,096
Class R3
Sold or Held	$143	$443	$766	$1,680
Class R4
Sold or Held	$103	$322	$558	$1,236
Class R5
Sold or Held	$119	$372	$644	$1,420
Class R6
Sold or Held	$82	$255	$444	$990

Portfolio Turnover Rate

The Overseas Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.99% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Overseas Fund will invest primarily in equity securities (e.g., common stocks) of non-U.S.

First Eagle Funds | Prospectus | March 1, 202315

Summary Information about the Overseas Fund

companies, the majority of which are traded in mature markets (for example, Canada, Japan, Germany and France), and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts) and “counts” relevant derivative positions towards this “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). The Fund also may invest up to 20% of its total assets in debt instruments (e.g., notes and bonds). The Fund may invest in debt instruments generally without regard to their credit rating or time to maturity. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in gold and other precious metals, and futures contracts related to precious metals.

The investment philosophy and strategy of the Overseas Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts).

For more information about the Overseas Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

16First Eagle Funds | Prospectus | March 1, 2023

Overseas Fund

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Overseas Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Overseas Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs

First Eagle Funds | Prospectus | March 1, 202317

Summary Information about the Overseas Fund

continue to be subject to many of the risks associated with investing directly in foreign investments.
•

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund reserves the right to dynamically allocate its assets across countries and regions, listed below are some of the geographies to which the Fund has significant exposure as of the date of this Prospectus.

Canada Risk — The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the mining and agricultural industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy.

European Risk — The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”) and the war in Ukraine. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the European Union, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Japan Risk — The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.

•	Emerging Market Risk — When the Fund invests in emerging market securities (generally meaning those associated with less developed markets),
18First Eagle Funds | Prospectus | March 1, 2023

Overseas Fund

the Fund may be exposed to market, credit, currency, liquidity, legal, political, technical and other risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there

First Eagle Funds | Prospectus | March 1, 202319

Summary Information about the Overseas Fund

is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

20First Eagle Funds | Prospectus | March 1, 2023

Overseas Fund

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Overseas Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Overseas Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The index is described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/overseas-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

First Eagle Funds | Prospectus | March 1, 202321

Summary Information about the Overseas Fund

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Second Quarter 2020	12.99%	First Quarter 2020	-17.70%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

22First Eagle Funds | Prospectus | March 1, 2023

Overseas Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class R3 Inception (5/1/18)	Class R4 Inception (1/17/18)	Class R5 Inception (3/11/19)	Class R6 Inception (3/1/17)
First Eagle Overseas Fund
Class A Shares
Return Before Taxes	-12.69%	0.67%	3.47%	—	—	—	—

Return After Taxes on Distributions	-13.40%	-0.17%	2.59%	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-6.99%	0.50%	2.67%	—	—	—	—
Class C Shares
Return Before Taxes	-9.69%	0.96%	3.24%	—	—	—	—
Class I Shares
Return Before Taxes	-7.89%	1.99%	4.29%	—	—	—	—
Class R3 Shares
Return Before Taxes	-8.38%	—	—	1.75%	—	—	—
Class R4 Shares
Return Before Taxes	-7.98%	—	—	—	1.11%	—	—
Class R5 Shares
Return Before Taxes	-8.19%	—	—	—	—	3.44%	—
Class R6 Shares
Return Before Taxes	-7.78%	2.07%	—	—	—	—	3.28%
MSCI EAFE Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	-14.45%	1.54%	4.67%	1.50%	1.54%	3.61%	4.51%

Our Management Team

First Eagle Investment Management, LLC serves as the Overseas Fund’s Adviser.

Matthew McLennan, Kimball Brooker, Jr., Christian Heck and Alan Barr serve as the Fund’s Portfolio Managers. Matthew McLennan and Kimball Brooker, Jr. have served as the Fund’s Portfolio Managers since September 2008 and March 2010, respectively. Christian Heck and Alan Barr have served as the Fund’s Portfolio Managers since May 2021.

First Eagle Funds | Prospectus | March 1, 202323

Summary Information about the Overseas Fund

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Overseas Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

24First Eagle Funds | Prospectus | March 1, 2023

First Eagle U.S. Value Fund

Summary Information

Investment Objective

First Eagle U.S. Value Fund (“U.S. Value Fund” or the ‘‘Fund”) seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities.

Fees and Expenses of the U.S. Value Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the U.S. Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the U.S. Value Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.75	0.75	0.75	0.75	0.75	0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	0.35	0.10	None	None

Other Expenses	0.16	0.17	0.13	0.24	0.29	0.27	0.08
Total Annual Operating Expenses (%)	1.16	1.92	0.88	1.34	1.14	1.02	0.83
Fee Waiver**	-0.05	-0.05	-0.05	-0.05	-0.05	-0.05	-0.05
Total Annual Operating Expenses After Fee Waiver (%)	1.11	1.87	0.83	1.29	1.09	0.97	0.78
First Eagle Funds | Prospectus | March 1, 202325

Summary Information about the U.S. Value Fund

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund’s net assets for the period through February 29, 2024. This agreement may not be terminated during its term without the consent of the Board of Trustees. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

Example

The following example is intended to help you compare the cost of investing in the U.S. Value Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the management fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$608	$845	$1,102	$1,834
Class C (shares have a one year contingent deferred sales charge)
Sold	$290	$598	$1,032	$2,239

Held	$190	$598	$1,032	$2,239
Class I
Sold or Held	$85	$276	$483	$1,080
Class R3
Sold or Held	$131	$420	$729	$1,608
Class R4
Sold or Held	$111	$357	$623	$1,382
Class R5
Sold or Held	$99	$320	$558	$1,243
Class R6
Sold or Held	$80	$260	$456	$1,021

Portfolio Turnover Rate

The U.S. Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover

26First Eagle Funds | Prospectus | March 1, 2023

U.S. Value Fund

rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.33% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the U.S. Value Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity (e.g., common stocks) and debt instruments (e.g., notes and bonds) and may invest to a lesser extent in securities of non-U.S. issuers (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). In particular, the Fund seeks companies exhibiting financial strength and stability, strong management and fundamental value. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The debt instruments in which the Fund may invest include fixed income securities without regard to credit rating or time to maturity and short-term debt instruments. The Fund may also invest in gold and other precious metals, and futures contracts related to precious metals. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price).

The investment philosophy and strategy of the U.S. Value Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related

First Eagle Funds | Prospectus | March 1, 202327

Summary Information about the U.S. Value Fund

instruments (primarily gold bullion and other precious metals and related futures contracts).

For more information about the U.S. Value Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the U.S. Value Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the U.S. Value Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when

28First Eagle Funds | Prospectus | March 1, 2023

U.S. Value Fund

due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-

First Eagle Funds | Prospectus | March 1, 202329

Summary Information about the U.S. Value Fund

related investments have traditionally been more volatile than investments in broader equity or debt markets.
•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. The Fund may use derivatives in seeking to reduce the impact of foreign exchange rate changes on the Fund’s value. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

30First Eagle Funds | Prospectus | March 1, 2023

U.S. Value Fund

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the U.S. Value Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the U.S. Value Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The index is described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/us-value-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

First Eagle Funds | Prospectus | March 1, 202331

Summary Information about the U.S. Value Fund

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Second Quarter 2020	14.53%	First Quarter 2020	-21.57%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

32First Eagle Funds | Prospectus | March 1, 2023

U.S. Value Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class R3 Inception (5/1/18)	Class R4 Inception (7/29/19)	Class R5 Inception (7/29/19)	Class R6 Inception (3/1/17)
First Eagle U.S. Value Fund
Class A Shares
Return Before Taxes	-10.41%	4.91%	7.04%	—	—	—	—

Return After Taxes on Distributions	-12.00%	2.94%	5.23%	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-4.99%	3.63%	5.36%	—	—	—	—
Class C Shares
Return Before Taxes	-7.27%	5.19%	6.77%	—	—	—	—
Class I Shares
Return Before Taxes	-5.47%	6.29%	7.88%	—	—	—	—
Class R3 Shares
Return Before Taxes	-5.92%	—	—	6.32%	—	—	—
Class R4 Shares
Return Before Taxes	-5.78%	—	—	—	5.90%	—	—
Class R5 Shares
Return Before Taxes	-5.56%	—	—	—	—	6.09%	—
Class R6 Shares
Return Before Taxes	-5.37%	6.34%	—	—	—	—	6.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	10.22%	9.73%	9.73%	10.65%
First Eagle Funds | Prospectus | March 1, 202333

Summary Information about the U.S. Value Fund

Our Management Team

First Eagle Investment Management, LLC serves as the U.S. Value Fund’s Adviser.

Matthew McLennan, Kimball Brooker, Jr., Matthew Lamphier and Mark Wright serve as the Fund’s Portfolio Managers. Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier have served as the Fund’s Portfolio Managers since January 2009, March 2010 and March 2014, respectively. Mark Wright has served as the Fund’s Portfolio Manager since May 2021.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the U.S. Value Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

34First Eagle Funds | Prospectus | March 1, 2023

First Eagle Gold Fund

Summary Information

Investment Objective

First Eagle Gold Fund (“Gold Fund” or the “Fund”) seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio.

Fees and Expenses of the Gold Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Gold Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Gold Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A		Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75		0.75	0.75	0.75	0.75	0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None	0.35	0.10	None	None

Other Expenses	0.19		0.18	0.19	0.35	0.25	0.24	0.10
Total Annual Operating Expenses (%)	1.19		1.93	0.94	1.45	1.10	0.99	0.85
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

First Eagle Funds | Prospectus | March 1, 202335

Summary Information about the Gold Fund

Example

The following example is intended to help you compare the cost of investing in the Gold Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$615	$859	$1,122	$1,871
Class C (shares have a one year contingent deferred sales charge)
Sold	$296	$606	$1,042	$2,254

Held	$196	$606	$1,042	$2,254
Class I
Sold or Held	$96	$300	$520	$1,155
Class R3
Sold or Held	$148	$459	$792	$1,735
Class R4
Sold or Held	$112	$350	$606	$1,340
Class R5
Sold or Held	$101	$315	$547	$1,213
Class R6
Sold or Held	$87	$271	$471	$1,049

Portfolio Turnover Rate

The Gold Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.78% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of providing investors the opportunity to participate in the investment characteristics of gold, the Gold Fund invests at least 80% of its

36First Eagle Funds | Prospectus | March 1, 2023

Gold Fund

net assets (plus any borrowings for investment purposes) in gold and/or securities (which may include both equity (e.g., common stocks) and, to a limited extent, debt instruments (e.g., notes and bonds)) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long-, medium-or short-life mines. Up to 20% of the Fund’s assets may be invested in equity and, to a limited extent, debt instruments unrelated to gold or the gold industry. The Fund anticipates it will allocate a substantial amount of its assets to foreign investments (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). The Fund may invest up to 20% of its total assets in debt securities. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in fixed income instruments (without regard to credit rating or time to maturity), short-term debt instruments, other precious metals, and futures contracts related to precious metals. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price).

An investment in the Gold Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary or deflationary pressures.

The Gold Fund is a “non-diversified” fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts). The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

Unlike the Fund, the Subsidiary may invest without limitation in commodities and related instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the Fund’s transactions in

First Eagle Funds | Prospectus | March 1, 202337

Summary Information about the Gold Fund

derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

For more information about the Gold Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Gold Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Gold Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is

38First Eagle Funds | Prospectus | March 1, 2023

Gold Fund

low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.
•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments. These risks may be more pronounced with respect to investments in emerging markets. Because of the Gold Fund’s policy of investing primarily in gold, securities directly related to gold and/or of companies engaged in the gold industry, a substantial part of the Gold Fund’s assets will generally be invested in one or more foreign countries, including emerging markets.

•

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund reserves the right to dynamically allocate

First Eagle Funds | Prospectus | March 1, 202339

Summary Information about the Gold Fund

its assets across countries and regions, listed below are some of the geographies to which the Fund has significant exposure as of the date of this Prospectus.

Brazil Risk — Brazil has experienced economic instability resulting from, among other things, political corruption, political instability, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency, leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates and fluctuations in commodity prices.

Canada Risk — The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the mining and agricultural industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund may invest in a limited number of companies, therefore gains or losses in a particular security may have a greater impact on their share price.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in

40First Eagle Funds | Prospectus | March 1, 2023

Gold Fund

interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Gold Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Gold Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The indices are described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).
First Eagle Funds | Prospectus | March 1, 202341

Summary Information about the Gold Fund

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/gold-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Second Quarter 2020	39.99%	Second Quarter 2013	-32.24%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

42First Eagle Funds | Prospectus | March 1, 2023

Gold Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class R3 Inception (5/1/18)	Class R4 Inception (7/29/19)	Class R5 Inception (7/29/19)	Class R6 Inception (3/1/17)
First Eagle Gold Fund
Class A Shares
Return Before Taxes	-6.48%	5.42%	-2.15%	—	—	—	—

Return After Taxes on Distributions	-6.48%	5.31%	-2.20%	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-3.83%	4.23%	-1.60%	—	—	—	—
Class C Shares
Return Before Taxes	-3.30%	5.70%	-2.40%	—	—	—	—
Class I Shares
Return Before Taxes	-1.31%	6.81%	-1.37%	—	—	—	—
Class R3 Shares
Return Before Taxes	-1.82%	—	—	8.31%	—	—	—
Class R4 Shares
Return Before Taxes	-1.51%	—	—	—	7.89%	—	—
Class R5 Shares
Return Before Taxes	-1.39%	—	—	—	—	7.93%	—
Class R6 Shares
Return Before Taxes	-1.26%	6.88%	—	—	—	—	5.62%
MSCI World Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	-18.14%	6.14%	8.85%	6.62%	6.86%	6.86%	8.00%

FTSE Gold Mines Index (reflects no deduction for fees, expenses or taxes)	-15.47%	2.63%	-4.69%	4.15%	0.85%	0.85%	2.15%

Our Management Team

First Eagle Investment Management, LLC serves as the Gold Fund’s Adviser.

Thomas Kertsos serves as the Fund’s Portfolio Manager. Max Belmont serves as the Fund’s Associate Portfolio Manager. Thomas Kertsos has served as the Fund’s Portfolio Manager since March 2016. Max Belmont has served as the Fund’s Associate Portfolio Manager since March 2021.

First Eagle Funds | Prospectus | March 1, 202343

Summary Information about the Gold Fund

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Gold Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

44First Eagle Funds | Prospectus | March 1, 2023

First Eagle Global Income Builder Fund

Summary Information

Investment Objective

First Eagle Global Income Builder Fund (“Global Income Builder Fund” or the “Fund”) seeks current income generation and long-term growth of capital.

Fees and Expenses of the Global Income Builder Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Global Income Builder Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Global Income Builder Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	0.35	0.10	None	None

Other Expenses	0.16	0.19	0.18	0.23	0.55	0.42	0.12
Total Annual Operating Expenses (%)	1.16	1.94	0.93	1.33	1.40	1.17	0.87
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

First Eagle Funds | Prospectus | March 1, 202345

Summary Information about the Global Income Builder Fund

Example

The following example is intended to help you compare the cost of investing in the Global Income Builder Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$612	$850	$1,106	$1,839
Class C (shares have a one year contingent deferred sales charge)
Sold	$297	$609	$1,047	$2,264

Held	$197	$609	$1,047	$2,264
Class I
Sold or Held	$95	$296	$515	$1,143
Class R3
Sold or Held	$135	$421	$729	$1,601
Class R4
Sold or Held	$143	$443	$766	$1,680
Class R5
Sold or Held	$119	$372	$644	$1,420
Class R6
Sold or Held	$89	$278	$482	$1,073

Portfolio Turnover Rate

There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. The Global Income Builder Fund pays transaction costs when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 13.76% of the average value of its portfolio.
46First Eagle Funds | Prospectus | March 1, 2023

Global Income Builder Fund

Principal Investment Strategies

To achieve its objective of current income generation and long-term growth of capital, the Global Income Builder Fund will normally invest primarily in common stocks of U.S. and foreign companies that offer attractive dividend yields as well as a range of fixed income instruments, including high-yield, below investment grade instruments (commonly referred to as “junk bonds”), investment grade instruments and sovereign debt, from markets in the United States and multiple countries around the world.

Investment decisions for the Global Income Builder Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in gold and other precious metals, and futures contracts related to precious metals. Under normal circumstances, the Fund anticipates it will allocate a substantial amount of its assets to income-producing securities. That generally means that approximately 80% or more of the Fund’s net assets (plus any borrowings for investment purposes) will be allocated to such investments, which may include dividend paying equities, both high-yield (below investment grade) and investment grade debt, sovereign bonds, and various short-term debt instruments. The Fund may invest in securities with any maturity or investment rating, as well as unrated securities. The Fund may also invest (typically for hedging purposes) in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices.

Additionally, under normal circumstances, the Fund anticipates it will allocate a substantial amount of its assets to foreign investments (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). That generally means that approximately 40% or more of the Fund’s net assets (plus any borrowings for investment purposes) will be allocated to foreign investments (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30% of its net assets (plus any borrowings for investment purposes) in foreign investments). For purposes of these 80%, 40% and 30% of assets allocations, the Fund “counts” relevant derivative positions on investments, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price).

The investment philosophy and strategy of the Global Income Builder Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). With respect to equity investments in particular, a discount to “intrinsic value” is

First Eagle Funds | Prospectus | March 1, 202347

Summary Information about the Global Income Builder Fund

sought even for what appear to be the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. Investments in debt instruments are made after careful scrutiny of the underlying creditworthiness of the issuer, taking into account such factors as cash flow generation, liquidation value and structural protections. The Global Income Builder Fund seeks to own debt instruments that offer an attractive “margin of safety” on principal repayment relative to the total expected return of the security.

For more information about the Global Income Builder Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Global Income Builder Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Global Income Builder Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a

48First Eagle Funds | Prospectus | March 1, 2023

Global Income Builder Fund

whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments.

•

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund is not required to allocate its investments in any set percentages to any particular countries, it normally will invest in at least three countries (one of which may be the United States). The Fund reserves the right to dynamically allocate its assets across countries and regions. Listed below are some of the geographies to which the Fund has significant exposure as of the date of this Prospectus.

European Risk — The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”) and the war in Ukraine. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the European Union, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

First Eagle Funds | Prospectus | March 1, 202349

Summary Information about the Global Income Builder Fund

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Corporate Bond Risk — The market value of a corporate bond may be affected by factors directly related to the issuer and by factors not directly related to the issuer, such as general market liquidity. The market value of corporate bonds generally may be expected to rise and fall inversely with interest rates, and as a result, corporate bonds may lose value in a rising-rate environment.

•

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

50First Eagle Funds | Prospectus | March 1, 2023

Global Income Builder Fund

•

Dividend Risk — There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will be paid, or that they will either remain at current levels or increase over time.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.
•

Defaulted Securities Risk — The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time.

•

High Yield Risk — The Fund intends to invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade instruments and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program that seeks to reduce the impact of foreign exchange rate changes on the Fund’s value. The Fund may at times also purchase derivatives as either a hedge or for investment purposes. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity.

First Eagle Funds | Prospectus | March 1, 202351

Summary Information about the Global Income Builder Fund

In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
•

Options Risk — The Fund may engage in various options transactions in which the Fund typically seeks to limit investment risk by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

•

Swaps Risk — Swap agreements (including credit default and index) are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Bank Loan Risk — The Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial

52First Eagle Funds | Prospectus | March 1, 2023

Global Income Builder Fund

condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

•

Real Estate Industry Risk — The Fund may invest in real estate investment trusts (“REITs”), which are subject to risks affecting the real estate industry generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

•

Sovereign Debt Risk — The Fund’s investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country.

•

LIBOR Risk — The risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) could have adverse impacts on financial instruments that reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.

•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or

First Eagle Funds | Prospectus | March 1, 202353

Summary Information about the Global Income Builder Fund

having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Global Income Builder Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Global Income Builder Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The indices are described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/global-income-builder-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

54First Eagle Funds | Prospectus | March 1, 2023

Global Income Builder Fund

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Fourth Quarter 2022	11.10%	First Quarter 2020	-15.78%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares. After-tax returns for Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

First Eagle Funds | Prospectus | March 1, 202355

Summary Information about the Global Income Builder Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class R3 Inception (5/1/18)	Class R4 Inception (7/29/19)	Class R5 Inception (7/29/19)	Class R6 Inception (3/1/17)
First Eagle Global Income Builder Fund
Class A Shares
Return Before Taxes	-8.35%	2.45%	4.50%	—	—	—	—

Return After Taxes on Distributions	-9.16%	1.45%	3.39%	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-4.64%	1.64%	3.18%	—	—	—	—
Class C Shares
Return Before Taxes	-5.24%	2.71%	4.25%	—	—	—	—
Class I Shares
Return Before Taxes	-3.33%	3.77%	5.30%	—	—	—	—
Class R3 Shares
Return Before Taxes	-3.72%	—	—	3.74%	—	—	—
Class R4 Shares
Return Before Taxes	-3.70%	—	—	—	3.96%	—	—
Class R5 Shares
Return Before Taxes	-3.62%	—	—	—	—	4.04%	—
Class R6 Shares
Return Before Taxes	-3.28%	3.80%	—	—	—	—	4.80%
60% MSCI World Index/40% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses, but reflects net of taxes)	-15.85%	4.01%	5.92%	4.50%	3.75%	3.75%	5.24%

MSCI World Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	-18.14%	6.14%	8.85%	6.62%	6.86%	6.86%	8.00%

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%	0.50%	-1.65%	-1.65%	0.47%
56First Eagle Funds | Prospectus | March 1, 2023

Global Income Builder Fund

Our Management Team

First Eagle Investment Management, LLC serves as the Adviser to the Global Income Builder Fund.

Kimball Brooker, Jr., Edward Meigs, Sean Slein, Julien Albertini and Idanna Appio serve as the Fund’s Portfolio Managers. Edward Meigs and Sean Slein have served as the Fund’s Portfolio Managers since the Fund’s inception on May 1, 2012. Kimball Brooker, Jr., Julien Albertini and Idanna Appio have served as the Fund’s Portfolio Managers since July 2016, March 2019 and May 2021, respectively.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Global Income Builder Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 202357

First Eagle High Income Fund

Summary Information

Investment Objective

First Eagle High Income Fund (“High Income Fund” or the “Fund”) seeks to provide investors with a high level of current income.

Fees and Expenses of the High Income Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the High Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $100,000 in the High Income Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	4.50	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.45	0.45	0.45	0.45	0.45	0.45	0.45

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	0.35	0.10	None	None

Other Expenses	0.43	0.43	0.41	0.48	1.81	0.67	0.33
Total Annual Operating Expenses (%)	1.13	1.88	0.86	1.28	2.36	1.12	0.78
Fee Waiver and/or Expense Reimbursement**	-0.19	-0.19	-0.17	-0.24	-1.57	-0.43	-0.09
Total Annual Operating Expenses After Fee Waiver and/or Expenses Reimbursement (%)	0.94	1.69	0.69	1.04	0.79	0.69	0.69
58First Eagle Funds | Prospectus | March 1, 2023

High Income Fund

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.
**

First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/ or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Example

The following example is intended to help you compare the cost of investing in the High Income Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.
First Eagle Funds | Prospectus | March 1, 202359

Summary Information about the High Income Fund

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$542	$775	$1,027	$1,747
Class C (shares have a one year contingent deferred sales charge)
Sold	$272	$572	$999	$2,186

Held	$172	$572	$999	$2,186
Class I
Sold or Held	$70	$257	$460	$1,045
Class R3
Sold or Held	$106	$382	$679	$1,524
Class R4
Sold or Held	$81	$586	$1,118	$2,575
Class R5
Sold or Held	$70	$313	$575	$1,325
Class R6
Sold or Held	$70	$240	$424	$958

Portfolio Turnover Rate

There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. The High Income Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 28.00% of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the High Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds. Such high yield instruments may include corporate bonds and loans, municipal bonds, convertible securities, and mortgage-backed and asset-backed securities. The Fund may invest in, and count for the purposes of this 80% allotment, unrated securities or other instruments deemed by the Fund’s Adviser to be below investment grade. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing

60First Eagle Funds | Prospectus | March 1, 2023

High Income Fund

so, values each position at the price at which it is held on the Fund’s books (generally market price).

The Fund may invest its assets in the securities of both U.S. and foreign issuers. The Fund may also invest (typically for hedging purposes) in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices.

The Fund may invest in securities with any investment rating or time to maturity.

For more information about the High Income Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the High Income Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the High Income Fund, which could adversely affect its net asset value and total return, are:

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

First Eagle Funds | Prospectus | March 1, 202361

Summary Information about the High Income Fund

•

High Yield Risk — The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Illiquid Investment Risk — Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments,

62First Eagle Funds | Prospectus | March 1, 2023

High Income Fund

including junk bonds, is generally less liquid than the market for higher-quality debt instruments.
•

Call Risk — The Fund may be subject to the risk that an issuer will exercise its right to pay principal on a debt obligation (such as a convertible security) that is held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities.

•

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

•

Bank Loan Risk — The Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

•

Corporate Bond Risk — The market value of a corporate bond may be affected by factors directly related to the issuer and by factors not directly related to the issuer, such as general market liquidity. The market value of corporate bonds generally may be expected to rise and fall inversely with interest rates, and as a result, corporate bonds may lose value in a rising-rate environment.

First Eagle Funds | Prospectus | March 1, 202363

Summary Information about the High Income Fund

•

Municipal Bond Risk — Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest.

•

Mortgage- and Asset-Backed Securities Risk — Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets, and changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain U.S. government-sponsored entities (“GSEs”) are not issued or guaranteed by the U.S. Treasury, and there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.
•

Defaulted Securities Risk — The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. The Fund may use derivatives in seeking to reduce the impact of foreign exchange rate changes on the Fund’s value. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

64First Eagle Funds | Prospectus | March 1, 2023

High Income Fund

•

Options Risk — The Fund may engage in various options transactions in which the Fund typically seeks to limit investment risk by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

•

Swaps Risk — Swap agreements (including credit default and index) are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

LIBOR Risk — The risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) could have adverse impacts on financial instruments that reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the High Income Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the High Income Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market

First Eagle Funds | Prospectus | March 1, 202365

Summary Information about the High Income Fund

performance, which have characteristics relevant to the Fund’s investment strategy. The index is described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/high-income-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns—Class I

Best Quarter*		Worst Quarter*
Second Quarter 2020	9.88%	First Quarter 2020	-12.11%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class I shares. After-tax returns for Class A, Class C, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes

66First Eagle Funds | Prospectus | March 1, 2023

High Income Fund

for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class R3 Inception (5/1/18)	Class R4 Inception (7/29/19)	Class R5 Inception (7/29/19)	Class R6 Inception (3/1/17)
First Eagle High Income Fund
Class A Shares
Return Before Taxes	-12.89%	0.74%	2.23%	—	—	—	—
Class C Shares
Return Before Taxes	-10.25%	0.93%	1.94%	—	—	—	—
Class I Shares
Return Before Taxes	-8.46%	1.97%	3.00%	—	—	—	—

Return After Taxes on Distributions	-10.51%	-0.14%	0.51%	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-5.00%	0.71%	1.26%	—	—	—	—
Class R3 Shares
Return Before Taxes	-8.95%	—	—	1.45%	—	—	—
Class R4 Shares
Return Before Taxes	-10.03%	—	—	—	0.03%	—	—
Class R5 Shares
Return Before Taxes	-8.74%	—	—	—	—	0.78%	—
Class R6 Shares
Return Before Taxes	-8.39%	1.97%	—	—	—	—	2.24%
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	-11.19%	2.31%	4.03%	2.53%	1.17%	1.17%	2.74%

Our Management Team

First Eagle Investment Management, LLC serves as the Adviser to the High Income Fund.

Edward Meigs and Sean Slein serve as the Fund’s Portfolio Managers. Previously, Edward Meigs and Sean Slein served as Portfolio Managers at Dwight Asset Management, LLC, where they managed the predecessor fund since its inception on November 19, 2007.

First Eagle Funds | Prospectus | March 1, 202367

Summary Information about the High Income Fund

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the High Income Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

68First Eagle Funds | Prospectus | March 1, 2023

First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America)

Summary Information

Investment Objective

First Eagle Rising Dividend Fund (“Rising Dividend Fund” or the “Fund”) seeks capital appreciation and current income.

Fees and Expenses of the Rising Dividend Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Rising Dividend Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Rising Dividend Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162 respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A		Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.50		0.50	0.50	0.50	0.50	0.50	0.50

Distribution and/or Service (12b-1) Fees	0.25		1.00	None	0.35	0.10	None	None

Other Expenses	0.30		0.34	0.24	0.30	0.44	0.81	0.19
Total Annual Operating Expenses (%)	1.05		1.84	0.74	1.15	1.04	1.31	0.69
Fee Waiver and/or Expense Reimbursement**	-0.15		-0.19	-0.09	-0.15	-0.29	-0.66	-0.04
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	0.90		1.65	0.65	1.00	0.75	0.65	0.65

First Eagle Funds | Prospectus | March 1, 202369

Summary Information about the Rising Dividend Fund

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**

First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/ or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Example

The following example is intended to help you compare the cost of investing in the Rising Dividend Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.
70First Eagle Funds | Prospectus | March 1, 2023

Rising Dividend Fund

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$587	$803	$1,037	$1,706
Class C (shares have a one year contingent deferred sales charge)
Sold	$268	$560	$978	$2,143

Held	$168	$560	$978	$2,143
Class I
Sold or Held	$66	$228	$403	$910
Class R3
Sold or Held	$102	$350	$618	$1,384
Class R4
Sold or Held	$77	$302	$546	$1,245
Class R5
Sold or Held	$66	$350	$655	$1,521
Class R6
Sold or Held	$66	$217	$380	$855

Portfolio Turnover Rate

The Rising Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Rising Dividend Fund’s portfolio turnover rate was 10.87% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of capital appreciation and current income, under normal circumstances the Fund will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). The Fund’s investments in foreign equity instruments can be denominated in any applicable foreign currency. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in dividend paying equity securities where the dividends are expected to increase over time.
First Eagle Funds | Prospectus | March 1, 202371

Summary Information about the Rising Dividend Fund

Such investments include common stock, hybrid instruments such as preferred stock and convertible securities, and real estate investment trusts.

The Fund also may invest in warrants, corporate bonds and other debt instruments, repurchase agreements and derivatives. The Fund "counts" relevant derivative positions towards its "80% of net assets" allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price).

In selecting companies for investment, the Adviser seeks to identify what it considers to be high quality companies. While a company selected for investment may not meet all of these characteristics, the Adviser considers a high quality company to demonstrate, in the opinion of the Adviser, some or all of the following: durable competitive advantage(s); conservative capital structure; prudent management; and attractive financial metrics, including the capacity to grow dividends. The Adviser generally will sell an investment if it no longer meets these criteria.

The derivatives in which the Fund may invest include written covered call and put options on equity or debt securities. The Fund may write “covered” call (and put) options on equity or debt securities in seeking to enhance investment return and to hedge against declines (or increases) in the prices of portfolio securities.

The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy.

The investment philosophy and strategy of the Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in debt securities generally without regard to their credit rating, time to maturity or duration. “Duration” is a way of measuring a debt security’s sensitivity to a potential change in interest rates. However, the Fund has no current intention

72First Eagle Funds | Prospectus | March 1, 2023

Rising Dividend Fund

of investing more than 5% of its net assets in debt instruments that are below investment grade (commonly referred to as “high yield” or “junk” bonds).

The Fund is a “non-diversified” fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For more information about the Rising Dividend Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Rising Dividend Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Rising Dividend Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

First Eagle Funds | Prospectus | March 1, 202373

Summary Information about the Rising Dividend Fund

•

Dividend Risk — There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will be paid, or that they will either remain at current levels or increase over time.

•

Preferred Stock Risk — The Fund may invest in preferred stock. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

•

Warrants Risk — The Fund may invest in warrants. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund will invest in a limited number of companies, therefore gains or losses in a particular security may have a greater impact on their share price.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions

74First Eagle Funds | Prospectus | March 1, 2023

Rising Dividend Fund

and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Corporate Bond Risk — The market value of a corporate bond may be affected by factors directly related to the issuer and by factors not directly related to the issuer, such as general market liquidity. The market value of corporate bonds generally may be expected to rise and fall inversely with interest rates, and as a result, corporate bonds may lose value in a rising-rate environment.

•

Call Risk — The Fund may be subject to the risk that an issuer will exercise its right to pay principal on a debt obligation (such as a convertible security) that is held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities.

•

Prepayment Risk — Certain instruments are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, borrowers may refinance high-rate debt and prepay the principal. Cash from these prepayments flows through to prepay securities, necessitating reinvestment in other assets, which may lower returns.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

First Eagle Funds | Prospectus | March 1, 202375

Summary Information about the Rising Dividend Fund

•

Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

•

Options Risk — The Fund may engage in various options transactions in which the Fund seeks to limit investment risk or increase investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments. The Fund’s investments also may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”) and the war in Ukraine. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the European Union, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Real Estate Industry Risk — The Fund may invest in real estate investment trusts (“REITs”), which are subject to risks affecting the real estate industry generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks

76First Eagle Funds | Prospectus | March 1, 2023

Rising Dividend Fund

specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).
•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Rising Dividend Fund, please see the More Information about the Funds’ Investments section.

Investment Results

Effective March 1, 2023, the Fund changed its name and principal investment strategy. In addition, in August 2020, the Adviser assumed sole responsibility for managing the Fund. Prior to then, the Fund pursued a different investment objective and principal investment strategy. Performance for the periods prior to March 1, 2023 and August 14, 2020 shown below is based on the investment strategies utilized by the Fund at those times.

The following information provides an indication of the risks of investing in the Rising Dividend Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The index is described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

First Eagle Funds | Prospectus | March 1, 202377

Summary Information about the Rising Dividend Fund

Updated performance information is available at www.firsteagle.com/rising-dividend-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
First Quarter 2019	18.65%	First Quarter 2020	-23.72%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

78First Eagle Funds | Prospectus | March 1, 2023

Rising Dividend Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class I Inception (3/8/13)	Class R3 Inception (5/1/18)	Class R4 Inception (7/29/19)	Class R5 Inception (7/29/19)	Class R6 Inception (3/1/17)
First Eagle Rising Dividend Fund
Class A Shares
Return Before Taxes	-23.33%	-0.64%	4.89%	—	—	—	—	—

Return After Taxes on Distributions	-23.89%	-3.39%	2.75%	—	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-13.40%	-0.84%	3.63%	—	—	—	—	—
Class C Shares
Return Before Taxes	-20.66%	-0.35%	4.65%	—	—	—	—	—
Class I Shares
Return Before Taxes	-19.10%	0.67%	—	5.03%	—	—	—	—
Class R3 Shares
Return Before Taxes	-19.39%	—	—	—	1.05%	—	—	—
Class R4 Shares
Return Before Taxes	-19.19%	—	—	—	—	2.21%	—	—
Class R5 Shares
Return Before Taxes	-19.12%	—	—	—	—	—	2.31%	—
Class R6 Shares
Return Before Taxes	-19.10%	0.69%	—	—	—	—	—	2.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	12.06%	10.22%	9.73%	9.73%	10.65%

Our Management Team

First Eagle Investment Management, LLC serves as the Rising Dividend Fund’s Adviser.

Julien Albertini, Manish Gupta and Christian Heck have served as the Fund’s Portfolio Managers since August 2020.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Rising Dividend Fund is $2,500 for Classes A and C, and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section for more information.

First Eagle Funds | Prospectus | March 1, 202379

Summary Information about the Rising Dividend Fund

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

80First Eagle Funds | Prospectus | March 1, 2023

First Eagle Small Cap Opportunity Fund

Summary Information

Investment Objective

First Eagle Small Cap Opportunity Fund (“Small Cap Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Small Cap Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Small Cap Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.85	0.85	0.85

Distribution and/or Service (12b-1) Fees	0.25	None	None

Other Expenses	0.31	0.32	0.43

Acquired Fund Fees and Expenses***	0.01	0.01	0.01
Total Annual Operating Expenses (%)	1.42	1.18	1.29
Fee Waiver and/or Expense Reimbursement**	-0.16	-0.17	-0.28
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	1.26	1.01	1.01
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**	First Eagle Investment Management, LLC (the “Adviser) has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual
First Eagle Funds | Prospectus | March 1, 202381

Summary Information about the Small Cap Opportunity Fund

operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 1.00% and 1.00% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

***

Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies. Total Annual Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights table, which does not include AFFE. AFFE is based on an estimate for the current fiscal year; actual expenses may vary.

Example

The following example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$622	$912	$1,223	$2,104
Class I
Sold or Held	$103	$358	$633	$1,417
Class R6
Sold or Held	$103	$381	$681	$1,532

Portfolio Turnover Rate

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s

82First Eagle Funds | Prospectus | March 1, 2023

Small Cap Opportunity Fund

performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 45.84% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, in equity securities of small-and micro-cap companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities (e.g., common stocks, warrants and rights), including hybrid securities (e.g., preferred stocks and convertible securities), of small-cap companies. The Adviser defines small-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2000® Index. The Russell 2000® Index is reconstituted annually. Within small-cap, the Adviser further defines micro-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell Microcap® Index. The Russell Microcap® Index is reconstituted annually.

Small-cap companies and micro-cap companies may have similar commercial characteristics (e.g., developing or marketing new products or services for which markets are not yet established). They differ, however, in the market value of their outstanding shares (i.e., market capitalization) with micro-cap companies having smaller market capitalizations than small-cap companies.

Potential investments that the Adviser considers to be opportunistic may include situations involving company turnarounds (e.g., a company that may be experiencing periods of poor financial or stock performance but may be exhibiting potential for financial recovery), emerging growth companies with interrupted earnings patterns (e.g., companies without a long or consistent history of earnings but that the Adviser believes have the potential for earnings growth), companies with unrecognized asset values, or undervalued growth companies (e.g., companies that have low multiples of price-to-book or price-to-sales ratios, or companies with securities that are trading at a price below what the Adviser believes the security is worth). In certain market environments, the Fund may invest up to 10% of its net assets (plus any borrowings for investment purposes and measured at the time of investment) in securities of foreign issuers.

The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

First Eagle Funds | Prospectus | March 1, 202383

Summary Information about the Small Cap Opportunity Fund

For more information about the Small Cap Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Small Cap Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Small Cap Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Small-Size Company Risk — The Fund will invest in small-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in small-size companies, especially when the Fund is a larger holder of a small company’s securities, also may be more difficult or expensive to trade.

•

Micro-Size Company Risk — The Fund will invest in micro-size companies, the securities of which can be more volatile in price than those of larger and small-size companies. Positions in micro-size companies, especially when the Fund is a larger holder of a micro-size company’s securities, also may be more difficult or expensive to trade.

•	Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common
84First Eagle Funds | Prospectus | March 1, 2023

Small Cap Opportunity Fund

stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Preferred Stock Risk — The Fund may invest in preferred stock. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

•

Warrants and Rights Risk — The Fund may invest in warrants and rights. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments. The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”) and the war in Ukraine. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business

First Eagle Funds | Prospectus | March 1, 202385

Summary Information about the Small Cap Opportunity Fund

activities and revenues. Any further exits from the European Union, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Other Investment Company Risk — To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (“ETFs”), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments. In addition, the Fund will pay a proportional share of the fees and expenses of the other investment companies in addition to its own fees and expenses and, as a result, shareholders will be subject to two layers of fees and expenses.

•

Value Investment Strategy Risk — “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Small Cap Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Small Cap Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The indices are described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).
86First Eagle Funds | Prospectus | March 1, 2023

Small Cap Opportunity Fund

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/small-cap-opportunity-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns—Class I

Best Quarter*		Worst Quarter*
Fourth Quarter 2022	11.95%	Second Quarter 2022	-18.21%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class I shares. After-tax returns for Class A and Class R6 shares will vary.
First Eagle Funds | Prospectus | March 1, 202387

Summary Information about the Small Cap Opportunity Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	Class A Inception (7/1/21)	Class I Inception (4/27/21)	Class R6 Inception (7/1/21)
First Eagle Small Cap Opportunity Fund
Class A Shares
Return Before Taxes	-18.54%	14.08%	—	—
Class I Shares
Return Before Taxes	-14.05%	—	-8.16%	—

Return After Taxes on Distributions	-14.08%	—	-8.56%

Return After Taxes on Distributions and Sales of Fund Shares	-8.30%	—	-6.30%	—
Class R6 Shares
Return Before Taxes	-14.14%	—	—	-10.91%
Russell 2000® Value Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	-14.48%	-9.16%	-5.53%	-9.16%

Russell 2000® Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	-20.44%	-15.47%	-11.31%	-15.47%

Our Management Team

First Eagle Investment Management, LLC serves as the Small Cap Fund’s Adviser.

William A. Hench joined First Eagle Investment Management, LLC as the lead Portfolio Manager of the Small Cap Fund and head of the Small Cap team in April 2021. Previously, William was a portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners, where he worked for 18 years.

Robert Kosowsky joined First Eagle Investment Management, LLC as an Associate Portfolio Manager of the Small Cap Fund in April 2021. Previously, Robert was assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners.

Suzanne Franks joined First Eagle Investment Management, LLC as an Associate Portfolio Manager of the Small Cap Fund in April 2021. Previously, Suzanne was assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners.

88First Eagle Funds | Prospectus | March 1, 2023

Small Cap Opportunity Fund

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Small Cap Fund is $2,500 for Class A and $1 million for Class I. There is no minimum initial investment for Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 202389

First Eagle U.S. Smid Cap Opportunity Fund

Summary Information

Investment Objective

First Eagle U.S. Smid Cap Opportunity Fund (“Smid Cap Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Smid Cap Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Smid Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Smid Cap Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.75	0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25	None	None

Other Expenses***	23.62	23.62	23.62

Acquired Fund Fees and Expenses***	0.01	0.01	0.01
Total Annual Operating Expenses (%)	24.63	24.38	24.38
Fee Waiver and/or Expense Reimbursement**	-23.42	-23.42	-23.42
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	1.21	0.96	0.96

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
90First Eagle Funds | Prospectus | March 1, 2023

U.S. Smid Cap Opportunity Fund

**

First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.20%, 0.95% and 0.95% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.20%, 0.95% and 0.95% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

***

“Other Expenses” and Acquired Fund Fees and Expenses (“AFFE”) are based on an estimate for the current fiscal year; actual expenses my vary. AFFE are fees and expenses incurred by the Fund in connection with its investments in other investment companies. Total Annual Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights table, which does not include AFFE.

Example

The following example is intended to help you compare the cost of investing in the Smid Cap Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years
Class A
Sold or Held	$617	$4,568
Class I
Sold or Held	$98	$4,235
Class R6
Sold or Held	$98	$4,235

Portfolio Turnover Rate

The Smid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s

First Eagle Funds | Prospectus | March 1, 202391

Summary Information about the U.S. Smid Cap Opportunity Fund performance. During the period from inception on August 15, 2022 through October 31, 2022, the Smid Cap Fund’s portfolio turnover rate was 4.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, in equity securities of small- and mid-cap (“smid cap”) companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities (e.g., common stocks, warrants, rights and preferred stocks) of U.S. smid cap companies. The Adviser defines smid cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2500TM Index. The Russell 2500TM Index is reconstituted annually. As of December 31, 2022, the market capitalization range of the companies included within the Russell 2500TM Index was between $21.2 billion and $6 million.

Potential investments that the Adviser considers to be opportunistic may include situations involving company turnarounds (e.g., a company that may be experiencing periods of poor financial or stock performance but may be exhibiting potential for financial recovery), emerging growth companies with interrupted earnings patterns (e.g., companies without a long or consistent history of earnings but that the Adviser believes have the potential for earnings growth), companies with unrecognized asset values, or undervalued growth companies (e.g., companies that have low multiples of price-to book or price-to sales ratios, or companies with securities that are trading at a price below what the Adviser believes the security is worth). The Adviser also considers investments in companies that have the potential to benefit from a perceived catalyst for positive change, such as companies with new management, a more favorable business cycle, product innovation and/or margin improvement. In certain market environments, the Fund may invest up to 10% of its net assets (plus any borrowings for investment purposes and measured at the time of investment) in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)).

The Fund may invest in other investment companies (e.g., exchange-traded funds) that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.
92First Eagle Funds | Prospectus | March 1, 2023

U.S. Smid Cap Opportunity Fund

In managing the Fund’s assets, the Adviser uses various methods of analysis primarily rooted in drawing a view on the valuation of each security and a related evaluation of each company. In selecting securities for the Fund, the Adviser generally evaluates the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The Adviser generally seeks to invest in equity securities of companies that are trading below the Adviser’s estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such securities.

For more information about the Smid Cap Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Smid Cap Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Smid Cap Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Small and Medium-Size Company Risk — The Fund will invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially

First Eagle Funds | Prospectus | March 1, 202393

Summary Information about the U.S. Smid Cap Opportunity Fund when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small and medium-size companies to be companies with market capitalizations that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2500TM Index.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Preferred Stock Risk — The Fund may invest in preferred stock. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

•

Warrants and Rights Risk — The Fund may invest in warrants and rights. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments are susceptible to less politically, economically and socially stable environments and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments. The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”) and the war in Ukraine. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United

94First Eagle Funds | Prospectus | March 1, 2023

U.S. Smid Cap Opportunity Fund

Kingdom and/or Europe for their business activities and revenues. Any further exits from the European Union, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

•

Other Investment Company Risk — To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (“ETFs”), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments. In addition, the Fund will pay a proportional share of the fees and expenses of the other investment companies in addition to its own fees and expenses and, as a result, shareholders will be subject to two layers of fees and expenses.

•

New Fund Risk — The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.

•

Value Investment Strategy Risk — “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Smid Cap Fund, please see the More Information about the Funds’ Investments section.

Investment Results

Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, performance information will be available at www.firsteagle.com/us-smid-cap-opportunity-fund or by calling 800.334.2143.
First Eagle Funds | Prospectus | March 1, 202395

Summary Information about the U.S. Smid Cap Opportunity Fund

Our Management Team

First Eagle Investment Management, LLC serves as the Smid Cap Fund’s Adviser.

William A. Hench is the lead Portfolio manager of the Smid Cap Fund. He joined First Eagle Investment Management, LLC as the lead Portfolio Manager of the First Eagle Small Cap Opportunity Fund and head of the Small Cap team in April 2021. Previously, William was a portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners, where he worked for 18 years.

Robert Kosowsky is an Associate Portfolio Manager of the Smid Cap Fund. He joined First Eagle Investment Management, LLC as an Associate Portfolio Manager of the First Eagle Small Cap Opportunity Fund in April 2021. Previously, Robert was assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners.

Suzanne Franks is an Associate Portfolio Manager of the Smid Cap Fund. She joined First Eagle Investment Management, LLC as an Associate Portfolio Manager of the First Eagle Small Cap Opportunity Fund in April 2021. Previously, Suzanne was assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Smid Cap Fund is $2,500 for Class A and $1 million for Class I. There is no minimum initial investment for Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

96First Eagle Funds | Prospectus | March 1, 2023

First Eagle Global Real Assets Fund

Summary Information

Investment Objective

First Eagle Global Real Assets Fund (“Real Assets Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Real Assets Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Real Assets Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Real Assets Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 155 and 162, respectively, and in the appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.65	0.65	0.65

Distribution and/or Service (12b-1) Fees	0.25	None	None

Other Expenses	4.23	4.10	4.11
Total Annual Operating Expenses (%)	5.13	4.75	4.76
Fee Waiver and/or Expense Reimbursement**	-4.03	-3.90	-3.91
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	1.10	0.85	0.85
*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**

First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/ or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any)

First Eagle Funds | Prospectus | March 1, 202397

Summary Information about the Global Real Assets Fund

(“annual operating expenses”) of each class are limited to 1.10%, 0.85% and 0.85% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.10%, 0.85% and 0.85% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Example

The following example is intended to help you compare the cost of investing in the Real Assets Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$607	$1,618	$2,627	$5,137
Class I
Sold or Held	$87	$1,079	$2,076	$4,590
Class R6
Sold or Held	$87	$1,081	$2,080	$4,597

Portfolio Turnover Rate

The Real Assets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the period from inception on December 1, 2021 through October 31, 2022, the Real Asset Fund’s portfolio turnover rate was 12.37% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Real Assets Fund will normally invest at least 80% of its net assets (plus any borrowing for

98First Eagle Funds | Prospectus | March 1, 2023

Global Real Assets Fund

investment purposes) in a variety of assets believed by the Adviser to represent interests in “real assets” or “real asset” industries. It is anticipated that the Fund will primarily invest in equity securities (including convertible securities) of U.S. and foreign companies, with the balance invested in precious metals and related securities, cash and cash equivalents (such as Treasury bills), fixed income securities including inflation-linked fixed income securities (such as Treasury Inflation-Protected Securities or “TIPS”) and debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds. “Real assets,” in which the Fund will invest, include physical assets and assets that are otherwise recognized as stores of value, such as gold bullion or other precious metals, certain commodities and inflation-linked fixed income securities. While the Fund has no current intention to make direct investment in real estate, land or equipment, it will target the industries of companies that are related to these assets (e.g., real estate investment trusts, developers and construction businesses, real estate finance companies, real estate brokerages and other related businesses, such as home improvement and home furnishings retailers). Specifically, “real asset” industries are those that relate to ownership or production of such assets or products or services otherwise supporting such assets. These industries may include basic materials, industrials, chemicals, energy, infrastructure, real estate, and utilities, as well as related suppliers and similarly connected businesses such as businesses within the telecommunications, health care, automobile and consumer staples sectors or industries. The strategy seeks to preserve flexibility to shift allocations modestly among sectors and asset classes to invest where the Adviser believes the market offers the most appropriate risk-reward opportunities at any given time, within the above framework. Real assets are generally thought to perform well in periods of rising or high inflation, as compared to a broader equity portfolio.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in debt instruments (e.g., notes and bonds) without regard to credit rating or time to maturity, short-term debt instruments, futures contracts related to precious metals, forward contracts related to foreign exchange and options on equity securities or indices. The Fund “counts” relevant derivative positions towards its “80% of net assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). Under normal circumstances, the Fund anticipates it will allocate a portion of its assets to foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). The Fund is not required to allocate its investments in any set percentages to any particular countries, but normally

First Eagle Funds | Prospectus | March 1, 202399

Summary Information about the Global Real Assets Fund

will invest in at least three countries (one of which may be the United States). The countries in which the Fund may invest may include countries whose economies are still developing (sometimes called “emerging markets”). Through its investments in “real assets” or “real asset” industries, the Fund will be invested in a number of different countries, which may include Canada, Japan and the United Kingdom.

The investment philosophy and strategy of the Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments, including derivatives (e.g., gold bullion and other precious metals and related futures, and commodities-related derivatives contracts).

For more information about the Real Assets Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Real Assets Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Real Assets Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the

100First Eagle Funds | Prospectus | March 1, 2023

Global Real Assets Fund

United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments. The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union.

•

Emerging Market Risk — Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic

First Eagle Funds | Prospectus | March 1, 2023101

Summary Information about the Global Real Assets Fund

structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

•

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund is not required to allocate its investments in any set percentages to any particular countries, it normally will invest in at least three countries (one of which may be the United States). The Fund reserves the right to dynamically allocate its assets across countries and regions. Listed below are some of the geographies to which the Fund has significant exposure as of the date of this Prospectus.

Canada Risk — The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the mining and agricultural industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy.

•

Real Assets Companies Risk — The Fund will invest in companies operating in various industries related to real assets. To the extent there is a downturn in one or more of these industries, there would be a larger impact on the Fund than if the Fund’s portfolio were more broadly diversified. Factors that may affect these industries include, but are not limited to, government regulation or deregulation, energy conservation and supply/demand, raw material prices, commodities regulation, cost of transport, cost of labor, interest rates, and broad economic developments such as growth or contraction in different markets, currency valuation changes and central bank movements.

•

Inflation/Deflation Risk — Although the Fund is intended to provide a measure of protection against inflation, it is possible it will not do so to the extent intended. The Fund’s investments may be adversely affected to a greater extent than other investments during periods of deflation.

•

Natural Resources Risk — The Fund may invest in securities of companies that focus on natural resources. The securities of these companies may be negatively affected by a variety of factors, including but not limited to, natural disasters in natural resource areas, commodity price volatility, government

102First Eagle Funds | Prospectus | March 1, 2023

Global Real Assets Fund

regulations, conservation efforts and other global political and economic developments.
•

Commodity Investments Risk — The Fund may invest in commodities-related businesses and instruments. Commodities generally can be more volatile than other types of assets. Factors that affect the volatility of commodities include, but are not limited to, commodity price movements (whether of individual commodities or indexes or other instruments linked to commodities, changes in demand, costs of transport, interest rate changes, natural disasters and extreme weather changes, and regulatory developments, such as embargoes and tariffs.

•

Energy Risk — The Fund may invest in energy companies, which may be negatively affected by natural disasters, the high investment costs of exploration and other long-term projects, maintenance costs (and risks of obsolescence) associated with significant fixed assets, commodity prices, government regulations, and conservation efforts, among other factors.

•

Infrastructure Risk — The Fund may invest in securities of companies that focus on infrastructure related activities, including utilities and transport companies. These securities are subject to various related risks, including but not limited to, supply and demand for infrastructure related services, the high investment costs of long-term projects, maintenance costs (and risks of obsolescence) associated with significant fixed assets, political developments, changing interest rates which may affect infrastructure financing, regulatory changes and catastrophic weather events.

•

Environmental and Climate Risk — Real asset companies and industries can be especially exposed to environmental risks, including climate change. These include, but are not limited to, environmental pollution and degradation (with potentially significant remediation costs); major weather events such as storms, droughts and wildfires; geographic and sector risks (with, for example, different regions and industries being subject to widely different levels of natural disaster and climate risk); weather pattern changes; expansion or contraction of growing seasons; company-level risks associated with differential levels of company-specific exposure and preparedness; economic risks associated with, for example, supply chain disruption, supply and demand imbalances and price shocks, infrastructure impacts and the like; commodities risks; geopolitical risks; political, regulatory and government intervention risks; and consumer sentiment risks, including the risk of boycotts and similar organized action.

•	Real Estate Industry Risk — The Fund may invest in securities of companies that focus on real estate related activities. Real estate investment trusts
First Eagle Funds | Prospectus | March 1, 2023103

Summary Information about the Global Real Assets Fund

(“REITs”) are an example, as are developers and construction businesses, real estate finance companies, real estate brokerages and other related businesses, such as home improvement and home furnishings retailers. Real estate and its related businesses are highly dependent on market conditions, including interest rates. Other real estate industry risks include competition, property obsolescence and casualty risks (such as fire, flood and the like). REITs are subject special risks including the quality and skill of REIT management and the internal expenses of the REIT. Many types of businesses, including hotels, hospitals, agriculture and forestry, are significant owners and operators of real estate and can be directly or indirectly exposed to similar risks in addition to their own more sector-specific risks. Real estate income and values may be negatively affected by general and local economic developments such as extended vacancies of properties, as well as demographic trends, such as population movement or changing tastes and values. Real estate income and values also may be negatively affected by condemnations, tax law changes, zoning law changes, regulatory limits on rent, environmental regulations and the availability of mortgage financing and changes in interest rates.

•

Utilities Industry Risk — The Fund may invest in securities of companies in the utilities sector. Securities in the utilities industry can be volatile and affected significantly by supply and demand for services or fuel, government regulation, including rate regulations and conversation programs, commodity price volatility, interest rate changes and other financing considerations. Additionally, climate change or man-made disasters may have a catastrophic impact on existing plants and equipment of utility companies.

•

Telecommunications Industry Risk — The Fund may invest in telecommunications companies. Telecommunication companies are primarily engaged in the development, manufacturing or provision of communications services or equipment, including cable, satellite, radio, telephone and communication mediums. Risks associated with telecommunications companies include government regulation of rates and prices, anti-trust considerations, competition, rapid obsolescence and changes in consumer tastes.

•

Health Care Sector Risk — The Fund may invest in companies in the health care sector, including health care facility companies. Health care companies are subject to federal, state and local oversight regarding, as an example, licensing, certification, pharmaceutical distribution and provision of care. Health care companies are also dependent on the continued availability of government reimbursement programs (Medicaid, Medicare and Social Security) for revenues.

104First Eagle Funds | Prospectus | March 1, 2023

Global Real Assets Fund

•

Automobile Industry Risk — The Fund may invest in the automobile industry, including automobile component manufacturing companies. The securities of automobile companies may be negatively affected by labor relations and costs, automotive technology developments (including autonomous vehicles) and consumer preferences. The automobile and automobile component sector may also be subject to significant government regulation, including tariffs, taxes, subsidies, import and export restrictions and environmental regulations.

•

Consumer Staples Sector Risk — The Fund may invest in securities of companies in the consumer staples sector, including grocery stores and agricultural producers. The consumer staples sector may be negatively affected by demographic shifts, consumer preferences, costs of labor, environmental considerations and commodity price fluctuations. Domestic and foreign government regulations on agricultural production and trade also may affect the consumer staples sector.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holders of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-sized companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

First Eagle Funds | Prospectus | March 1, 2023105

Summary Information about the Global Real Assets Fund

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are anticipated to be used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

•

Options Risk — The Fund may engage in various options transactions in which the Fund may seek to gain exposure to an underlying investment or limit risk by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

106First Eagle Funds | Prospectus | March 1, 2023

Global Real Assets Fund

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

•

New Fund Risk — The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Real Assets Fund, please see the More Information about the Funds’ Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Real Assets Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market

First Eagle Funds | Prospectus | March 1, 2023107

Summary Information about the Global Real Assets Fund

performance, which have characteristics relevant to the Fund’s investment strategy. The indices are described in the Fund Indices section. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/global-real-assets-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Fourth Quarter 2022	14.33%	Second Quarter 2022	-12.51%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares. After-tax returns for Class I and Class R6 shares will vary.
108First Eagle Funds | Prospectus | March 1, 2023

Global Real Assets Fund

Average Annual Total Returns as of December 31, 2022

	1 Year	Class A Inception (12/1/21)	Class I Inception (12/1/21)	Class R6 Inception (12/1/21)
First Eagle Global Real Assets Fund
Class A Shares
Return Before Taxes	-8.79%	-4.52%	—	—

Return After Taxes on Distributions	-9.00%	-4.72%	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-5.05%	-3.43%	—	—
Class I Shares
Return Before Taxes	-3.82%	—	0.38%	—
Class R6 Shares
Return Before Taxes	-3.81%	—	—	0.39%
MSCI World Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	-18.14%	-13.60%	-13.60%	-13.60%

Consumer Price Index for Urban Consumers (CPI-U) (reflects no deduction for fees or expense)	6.78%	6.55%	6.55%	6.55%

Our Management Team

First Eagle Investment Management, LLC serves as the Real Assets Fund’s Adviser.

Benjamin Bahr, John Masi, George Ross and David Wang have served as the Fund’s Portfolio Managers since its inception in December 2021.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Real Assets Fund is $2,500 for Class A and $1 million for Class I. There is no minimum initial investment for Class R6. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

First Eagle Funds | Prospectus | March 1, 2023109

Summary Information about the Funds

Information about Taxes and Financial Intermediaries

Tax Information

It is the Funds’ policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your distributions (including, ordinary income dividends and capital gains) will be reinvested in additional shares of the same share class of a Fund at net asset value calculated as of the date immediately preceding the payment date. The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section for more information.

Payments to Broker-Dealers and Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend a Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section for more information.

110First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

Investment Objectives and Strategies of the Funds

Global Fund. The Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. In seeking to achieve this objective, the Fund will normally invest primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Fund may also invest in short-term debt instruments, gold and other precious metals (e.g., silver), and futures contracts related to precious metals, and fixed income instruments of domestic or foreign issuers.

Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Fund invests primarily in equity securities of non-U.S. companies, the majority of which are traded in mature markets, and may invest in emerging markets. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities. The Fund may invest in fixed income instruments, short-term debt instruments, gold and other precious metals (e.g., silver), and futures contracts related to precious metals.

U.S. Value Fund. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The Fund may also invest in gold and other precious metals (e.g., silver), and futures contracts related to precious metals.

Gold Fund. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals, e.g., silver) for a portion of their overall investment portfolio. At least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in gold and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines. The Fund may also invest in debt and equity instruments unrelated to the gold industry, other precious metals and futures contracts related to precious metals.

Global Income Builder Fund. The Global Income Builder Fund seeks current income generation and long-term growth of capital. The Fund will normally invest primarily in common stocks of U.S. and foreign companies that offer attractive dividend yields as well as a range of fixed income instruments, including debt instruments that are below investment grade, commonly known

First Eagle Funds | Prospectus | March 1, 2023111

More Information about the Funds’ Investments

as “high yield” or “junk” bonds, investment grade instruments, sovereign debt and various short-term debt instruments from markets in the United States and multiple countries around the world. That generally means that approximately 80% or more of the Fund’s net assets (plus any borrowings for investment purposes) will be allocated to such investments, which may include dividend paying equities, both high-yield (below investment grade) and investment grade debt, sovereign bonds, and various short-term debt instruments.

High Income Fund. The High Income Fund seeks to provide investors with a high level of current income. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds. Such high yield instruments may include corporate bonds and loans, municipal bonds, and mortgage-backed and asset-backed securities. The Fund may also invest in other types of instruments including unrated debt securities and derivatives and may also employ certain investment techniques which create market exposure.

Rising Dividend Fund. The Rising Dividend Fund seeks capital appreciation and current income, under normal circumstances the Fund will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in dividend paying equity securities where the dividends are expected to increase over time. Such investments include common stock, hybrid instruments such as preferred stock and convertible securities, and real estate investment trusts. The Fund also may invest in warrants, corporate bonds and other debt instruments, repurchase agreements and derivatives. The Fund "counts" relevant derivative positions towards its "80% of net assets" allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price).

In selecting companies for investment, the Adviser seeks to identify what it considers to be high quality companies. While a company selected for investment may not meet all of these characteristics, the Adviser considers a high quality company to demonstrate, in the opinion of the Adviser, some or all of the following: durable competitive advantage(s) (e.g., a strong brand, robust distribution network or premium location); conservative capital structure (e.g., a strong balance sheet with low leverage ratios in terms of working capital and cash flows); prudent management (e.g., shareholder-centric considerations of capital expenditures, mergers and acquisitions activity, and dividends and share repurchases); and attractive financial metrics (e.g., a strong business

112First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

model as gauged by greater return on invested capital (ROIC), return on assets (ROA), return on equity (ROE) and net income (NI) to free cash flow (FCF), including the capacity to grow dividends). In selecting companies with the capacity to grow dividends, the Adviser assesses, among other factors, a company’s historical return on investment, 5- and 10-year dividend growth rates and available cash flow. The Adviser generally will sell an investment if it no longer meets these criteria.

Small Cap Fund. The Small Cap Fund seeks long-term growth of capital by investing, under normal circumstances, in equity securities of small- and micro-cap companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities (e.g., common stocks, warrants and rights), including hybrid securities (e.g., preferred stocks and convertible securities), of small-cap companies. The Adviser defines small-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2000® Index. The Russell 2000® Index is reconstituted annually in June. At the time of its most recent reconstitution, the market capitalization of the largest company in the Russell 2000® Index was $10.4 billion. As of December 31, 2022, the market capitalization range of the companies included within the Russell 2000® Index was between $6 million and $7.9 billion. The size of the companies in the Russell 2000® Index changes with market conditions and any changes to the composition of the Russell 2000® Index. Small-cap companies and micro-cap companies may have similar commercial characteristics (e.g., developing or marketing new products or services for which markets are not yet established). They differ, however, in the market value of their outstanding shares (i.e., market capitalization) with micro-cap companies having smaller market capitalizations than small-cap companies.

Within small-cap, the Adviser further defines micro-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell Microcap® Index. The Russell Microcap® Index is reconstituted annually in June. At the time of its most recent reconstitution, the market capitalization of the largest company in the Russell Microcap® Index was $1.8 million and it consisted of 1798 U.S. companies. At the time of its most recent reconstitution, the Russell 2000® Index contained 558 additional small-cap companies with higher market caps than the largest company in the Russell Microcap® Index. As of December 31, 2022, the market capitalization range of the companies included within the Russell Microcap® Index was between $1 million and $4.6 billion. The size of the companies in the Russell Microcap® Index changes with market conditions and any changes to

First Eagle Funds | Prospectus | March 1, 2023113

More Information about the Funds’ Investments

the composition of the Russell Microcap® Index. The Adviser’s investment focus on the securities of small- and micro-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

The Fund may invest in other investment companies that invest in equity securities, and up to 10% of its net assets (plus any borrowings for investment purposes and measured at the time of investment) in securities of foreign issuers. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

The Adviser uses various methods primarily rooted in the valuation of each stock and evaluation of each company in managing the Fund’s assets. In selecting securities for the Fund, the Adviser evaluates the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The Adviser may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The Adviser then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. The Adviser generally invests in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. In addition, seeking long-term growth of capital, the Adviser generally considers the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Adviser’s valuation-based approach to stock selection strives to reduce some of the other risks of investing in the securities of small-cap and/or micro-cap companies (taken as a whole) by evaluating other risk factors. For example, the Adviser generally attempts to lessen financial risk by buying companies with strong balance sheets. The Adviser may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. At times, the Adviser attempts to mitigate company-specific risk by investing in a relatively larger number of issuers.

Smid Cap Fund. The Smid Cap Fund seeks long-term growth of capital by investing, under normal circumstances, in equity securities of small- and midcap (“smid cap”) companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Fund invests at least 80% of its net assets (plus any borrowings

114First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

for investment purposes) in the equity securities (e.g., common stocks, warrants, rights and preferred stocks) of U.S. smid cap companies.

The Adviser defines smid cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2500TM Index. The Russell 2500TM Index is reconstituted annually in June. At the time of its most recent reconstitution, the market capitalization of the largest company in the Russell 2500TM Index was $18 billion. As of December 31, 2022, the market capitalization range of the companies included within the Russell 2500TM Index was between $6 million and $21.1 billion. The range of the companies in the Russell 2500TM Index changes with market conditions and any changes to the component companies included within the Russell 2500TM Index.

The strategy seeks to preserve flexibility to shift allocations among small- and mid-cap companies to invest where the Adviser believes the market offers the most appropriate risk-reward opportunities at any given time, within the above framework. As such, the Fund’s investments at any time may be more substantially allocated to small- or mid-cap companies.

The Fund may invest in other investment companies (e.g., exchange-traded funds) that invest in equity securities of U.S. smid cap companies. The Fund will consider the investments of investment companies in which it invests in determining compliance with its “80% of net assets” policy. The Fund’s investments in an investment company will count toward its “80% of net assets” policy to the extent the investment company has an investment policy to invest 80% or more of its assets in equity securities of U.S. smid cap companies. Up to 10% of the Fund’s net assets (plus any borrowings for investment purposes and measured at the time of investment) may be invested in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

The Adviser uses various methods primarily rooted in the valuation of each stock and evaluation of each company in managing the Fund’s assets. In selecting securities for the Fund, the Adviser evaluates the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The Adviser may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties.

First Eagle Funds | Prospectus | March 1, 2023115

More Information about the Funds’ Investments

The Adviser then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. The Adviser generally invests in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. In addition, seeking long-term growth of capital, the Adviser generally considers the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Adviser’s valuation-based approach to stock selection strives to reduce some of the other risks of investing in the securities of smid cap companies (taken as a whole) by evaluating other risk factors. For example, the Adviser generally attempts to lessen financial risk by buying companies with strong balance sheets. The Adviser may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. At times, the Adviser attempts to mitigate company-specific risk by investing in a relatively larger number of issuers.

Real Assets Fund. To achieve its objective of long-term capital growth, the Real Assets Fund will normally invest at least 80% of its net assets (plus any borrowing for investment purposes) in a variety of assets believed by the Adviser to represent interests in “real assets” or “real asset” industries. It is anticipated that the Fund will primarily invest in equity securities (including convertible securities) of U.S. and foreign companies, with the balance invested in precious metals and related securities, cash and cash equivalents (such as Treasury bills), fixed income securities, including inflation-linked fixed income securities (such as Treasury Inflation-Protected Securities or “TIPS”) and debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds. “Real assets,” in which the Fund will invest, include physical assets and assets that are otherwise recognized as stores of value, such as gold bullion or other precious metals, certain commodities and inflation-linked fixed income securities.

While the Fund has no current intention to make direct investments in real estate, land or equipment, it will target companies within industries related to these assets (e.g., real estate investment trusts, developers and construction businesses, real estate finance companies, real estate brokerages and other related businesses, such as home improvement and home furnishings retailers). Specifically, “real asset” industries are those that relate to ownership or production of such assets or products or services otherwise supporting such assets. These industries may include materials, industrials, chemicals, energy, infrastructure, real estate, and utilities, as well as related suppliers and

116First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

similarly connected businesses such as businesses within the telecommunications, health care, automobile and consumer staples sectors or industries.

By way of example, we define the real estate industry expansively to include real estate developers, construction and brokerage, real estate holding companies (such as REITs) and real estate finance (such as mortgage REITs and other specialty lenders), as well as companies that are significant owners and operators of real estate (which might include hotel and hospital operators or agriculture and forestry businesses) and suppliers and similarly connected businesses in the real estate industry. Examples of suppliers and connected businesses in the real estate context include home improvement retailers, home furnishings retailers, construction and agricultural equipment manufacturers and distributors, and specialty businesses servicing particular sectors of what we define as the real estate industry, which may also include health care facility companies. The Fund takes a similarly expansive approach in defining the scope of other real asset industries listed here. The strategy seeks to preserve flexibility to shift allocations modestly among sectors and asset classes to invest where the Adviser believes the market offers the most appropriate risk-reward opportunities at any given time, within the above framework. Real assets are generally thought to perform well in periods of rising or high inflation, as compared to a broader equity portfolio. The Fund may also make investments in companies whose revenues and profits are expected to rise if the prices of real assets rise during a time of rising or high inflation.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in debt instruments (e.g., notes and bonds) without regard to credit rating or time to maturity, short-term debt instruments, futures contracts related to precious metals, forward contracts related to foreign exchange and options on equity securities or indices. The Fund “counts” relevant derivative positions towards its “80% of net assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). Under normal circumstances, the Fund anticipates it will allocate a portion of its assets to foreign investments (including American Depositary Receipts (“ADRs”, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). The Fund is not required to allocate its investments in any set percentages to any particular countries, but normally will invest in at least three countries (one of which may be the United States). The countries in which the Fund may invest may include countries whose economies are still developing (sometimes called “emerging markets”). Through its investments in

First Eagle Funds | Prospectus | March 1, 2023117

More Information about the Funds’ Investments

“real assets” and “real asset” industries, the Fund will be invested in a number of different countries, which may include Canada, Japan and the United Kingdom.

The investment philosophy and strategy of the Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments, including derivatives (e.g., gold bullion and other precious metals and related futures, and commodities-related derivatives contracts).

All Funds—Change in Investment Objective. Although no change is anticipated, the investment objective of each of the Funds, except for the Global Fund, can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in a Fund’s “80% of assets” investment policies (described above).

118First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

Principal Investment Risks

Some of the principal investment risks of the Funds are described below in greater detail than in the Fund Summaries at the beginning of this Prospectus. The chart identifies which of these risks are applicable to a particular Fund. Other investment risks and practices also apply and are described in the Statement of Additional Information (the “SAI”), which is available on request (see back cover).

Risk	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder Fund	High Income Fund	Rising Dividend Fund	Small Cap Fund	Smid Cap Fund	Real Assets Fund

Automobile Industry Risk										•

Bank Loan Risk					•	•

Call Risk						•	•

Changes in Debt Ratings Risk					•	•

Commodity Investments Risk										•

Consumer Staples Sector Risk										•

Convertible Security Risk	•					•	•	•		•

Corporate Bond Risk					•	•	•

Credit and Interest Rate Risk	•	•	•	•	•	•	•			•

Currency Risk	•	•	•	•	•	•	•	•		•

Defaulted Securities Risk					•	•

Derivatives Risk	•	•	•	•	•	•				•

Diversification Risk				•			•

Dividend Risk					•		•

Emerging Market Risk		•								•

Energy Risk										•

Environmental and Climate Risk										•

Equity Risk	•	•	•	•	•		•	•	•	•

Foreign Investment Risk	•	•	•	•	•	•	•	•	•	•

Geographic Investment Risk	•	•		•	•					•

Gold Risk	•	•	•	•	•					•

Health Care Sector Risk										•

First Eagle Funds | Prospectus | March 1, 2023119

More Information about the Funds’ Investments

Risk	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder Fund	High Income Fund	Rising Dividend Fund	Small Cap Fund	Smid Cap Fund	Real Assets Fund

High Yield Risk					•	•

Illiquid Investment Risk						•

Inflation/Deflation Risk										•

Infrastructure Risk										•

Large-Size Company Risk	•	•	•	•	•		•			•

LIBOR Risk					•	•

Market Risk	•	•	•	•	•	•	•	•	•	•

Micro-Size Company Risk								•

Mortgage- and Asset-Back Securities Risk						•

Municipal Bond Risk						•

Natural Resources Risk										•

New Fund Risk									•	•

Options Risk					•	•	•			•

Other Investment Company Risk								•	•

Preferred Stock Risk							•	•	•

Prepayment Risk					•	•	•

Real Assets Companies Risk										•

Real Estate Industry Risk					•		•			•

Repurchase Agreements Risk							•

Small and Medium-Size Company Risk	•	•	•	•	•		•	•	•	•

Sovereign Debt Risk					•

Subsidiary Risk	•	•	•	•						•

Swaps Risk					•	•

Telecommunications Industry Risk										•

Utilities Industry Risk										•

Value Investment Strategy Risk	•	•	•		•		•	•	•	•

Warrants and Rights Risk							•	•	•

Automobile Industry Risk — A Fund may invest in the automobile industry, including automobile component manufacturing companies. The securities of

120First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

automobile companies may be negatively affected by labor relations and costs, automotive technology developments (including autonomous vehicles) and consumer preferences. The automobile and automobile component sector may also be subject to significant government regulation, including tariffs, taxes, subsidies, import and export restrictions and environmental regulations. The automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities.

Bank Loan Risk — A Fund may invest in bank loans. These investments potentially expose a Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. While the Funds maintain access to a line of credit with a financial institution for short-term credit needs, the sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The market for bank loans may be illiquid and a Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. If the credit quality of the issuer deteriorates, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Alternatively, the Adviser may come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. The Adviser’s ability to trade in these loans for the account of the Fund could be limited by its possession of such information. Limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by preventing the Fund from selling a loan that is experiencing a material decline in value.

A Fund may invest in bank loans that have fewer or no financial maintenance covenants and restrictions. These are called covenant-lite loans. A covenant-lite

First Eagle Funds | Prospectus | March 1, 2023121

More Information about the Funds’ Investments

loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant-lite loans also generally provide fewer investor protections if certain criteria are breached. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant-lite loans.

Call Risk — An issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Changes in Debt Ratings Risk — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an investor expectation of a higher rate of return on the security.

Commodity Investments Risk — A Fund may invest in commodities-related businesses and instruments. Commodities generally can be more volatile than other types of assets. Factors that affect the volatility of commodities include, but are not limited to, commodity price movements (whether of individual commodities or indexes or other instruments linked to commodities), changes in demand, costs of transport, interest rate changes, natural disasters and extreme weather changes, such as droughts and floods, other factors affecting a particular industry or commodity such as livestock disease, changes in storage costs and policies of commodity cartels and regulatory developments, such as embargoes and tariffs.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The values of investments related directly to commodities may be affected by changes in overall market movements, commodity index volatility, interest rates, and other factors such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Consumer Staples Sector Risk — A Fund may invest in securities of companies in the consumer staples sector, including grocery stores and agricultural producers. The consumer staples sector may be negatively affected by demographic shifts, consumer preferences, costs of labor, environmental considerations and commodity price fluctuations. Domestic and foreign

122First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

government regulations on agricultural production and trade also may affect the consumer staples sector. There is also a risk that the securities of consumer staple issuers will underperform due to legislative or regulatory chances, adverse market conditions and/or increased competition in the consumer staples sector.

Convertible Security Risk — A Fund may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. They may be less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

Corporate Bond Risk — Corporate bonds, which are debt instruments issued by corporations to raise capital, may have priority over preferred securities and common stock in an issuer’s capital structure, but may be subordinated to an issuer’s other debt instruments. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of the issuer’s management, the issuer’s capital structure, the use of financial leverage and demand for the issuer’s goods and services, and by factors not directly related to the issuer such as general market liquidity. The market value of corporate bonds generally may be expected to rise and fall inversely with interest rates, and as a result, corporate bonds may lose value in a rising-rate environment. To the extent the Fund holds below investment-grade corporate bonds, such bonds are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Credit and Interest Rate Risk — All debt obligations, such as bonds, are subject to credit risk and interest rate risk. The value of a Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. A Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher

First Eagle Funds | Prospectus | March 1, 2023123

More Information about the Funds’ Investments

risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. For example, if a debt instrument has a duration of three years and interest rates increase (decrease) by 1%, then the value of that debt instrument would be expected to decline (increase) by approximately 3%.

A Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). A low interest rate environment may prevent a Fund from providing a positive yield. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. When interest rates fall, a Fund may also face prepayment risk, meaning that an obligor will pay certain obligations more quickly than originally expected, and a Fund may have to invest the proceeds in securities with lower yields. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible. The rapid development and fluidity of these or other events may affect the economies of many nations, individual companies and the global markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect a Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. In addition, foreign government exchange controls and restrictions on repatriation of currency can result in losses to a Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges a Fund has entered into to be rendered useless,

124First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

resulting in a Fund having full currency exposure while incurring transaction costs.

Defaulted Securities Risk — A Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest.

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent years, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. New rules governing derivatives could limit a Fund’s use of derivatives in support of its investment strategy. Once implemented, these new rules may make derivatives more costly, or may otherwise adversely affect a Fund’s liquidity, value or performance.

First Eagle Funds | Prospectus | March 1, 2023125

More Information about the Funds’ Investments

The price volatility of futures contracts has been historically greater than that of traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of a Fund, and the prices of Fund shares, may be subject to greater volatility. The risks associated with a Fund’s use of futures contracts include: (i) market conditions that may not always create a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if a Fund has insufficient cash to meet margin requirements, a Fund may need to sell other investments, including at disadvantageous times.

Diversification Risk — The Gold Fund and the Rising Dividend Fund are non-diversified mutual funds, and as a result, an investment in these Funds may expose your money to greater risks than if you invest in a diversified fund. These Funds may invest in a limited number of companies, and therefore gains or losses in a particular security may have a greater impact on their share price.

Dividend Risk — An issuer of stock held by a Fund may choose not to declare a dividend. If declared, the dividend rate might not remain at current levels or increase over time. Dividend paying securities might not experience the same level of earnings growth or capital appreciation as non-dividend paying securities. Securities that pay dividends may be sensitive to changes in interest rates and, as interest rates rise or fall, the prices of such securities may fall. Dividend paying securities may behave differently than other types of investments. For example, a Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. Securities that currently pay dividends that are expected to increase over time may be difficult to identify and may be of issuers operating in one or more sectors. Market or economic factors impacting those sectors could have a significant effect on the value of a Fund’s investments and could make a Fund’s performance more volatile.

Emerging Market Risk — To the extent a Fund invests in emerging market securities, the Fund may be exposed to market, credit, currency, liquidity, legal, political, technical and other risks different from, and generally greater than,

126First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Risks related to emerging markets securities also include market manipulation concerns, limited reliable access to capital and foreign investment structures. Emerging markets also may be susceptible to the risks associated with the differences in regulatory, accounting, auditing, financial reporting and recordkeeping standards, which could impact a Fund’s performance. There also may be limitations on the rights and remedies available to a Fund, individually or in combination with other shareholders, against issuers within emerging markets.

Energy Risk — A Fund may invest in energy companies, which may be negatively affected by natural disasters (such as earthquakes, wildfires or floods), the high investment costs of exploration and other long-term projects, maintenance costs (and risks of obsolescence) associated with significant fixed assets, commodity prices, government regulations, and conservation efforts, among other factors.

Environmental and Climate Risks — Real asset companies and industries can be especially exposed to environmental risks, including climate change. These include, but are not limited to, environmental pollution and degradation (with potentially significant remediation costs); major weather events such as storms, droughts and wildfires; geographic and sector risks (with, for example, different regions and industries being subject to widely different levels of natural disaster and climate risk); weather pattern changes; expansion or contraction of growing seasons; company-level risks associated with differential levels of company-specific exposure and preparedness; economic risks associated with, for example, supply chain disruption, supply and demand imbalances and price shocks, infrastructure impacts and the like; commodities risks; geopolitical risks; political, regulatory and government intervention risks; and consumer sentiment risks, including the risk of boycotts and similar organized action.

The extreme weather patterns caused by climate change may increase in both frequency and intensity, which would negatively affect the companies in which a Fund invests.

Equity Risk — The value of a Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

First Eagle Funds | Prospectus | March 1, 2023127

More Information about the Funds’ Investments

In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction of the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock. Equity securities generally have greater volatility than debt securities.

Foreign Investment Risks — Foreign investments, which can be denominated in any applicable foreign currency, involve certain inherent risks that are different from those of domestic investments, including political or economic instability of the issuer or the country of issue, less government supervision and regulation of foreign securities exchanges, changes in foreign currency and exchange rates, less public information about foreign companies, greater price fluctuations, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. These risks may be more pronounced with respect to investments in emerging markets, as described above. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an

128First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers.

Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

A Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Geographic Investment Risk — To the extent a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. As of the date of this Prospectus, the Global Fund has significant exposure to Europe and Japan; the Overseas Fund has significant exposure to Canada, Europe and Japan; the Gold Fund has significant exposure to Brazil and Canada; the Global Income Builder Fund has significant exposure to Europe; and the Real Assets Fund has significant

First Eagle Funds | Prospectus | March 1, 2023129

More Information about the Funds’ Investments

exposure to Canada. A Fund’s exposure to a particular county is determined in accordance with the Adviser’s “country of risk” assessment.

Brazil Risk — Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political (including, instability and corruption), currency and economic risks. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy has historically been exposed to high rates of inflation and unemployment, a high level of debt and violence, each of which may reduce and/or prevent economic growth. Political tensions in Brazil may exacerbate these risks.

Canada Risk — Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect a Fund’s performance.

European Risk — A Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s (“UK”) exit from the European Union (“Brexit”) and the war in Ukraine. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. Pursuant to an agreement setting out the terms on which the UK may leave the European Union (“Brexit”), the UK formally withdrew from the EU, effective January 31, 2020, and entered into a transition period (the “Transition Period”). The Transition Period ended on December 31, 2020. During the Transition Period, certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. On December 24, 2020,

130First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”), and on December 30, 2020, the Council of the European Union adopted a decision authorizing the signature of the Agreement and its provisional application for a limited period between January 1, 2021 to February 28, 2021. The Agreement entered into force on May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets. The impact of such events on a Fund is difficult to predict but they may adversely affect the return on a Fund and its investments. There may be detrimental implications for the value of certain of a Fund’s investments, their ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that certain of a Fund’s investments may need to be restructured to enable a Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for a Fund to pursue its investment objectives.

To the extent a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Further, political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund’s holdings.

Japan Risk — The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar.

First Eagle Funds | Prospectus | March 1, 2023131

More Information about the Funds’ Investments

The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. These and other factors could negatively affect a Fund’s performance.

Gold Risk — The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The other Funds may also invest in assets of this nature, and may also invest in assets of other precious metals-related issues (e.g., silver). Each Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals (e.g., silver) including changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of a Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals.

Although the risks related to investing in gold and other precious metals (e.g., silver) directly (as each of the Funds other than the Rising Dividend Fund, Small Cap Fund and Smid Cap Fund are authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Funds have contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain

132First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

Health Care Sector Risk — A Fund may invest in companies in the health care sector, including health care facility companies. Health care companies are subject to federal, state and local oversight regarding, as an example, licensing, certification, pharmaceutical distribution and provision of care. Health care companies are also dependent on the continued availability of government reimbursement programs (Medicaid, Medicare and Social Security) for revenues.

Health care companies may be subject to risks resulting from legislative or regulatory changes, adverse market conditions and/or increased competition affecting their share of the market. Due to the rapid pace of technological development, there is also a risk that the products or services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also a risk that the products and services offered by these companies will not meet expectations or be sold in the marketplace.

High Yield Risk — The High Income Fund maintains a policy of concentrating its investments in high yield debt instruments. The other Funds may also invest in assets of this nature. Instruments with the lowest investment grade ratings are considered to have speculative characteristics. Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk” bonds). On balance, debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of each Fund to achieve its investment objective may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness

First Eagle Funds | Prospectus | March 1, 2023133

More Information about the Funds’ Investments

analyses than would be the case if this Fund were investing in higher-rated instruments.

Illiquid Investment Risk — Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including high yield or “junk” bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Inflation/Deflation Risk — Although the Real Assets Fund is intended to provide a measure of protection against inflation, it is possible it will not do so to the extent intended. There is no guarantee that real assets will perform better than a broader equity portfolio during times of rising or high inflation. The Fund’s investments may be adversely affected to a greater extent than other investments during periods of deflation when asset prices decrease over time across the economy.

Infrastructure Risk — A Fund may invest in securities of companies that focus on infrastructure related activities, including utilities and transport companies. These securities are subject to various related risks, including but not limited to, supply and demand for infrastructure related services, the high investment costs of long-term projects, maintenance costs (and risks of obsolescence) associated with significant fixed assets, political developments, changing interest rates which may affect infrastructure financing, difficulty raising capital, regulatory changes (and costs associated therewith) including, rate changes, inexperience with deregulation of certain industries, tax law changes, environmental issues, disruptions in commodities markets (e.g., volatility in oil prices), technological developments, threat of terrorism and catastrophic weather events.

Infrastructure-related companies may adversely affected by the spread of the coronavirus (“COVID-19”), which may cause decreased demand for infrastructure projects and delays or cancellations in infrastructure projects. The COVID-19 pandemic may affect certain infrastructure projects (for example, airports or toll-roads) more than others.

Large-Size Company Risk — A Fund may in invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their

134First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small and medium-size companies, especially during extended periods of economic expansion. Each Fund (except the Small Cap Fund and the Smid Cap Fund) generally considers large companies to be companies with market capitalizations of $10 billion or greater. The Small Cap Fund considers large companies to be companies that have at the time of investment a market capitalization greater than that of the largest company in the Russell 2000® Index. The Smid Cap Fund considers large companies to be companies that have at the time of investment a market capitalization greater than that of the largest company in the Russell 2500TM Index.

LIBOR Risk — A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Inter-bank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for variable interest rate calculations. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the “FCA”), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, many existing LIBOR contracts will transition to another benchmark after June 30, 2023 or, in some cases, have transitioned after December 31, 2021. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the “ARRC”) convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate (“SOFR”) plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. The FCA and certain U.S. regulators have emphasized that,

First Eagle Funds | Prospectus | March 1, 2023135

More Information about the Funds’ Investments

despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021 and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner. Although the foregoing reflects the likely timing and certain details and consequences of the LIBOR discontinuation, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date or in any particular form. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the remaining uncertainties regarding its discontinuation, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, the Fund’s performance or net asset value may be adversely affected. In addition, SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

Market Risk — All securities may be subject to adverse market trends. The value and liquidity of a Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and prices of individual securities and other investments at times may decline significantly and rapidly. This may cause a Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of a Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If the a sells a portfolio position

136First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

before it reaches its market peak, it may miss out on opportunities for better performance.

Micro-Size Company Risk — A Fund may (and the Small Cap Fund generally will) invest in micro-size companies, which historically have been more volatile in price than larger and small-size company securities, especially over the short term. Positions in micro-size companies, especially when the Fund is a larger holder of a micro-size company’s securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of micro-size companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of micro-size companies to changing economic conditions. The risks of investing in micro-size companies, while similar to those of small-size companies, may be more pronounced. Micro-size companies may have relatively lower revenues, limited product lines, a smaller share of the market for their products or services, higher risk of insolvency and may lack depth of management. Micro-size companies also may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. A Fund may enter into mortgage dollar roll transactions and is subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.

Municipal Bond Risk — Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of

First Eagle Funds | Prospectus | March 1, 2023137

More Information about the Funds’ Investments

principal, a Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase a Fund’s operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. Municipal bonds may have lower overall liquidity than other types of bonds, and there may be less publicly available and timely information about the financial condition of municipal issuers than for issuers of other securities.

Natural Resources Risk — A Fund may invest in securities of companies that focus on natural resources. The securities of these companies may be negatively affected by a variety of factors, including but not limited to, natural disasters in natural resource areas, commodity price volatility, taxes and other government regulations, conservation efforts and other global political and economic developments. In addition, interest rates and general economic conditions may affect demand for natural resources. By way of example, man-made disasters and the liability for environmental disasters can have significant negative impact on the price of a company investing in natural resources. Additionally, other events occurring in nature (such as earthquakes or wildfires) and political events (such as coups or acts of terrorism) can affect overall supply of natural resources and the valuation of companies involved in natural resources space. Prices of precious metals have historically been volatile due to environmental, social and political factors. All of these factors may affect the Fund more acutely than if the Fund did not invest in companies investing in natural resources.

The rate of growth of companies involved in the natural resources sector may be irregular, as these companies are strongly affected by natural disasters, global economic cycles and international developments. By way of example, stock prices of energy companies can fall dramatically when oil prices fluctuate and stock prices of mining companies may be negatively affected by resource availability and governmental regulations.

New Fund Risk — A Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New Funds may not attract sufficient assets to achieve investment, trading or other efficiencies.

Options Risk — When trading options, a Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected. An option

138First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

When a Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

By writing put options, a Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, a Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.

By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument.

If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not

First Eagle Funds | Prospectus | March 1, 2023139

More Information about the Funds’ Investments

change, which could result in a reduction in the Fund’s net asset value. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.

Other Investment Company Risk — To the extent a Fund invests in other investment companies, including money market funds and exchange-traded funds (“ETFs”), its performance will be affected by the performance of those other investment companies.

Investments in other investment companies are subject to the risks of the other investment companies’ investments. In addition, the Fund will pay a proportional share of the fees and expenses of the other investment companies in addition to its own fees and expenses and, as a result, shareholders will be subject to two layers of fees and expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Preferred Stock Risk — Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation.

Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for a Fund and may cause the preferred stock to lose substantial value.

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities,

140First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

Real Assets Companies Risk — The Real Assets Fund will invest in companies operating in various industries related to real assets. To the extent there is a downturn in one or more of these industries, there would be a larger impact on the Fund than if the Fund’s portfolio were more broadly diversified. Factors that may affect these industries include, but are not limited to, government regulation or deregulation, energy conservation and supply/demand, raw material prices, commodities regulation, cost of transport, cost of labor, interest rates, and broad economic developments such as growth or contraction in different markets, currency valuation changes and central bank movements.

Real Estate Industry Risk — A Fund may invest in real estate investment trusts (“REITs”), which are subject to risks affecting the real estate industry. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and/or to maintain exemptions from the 1940 Act. A Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Repurchase Agreements Risk — A Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. In entering into a repurchase agreement transaction, the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A Fund will enter into repurchase agreements only with counterparties that the Adviser believes present acceptable credit risks. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional

First Eagle Funds | Prospectus | March 1, 2023141

More Information about the Funds’ Investments

collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

Small and Medium-Size Company Risk — In addition to investments in larger companies, each Fund may (and the Small Cap Fund and Smid Cap Fund will) invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Each Fund (except the Small Cap Fund and Smid Cap Fund) generally considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. The Small Cap Fund considers small companies to be companies that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2000® Index. The Smid Cap Fund considers small and medium-size companies to be companies that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2500TM Index.

Sovereign Debt Risk — A Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. Legal protections available with respect to corporate issuers (e.g., bankruptcy, liquidation and reorganization laws) do not generally apply to governmental entities or sovereign debt. Accordingly, creditor seniority rights, claims to collateral and similar rights may provide limited protection and may be unenforceable. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the

142First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

political constraints to which a governmental entity may be subject. A Fund may have limited recourse to compel payment in the event of a default.

Subsidiary Risk — By investing in its Subsidiary, each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund are indirectly exposed to the risks associated with that Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

First Eagle Funds | Prospectus | March 1, 2023143

More Information about the Funds’ Investments

Telecommunications Industry Risk — A Fund may invest in telecommunications companies. Telecommunication companies are primarily engaged in the development, manufacturing or provision of communications services or equipment, including cable, satellite, radio, telephone and communication mediums. Risks associated with telecommunications companies include government regulation of rates and prices, anti-trust considerations, competition, rapid obsolescence and changes in consumer tastes. The telecommunications industry is subject to government regulation and greater overall price volatility than the overall market. Telecommunications companies may experience distressed cash flows due to increasing capital expenditures to meet increasing competition, particularly in launching new projects and services using new technology. Certain telecommunications companies in the United States are subject to both state and federal regulations affecting permitted rates of return and types of services that may be offered, which can affect the prices companies can charge and their profits as a result.

Utilities Industry Risk — A Fund may invest in securities of companies in the utilities sector. Securities in the utilities industry can be volatile and affected significantly by supply and demand for services or fuel, government regulation, including rate regulations and conversation programs, commodity price volatility, interest rate changes and other financing considerations. Additionally, climate change or man-made disasters may have a catastrophic impact on existing plants and equipment of utility companies. When interest rates increase, the value of securities issued by utility companies have historically decreased. In most countries and localities, the utilities industry is regulated by governmental entities, which may increase costs and delays for new projects, as well as making it difficult to pass costs on to consumers. In certain areas, the deregulation of utilities has resulted in increased competition and decreased profitability. Reduced profitability, as well as new uses for or additional need for capital, may reduce dividend payout rates for utility companies. Additionally, utility companies face the risk of increasing costs and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially higher interest costs for borrowing to finance new projects.

Value Investment Strategy Risk — An investment strategy that employs a “value” approach may pose a risk to a Fund that such investment strategy may not be successfully achieved. In any Fund, an investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, a Fund’s

144First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Warrants and Rights Risk — Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by a Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right.

Defensive Investment Strategies

The Funds have the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Funds. Under a defensive strategy, the Funds may hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, a Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to disclosure of their portfolio securities is available in the Funds’ Statement of Additional Information (in the section titled Disclosure of Portfolio Holdings), which is available to you without charge. Top position holdings (generally either top 10 or top five depending on the concentration represented), as well as certain statistical information relating to portfolio holdings such as region or sector breakdowns, for the Funds are posted to the website on a monthly basis within 15 days after the end of each month. These postings can be located behind the Portfolio tab on each Fund’s page of the website and generally are available for

First Eagle Funds | Prospectus | March 1, 2023145

More Information about the Funds’ Investments

at least 30 days from their date of posting. Certain archived top holding postings are also available.

Fund Indices

The Average Annual Total Returns tables earlier in this Prospectus illustrate how each Fund’s average annual returns for different calendar periods compare to the returns of one of the specified indices. Performance history for the Smid Cap Fund will be included after the Fund has been in operation for one calendar year. These indices are not available for purchase. Additional information on each is set out below.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. Developed markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested.

The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The Bloomberg U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends

146First Eagle Funds | Prospectus | March 1, 2023

More Information about the Funds’ Investments

reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.

The Russell 2000® Value Index is a widely followed, unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is completely reconstituted annually.

The Russell 2000® Index is a widely followed, unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is completely reconstituted annually.

The Russell 2500TM Value Index is a widely followed, unmanaged index that measures the performance of the small- to mid-cap value segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes those Russell 2500TM companies with relatively low price-to-book ratios and lower forecasted growth values. The Russell 2500TM Value Index is completely reconstituted annually.

The Russell 2500TM Index is a widely followed, unmanaged index that measures the performance of the smid cap segment of the U.S. equity universe. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is completely reconstituted annually.

The Consumer Price Index for Urban Consumers (CPI-U) is a measurement of changes in the cost of living, and is comprised of components such as housing, food transportation, and energy. It is calculated monthly by the U.S. Bureau of Labor Statistics and covers approximately 93% of the total U.S. population.

First Eagle Funds | Prospectus | March 1, 2023147

Fund Management

The Adviser

The Adviser of each Fund is First Eagle Investment Management, LLC, a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”), respectively. BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings. The Adviser offers a variety of investment management services. In addition to the Funds, its clients include the First Eagle Variable Funds, First Eagle Credit Opportunities Fund, other pooled vehicles, corporations and major retirement plans. As of December 31, 2022, the Adviser had over $81.7 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

Matthew McLennan, Kimball Brooker, Jr., Manish Gupta and Julien Albertini manage Global Fund. Matthew McLennan, Kimball Brooker, Jr., Christian Heck and Alan Barr manage Overseas Fund. Matthew McLennan, Kimball Brooker, Jr., Matthew Lamphier and Mark Wright manage U.S. Value Fund. Thomas Kertsos and Max Belmont manage Gold Fund. Kimball Brooker, Jr., Edward Meigs, Sean Slein, Julien Albertini and Idanna Appio manage Global Income Builder Fund. Edward Meigs and Sean Slein manage High Income Fund. Julien Albertini, Manish Gupta and Christian Heck manage Rising Dividend Fund. William A. Hench, Robert Kosowsky and Suzanne Franks manage Small Cap Fund and Smid Cap Fund. Benjamin Bahr, John Masi, George Ross and David Wang manage Real Assets Fund. Their professional backgrounds are below.

Matthew McLennan, Co-Head of the First Eagle Global Value Team, manages Global Fund, Overseas Fund and U.S. Value Fund. Mr. McLennan joined the Adviser in September 2008 after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and

148First Eagle Funds | Prospectus | March 1, 2023

Fund Management

investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Kimball Brooker, Jr., Co-Head of the First Eagle Global Value Team, manages Global Fund, Overseas Fund, U.S. Value Fund and Global Income Builder Fund. Mr. Brooker joined the Adviser in January 2009 and is also a member of the First Eagle Global Value Team. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Julien Albertini manages Global Income Builder Fund and Rising Dividend Fund. He joined the Adviser in 2013 and is also a member of the First Eagle Global Value Team. Prior to that, Mr. Albertini worked in various roles at various financial institutions, most recently Tiger Veda LP.

Idanna Appio manages Global Income Builder Fund. She joined the Adviser in September 2015. Prior to that, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman.

Benjamin Bahr manages Real Assets Fund. He joined the Adviser in 2015 and is also a senior research analyst. Prior to that, Mr. Bahr was a research analyst at AllianceBernstein, where he covered telecommunication services and utilities for the firm’s value strategies. Previously, he worked as an investment banking analyst at Deutsche Bank Securities.

Alan Barr manages Global Fund. He joined the Adviser as a research analyst in March 2001. Prior to that, he spent four years as an equity research analyst at PNC Bank and, before then, seven years as an equity research analyst at Rittenhouse Financial Services.

Max Belmont manages Gold Fund. He joined the Adviser in 2014 and is also a member of First Eagle’s Global Value Team. Prior to that, Mr. Belmont was an equities trader at Tradestar Capital.

Suzanne Franks manages Small Cap Fund and Smid Cap Fund. She joined the Adviser in April 2021. Ms. Franks is Associate Portfolio Manager of the U.S. Small Cap Fund strategy. Prior to joining the Adviser in April 2021, Ms. Franks was assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners. Before that she founded Vivid Research Inc., an independent research boutique focused on companies facing opportunistic or event-driven catalysts. Previously, she was a principal and portfolio manager at Opportunity Research Group.

Manish Gupta manages Global Fund and Rising Dividend Fund. He joined the Adviser in 2009. Mr. Gupta is a senior research analyst covering technology

First Eagle Funds | Prospectus | March 1, 2023149

Fund Management

and is also a member of the First Eagle Global Value Team. Prior to that, Mr. Gupta was an equity research analyst at Cantillon Capital Management.

Christian Heck manages Overseas Fund and Rising Dividend Fund. He joined the Adviser in 2013. Mr. Heck is a Portfolio Manager of the First Eagle International Value strategy and is also associate director of research for First Eagle’s Global Value Team. Prior to that, Mr. Heck was a research analyst at Paradigm Capital.

William A. Hench manages Small Cap Fund and Smid Cap Fund. He joined the Adviser in April 2021. Mr. Hench is head of the Small Cap Fund Team and is the portfolio manager of the U.S. Small Cap Fund strategy. Prior to joining the Adviser in April 2021, Mr. Hench was portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners, where he worked for 18 years. Before that, he spent 10 years in the institutional equity business in Boston and New York, most recently with JP Morgan.

Thomas Kertsos manages Gold Fund. He joined the Adviser in May 2014 and is also a member of the First Eagle Global Value Team. Prior to that, Mr. Kertsos worked as an analyst at Fidelity Management & Research.

Robert Kosowsky manages Small Cap Fund and Smid Cap Fund. He joined the Adviser in April, 2021. Mr. Kosowsky is Associate Portfolio Manager of the U.S. Small Cap strategy. Prior to joining the Adviser in April 2021, Mr. Kosowsky was assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners. Before that he held various analyst roles at Sidoti & Company, OFI Institutional Asset Management, Ballentine Partners and Thomson Financial.

Matthew Lamphier manages U.S. Value Fund. He joined the Adviser in May 2007 and is also a member of the First Eagle Global Value Team. Prior to that, Mr. Lamphier worked as a research analyst at various financial institutions, most recently, Trilogy Global Advisors.

John Masi manages Real Assets Fund. He joined the Adviser in 2012 and is also a senior research analyst. Prior to that, Mr. Masi was a research analyst at Rudman Capital.

Edward Meigs manages Global Income Builder Fund and High Income Fund. He joined the Adviser in 2011. Prior to serving as Portfolio Manager, Mr. Meigs held various portfolio management positions at Dwight Asset Management, LLC, the investment adviser to the predecessor fund to the High Income Fund, since 2001, where he managed the predecessor fund since its inception.

150First Eagle Funds | Prospectus | March 1, 2023

Fund Management

George Ross manages Real Assets Fund. He joined the Adviser in 2003 and is also portfolio manager of the Capital Income Strategy. Prior to that, Mr. Ross worked as a software engineer for I-Deal LLC and Reuters.

Sean Slein manages Global Income Builder Fund and High Income Fund. He joined the Adviser in 2011. Prior to serving as Portfolio Manager, Mr. Slein held various portfolio management positions at Dwight Asset Management, LLC, the investment adviser to the predecessor fund to the High Income Fund, since 2001, where he managed the predecessor fund since its inception.

David Wang manages Real Assets Fund. He joined the Adviser in 2017 and is also a research analyst. Prior to that, Mr. Wang was a research associate at Dodge & Cox where he covered energy industrials and health care services.

Mark Wright manages U.S. Value Fund. He joined the Adviser in July 2007. Prior to that, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content.

Additional information regarding these portfolio managers’ compensation, other accounts managed and ownership of securities in the First Eagle Funds is available in the Statement of Additional Information. The portfolio managers are supported in their duties by a team of investment professionals employed by the Adviser. Also available in the Statement of Additional Information is certain background information regarding these investment professionals.

Pursuant to an advisory agreement with the Funds, the Adviser is responsible for the management of each of the Funds’ portfolios. In return for its investment management services, each Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Management Fee
Global Fund	0.75%

Overseas Fund	0.75%

U.S. Value Fund	0.75	%*

Gold Fund	0.75%

Global Income Builder Fund	0.75%

High Income Fund	0.45	%**

Rising Dividend Fund	0.50	%***

Small Cap Fund	0.85	%****

Smid Cap Fund	0.75	%*****

Real Assets Fund	0.65	%******

First Eagle Funds | Prospectus | March 1, 2023151

Fund Management

*

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the U.S. Value Fund’s net assets for the period through February 29, 2024. This agreement may not be terminated during its term without the consent of the Board of Trustees. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

**

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The High Income Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.94%, 1.69%, 0.69%, 1.04%, 0.79%, 0.69% and 0.69% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

***

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Rising Dividend Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

****

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 1.00% and 1.00% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

*****	The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes,
152First Eagle Funds | Prospectus | March 1, 2023

Fund Management

brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.20%, 0.95% and 0.95% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.20%, 0.95% and 0.95% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

******

The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.10%, 0.85% and 0.85% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Real Assets Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.10%, 0.85% and 0.85% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreements with them, the Funds (other than the Global Income Builder Fund and the High Income Fund) reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. Those reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets. Each of the Global Income Builder Fund and the High Income Fund pays a fee to the Adviser related to those services. The fee is an annual rate of 0.05% of the value of each of the Global Income Builder Fund’s and the High Income Fund’s average daily net assets. These fees and reimbursements comprise a portion, and sometimes a substantial portion, of each Fund’s “Other Expenses” in the fees and expenses tables at the beginning of this Prospectus.

Expense ratios are subject to change in response to changes in a Fund’s average net assets or for other reasons. A decline in average net assets can be expected to increase the impact of operating expenses.

First Eagle Funds | Prospectus | March 1, 2023153

Fund Management

Approval of Advisory Agreement

A discussion regarding the basis of the Funds’ Board of Trustees’ (“Board of Trustees”) approval of the Advisory Agreement between the Funds and the Adviser is available in the Annual or Semi-Annual Report to shareholders for financial reporting periods in which the Advisory Agreement was acted upon by the Board of Trustees.

154First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short-term and long-term financial goals.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for share classes of each Fund are included in the table below. These amounts may be met by combining your investments in any share class of a Fund with your investments in any share of any closed-end interval fund for which First Eagle Investment Management, LLC serves as investment adviser (“Eligible Fund”). If you invest through a financial intermediary, your financial intermediary may establish higher or lower minimum initial and subsequent investment amounts.

Minimum Investments	Initial*		Subsequent
First Eagle Global Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R3	None		None

Class R4	None		None

Class R5	None		None

Class R6	None		None

First Eagle Overseas Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R3	None		None

Class R4	None		None

Class R5	None		None

Class R6	None		None

See footnotes on page 157.

First Eagle Funds | Prospectus | March 1, 2023155

About Your Investment

Minimum Investments	Initial*		Subsequent
First Eagle U.S. Value Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R3	None		None

Class R4	None		None

Class R5	None		None

Class R6	None		None

First Eagle Gold Fund

Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R3	None		None

Class R4	None		None

Class R5	None		None

Class R6	None		None

First Eagle Global Income Builder Fund

Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R3	None		None

Class R4	None		None

Class R5	None		None

Class R6	None		None

First Eagle High Income Fund

Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R3	None		None

Class R4	None		None

Class R5	None		None

Class R6	None		None

See footnotes on next page.

156First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

Minimum Investments	Initial*		Subsequent
First Eagle Rising Dividend Fund

Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

Class R3	None		None

Class R4	None		None

Class R5	None		None

Class R6	None		None

First Eagle Small Cap Opportunity Fund

Class A	$2,500		$100

Class I	1,000,000	**	100

Class R6	None		None

First Eagle U.S. Smid Cap Opportunity Fund

Class A	$2,500		$100

Class I	1,000,000	**	100

Class R6	None		None

First Eagle Global Real Assets Fund

Class A	$2,500		$100

Class I	1,000,000	**	100

Class R6	None		None

*	Minimum initial investment is $1,000 for Class A and Class C shares in an individual retirement account (instead of $2,500 as is otherwise required).
**

The minimum may be waived for Class I shares for certain wrap fee programs if approved by FEF Distributors, LLC and for certain intermediaries that have entered into a relevant agreement with FEF Distributors, LLC. With respect to the High Income Fund, the minimum also will be waived for certain legacy investors who were invested in the Old Mutual High Yield Fund, the predecessor fund to the High Income Fund. With respect to the Small Cap Fund, the minimum also may be waived for certain former shareholders of investment vehicles formerly managed by the same portfolio management team as the Small Cap Fund.

First Eagle Funds | Prospectus | March 1, 2023157

About Your Investment

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record (including Army Post Office (APO), Fleet Post Office (FPO) and Diplomatic Post Office (DPO) addresses) and (ii) all account owners residing in the United States at the time of sale. Any existing account that is updated to reflect a non-U.S. address may also be restricted from making additional investments. “Starter” checks and third-party checks will not be accepted for purposes of purchasing shares, but third-party checks may be accepted in connection with individual retirement account rollovers. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Trust reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Trust employees and trustees, and employees and officers of the Adviser and its affiliates. A Fund’s shares may be purchased through authorized dealers or, in limited circumstances, through the Funds’ transfer agent, DST Systems Inc. (“DST” or the “Transfer Agent”). A completed and signed application is required to open an account with the Funds. If there is no application accompanying this Prospectus, please call 800.334.2143 to obtain one.

FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), the Funds’ principal underwriter (and a subsidiary of the Adviser), reserves the right to limit the purchase of a Fund’s shares when it is in the best interest of the Fund.

The Trust and the Distributor reserve the right to refuse any share purchase order for any reason they deem appropriate. For example, the Trust or Distributor may reject purchase orders due to nonpayment, and they may refuse orders from investors identified as money-laundering risks and those responsible for potentially disruptive trading practices, such as “market timing.” Share purchases are not binding on the Trust or the Distributor (and accordingly may be rejected) until they are confirmed as paid by the Transfer Agent. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks.

Cash or cash equivalents (such as travelers’ checks, cashiers’ checks, bankers’ “official checks” or money orders) will generally not be accepted, however certain cash equivalents will be permitted for IRA transfers and retirement asset rollovers. As a condition of this offering, if an investor’s purchase is canceled due to nonpayment or because his or her check or Automated Clearing House (“ACH”) transfer does not clear, the investor will be responsible for any loss a Fund may incur as a result thereof. In limited circumstances, completed purchases also may be cancelled when the Distributor or Transfer Agent receives satisfactory instructions that a trade order was placed in error.

158First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

Anti-Money Laundering Compliance

The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for documents such as driver’s license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, by-laws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

If the Trust or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Trust believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Trust or Distributor may choose to prohibit the establishment of a new account for the purchase of Fund shares or may be required to “freeze” an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the investor it has taken the actions described above.

How Fund Share Prices Are Calculated

Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. Net asset value for purchase or sale orders which are received by each Fund on any business day before the close of regular trading on the NYSE will be calculated as of that same day. If the purchase or sale request is received on a business day after the close of regular trading on the NYSE, or on a non-business day (weekend or financial market holiday), net asset value will be calculated as of the close of regular trading on the next business day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Because the Funds may invest in securities listed on foreign exchanges that may trade on weekends or other days when the Funds do not

First Eagle Funds | Prospectus | March 1, 2023159

About Your Investment

price their shares, the Funds’ share values may change on days when shareholders will not be able to purchase or redeem shares.

The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees. Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to a Fund’s foreign holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

The Distributor may authorize certain dealers to receive on its behalf purchase and redemption orders (“authorized dealers”). In turn, these authorized dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf (“designated intermediaries”). Orders for shares received by DST, authorized dealers, or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST, an authorized dealer, or a designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Purchases Through Dealers and Financial Intermediaries

You may purchase a Fund’s shares from selected securities dealers with whom the Distributor has sales agreements. You also may obtain additional new account applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at 800.747.2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Fund’s Transfer Agent and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker-dealers or

160First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

financial services firms may purchase shares at their net asset value, without a sales commission, and charge investors a transaction charge or other advisory fee through a wrap-fee or similar program.

Class A shares of each Fund are sold with a front-end sales commission and a Rule 12b-1 annual distribution fee. Class C shares of each Fund are sold with a “level-load” (consisting of a Rule 12b-1 annual distribution fee and annual service fee). Class I shares of each Fund are made available primarily to investors purchasing through a fee-based program with their investment adviser or broker-dealer, through a group retirement plan in which they participate, or, for certain investors, by direct purchases through the Transfer Agent in quantities of $1 million or more. Class I shares may also be available on certain brokerage platforms (pursuant to a relevant agreement with FEF Distributors). An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Class R3, Class R4, Class R5 and Class R6 shares of each Fund are sold primarily to group retirement plans. (Class R6 shares may be available to non-group retirement plans through certain fee-based platforms that have entered into an agreement with FEF Distributors.) Class R3 shares of each Fund are sold with a Rule 12b-1 annual distribution fee and annual service fee. Class R4 shares of each Fund are sold with a Rule 12b-1 annual service fee.

Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases. Contact your authorized dealer or financial services firm for more information.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly through the Transfer Agent or through an authorized dealer or other financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts. See the Appendix to this Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms for more information.

If you purchase any Fund shares through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay

First Eagle Funds | Prospectus | March 1, 2023161

About Your Investment

the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Public Offering Price of Class A Shares

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges* for each Fund, except the Global Income Builder Fund and the High Income Fund, are as follows:

Class A Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $25,000	5.00%	5.26%	4.50%

$25,000 but less than $50,000	4.50	4.71	4.25

$50,000 but less than $100,000	4.00	4.17	3.75

$100,000 but less than $250,000	3.25	3.36	3.00

$250,000 but less than $500,000	2.50	2.56	2.25

$500,000 but less than $1,000,000	1.50	1.52	1.25

$1,000,000 and over**	0.00	0.00	0.00

The Class A sales charges* for the Global Income Builder Fund are as follows:

Class A Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $25,000	5.00%	5.26%	4.50%

$25,000 but less than $50,000	4.50	4.71	4.25

$50,000 but less than $100,000	4.00	4.17	3.75

$100,000 but less than $250,000	3.25	3.36	3.00

$250,000 and over**	0.00	0.00	0.00

The Class A sales charges* for the High Income Fund are as follows:

Class A Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $100,000	4.50%	4.71%	4.00%

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 and over**	0.00	0.00	0.00
*	Information relating to sales charges is available at www.firsteagle.com/individuals-home.
**	See the following section titled Class A Contingent Deferred Sales Charge.
162First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

The Distributor re-allows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may re-allow the entire sales load, and, as described in Distribution and/or Shareholder Services Expenses, may provide additional promotional incentives to dealers selling a Fund’s shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of a Fund’s shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933.

Class A shares of each Fund also carry a Rule 12b-1 annual 0.25% distribution fee. Because the Rule 12b-1 fee is paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act are described in Distribution and/or Shareholder Services Expenses.

Class A is closed to new investors who purchase shares directly through the Transfer Agent (without the use of an intermediary).

Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of one or more of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund aggregating $1 million or more. There is no initial sales charge on purchases of Class A shares of one or more of the Global Income Builder Fund and High Income Fund aggregating $250,000 or more. The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.***

These finder’s fee commissions will be paid with respect to (i) purchases aggregating (on a single trade date) $1 million or more ($250,000 or more for the Global Income Builder Fund and High Income Fund) by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more ($250,000 or more for the Global Income Builder Fund and High Income Fund); and (iii) certain group retirement plans investing through an omnibus account making any single purchase of Class A shares of $1 million or more ($250,000 or more for the Global Income Builder Fund and High Income Fund). Subsequent purchases will need to aggregate $1 million or more

***Dealers	should call the Distributor at 800.747.2008 to discuss the further terms that apply to this commission.
First Eagle Funds | Prospectus | March 1, 2023163

About Your Investment

($250,000 or more for the Global Income Builder Fund and High Income Fund) to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not exceed 1.00% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder’s fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested distributions, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of a Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.” Not all terms are available through all of the Fund’s authorized dealers or other intermediaries. To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or DST at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

164First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

•

Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any “person,” which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/partnership accounts for purposes of reducing the sales charge.

•

Rights of Accumulation. If you already are a shareholder of a First Eagle Fund or a closed-end interval fund for which the Adviser is the investment adviser (“Eligible Fund”), you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class of an Eligible Fund you already own. If the current net asset value of the Eligible Fund shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or DST at the time of purchase.

•

Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or the Special Options Form, which you may obtain by contacting the Trust at 800.334.2143. This process allows you to combine aggregate purchases of shares of any Eligible Fund during a 13-month period, for purposes of calculating the applicable sales charge on Class A shares of a Fund. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or DST that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 5% (or 4.50% in the case of the High Income Fund) of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

First Eagle Funds | Prospectus | March 1, 2023165

About Your Investment

•	Sales at Net Asset Value. Class A shares of each Fund can be sold at net asset value (without a sales charge) to:
–	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;
–	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;
–	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;
–

clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

–

a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. A listing of these intermediaries is included in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

–

retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;

–	current accounts in which shares of each Fund are purchased directly through FEF Distributors; and
–

current officers, trustees, directors, and employees of the Trust, FE Holdings, the Adviser, FEF Distributors, certain other subsidiaries of FE Holdings, Blackstone Inc., Corsair Capital LLC, employees of certain firms providing services to the Trust (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons.

Class A shares of the Rising Dividend Fund can be sold at net asset value (without a sales charge) to former Class Y shareholders of the Rising Dividend Fund who held such shares at the time of their conversion to Class A shares.

166First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

A Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or DST at the time of purchase on a form available from the Trust.

Certain financial intermediaries may exchange Class I shares for Class A shares (on a load-waived basis) of the same Fund in connection with a change in account type or otherwise in accordance with the financial intermediary’s policies and procedures that renders a shareholder ineligible for Class I shares. The availability of this sales charge waiver depends on the policies, procedures and trading platforms of the intermediary.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the same Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit to DST or your broker of record, within 90 calendar days after the redemption, a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvest within 30 days.

Purchasing Level-Load Class C Shares

You may purchase level-load Class C shares of a Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Investors who purchase Fund shares directly through the Fund’s Transfer Agent without a broker of record are not eligible to purchase Class C shares. Any Class C shares currently held in accounts with the Transfer Agent without

First Eagle Funds | Prospectus | March 1, 2023167

About Your Investment

a broker of record will be subject to automatic conversion to Class A shares over time.

Class C shares of each Fund carry a Rule 12b-1 annual 0.25% service fee and annual 0.75% distribution fee. Because the Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act are described in Distribution and/or Shareholder Services Expenses.

In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees on a quarterly basis.

Purchasing Class R3, Class R4, Class R5 and Class R6 Shares

Class R3, Class R4, Class R5 and Class R6 shares are offered without any sales charge and are generally made available to the following types of investors:

•

qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans);

•	certain non-qualified plans;
•	457 plans, including 457(a) governmental entity plans and tax-exempt plans;
•	403(b) retirement plans;
•	health savings accounts (HSA);
•	voluntary employees’ beneficiary association (VEBA) plan trusts;
•	collective investment trusts;
•	investment companies, both affiliated and not affiliated with the adviser; and
•	trustees of the Funds and other individuals who are affiliated with the Funds.

Class R3, Class R4, Class R5 and Class R6 shares may not be available through certain intermediaries. The availability of Class R3, Class R4, Class R5 and Class R6 shares for 401(a), 457, and 403(b) plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your group

168First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

retirement plan. Class R3, Class R4, Class R5 and Class R6 shares also are generally available only to group retirement plan investors where plan level or omnibus accounts are held on the books of the Fund. Class R3, Class R4, Class R5 and Class R6 shares generally are not available to Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans. While Class R3, Class R4 and Class R5 shares generally are not available to non-retirement accounts, Class R6 shares may be available to non-retirement accounts through certain fee-based platforms that have entered into an agreement with FEF Distributors.

Class R3 shares of each Fund carry a Rule 12b-1 annual 0.25% distribution fee and annual 0.10% service fee. Class R4 shares of each Fund carry a Rule 12b-1 annual 0.10% service fee. Because the Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act are described in Distribution and/or Shareholder Services Expenses.

Distribution and/or Shareholder Services Expenses

The shares of each of the Funds are offered to investors, in states and countries in which such offer is lawful, either through selected securities dealers or directly through DST. Class A shares of the Funds are subject to the front-end sales charges described in About Your Investment—Public Offering Price of Class A Shares.

Each of the Funds has adopted distribution plans and agreements pursuant to Rule 12b-1 (the “Plans”) under the 1940 Act. Under the Plans, each Fund pays FEF Distributors as the Fund’s Distributor the following annual distribution-related and service fees:

•	Class A shares: 0.25% of the share class’s average daily net assets.
•	Class C shares: 1.00% of the share class’s average daily net assets (distribution and service fees).
•	Class R3 shares: 0.35% of the share class’s average daily net assets (distribution and service fees).
•	Class R4 shares: 0.10% of the share class’s average daily net assets.

FEF Distributors is paid these distribution-related and service fees on a monthly basis. FEF Distributors is obligated to use these collected fees to pay qualifying dealers for their assistance in distributing the Funds’ shares, providing

First Eagle Funds | Prospectus | March 1, 2023169

About Your Investment

shareholder services and in connection with other expenses incurred by such dealers, such as advertising costs and the printing and distribution of prospectuses to prospective investors. However, FEF Distributors will not pay dealers 12b-1, distribution-related and service fees for any quarter in which a dealer has less than $50,000 in First Eagle Fund accounts. FEF Distributors or its affiliates bear distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by FEF Distributors or its affiliates in any Fund’s fiscal year that are not reimbursed from payments accrued during that fiscal year will not be carried over for payment in any subsequent year. Class I, Class R5 and Class R6 shares of the Funds do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and ultimately may cost more than paying other types of sales charges. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

Certain broker-dealers or other intermediaries perform services that otherwise could be handled by the Funds’ Transfer Agent. These services may include preparing and distributing client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees” or “sub-accounting fees”) to the First Eagle Funds for these services. The Funds may pay for such services outside of a Rule 12b-1 Plan (meaning in addition to or instead of as Rule 12b-1 fees) so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. Arrangements may involve a dollar per-account fee, an asset-based fee, transaction or other charges, cost reimbursement or, in some cases, a combination of these inputs.

Sub-transfer agency fees can comprise a substantial portion of the Funds’ ongoing expenses (except in the case of Class R6 shares, where such fees are not paid). While the Adviser and the Distributor consider sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See Revenue Sharing below.

170First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker-dealers or financial intermediaries for various reasons.

These payments, often referred to as “revenue sharing,” may support the delivery of services to the Funds or shareholders in the Funds, including transaction processing and sub-accounting services.

These payments also may serve as an incentive to sell Fund shares or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Funds, including advertising and sales meetings, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, broker-dealer education about the Funds and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the limits for those fees established by the Board of Trustees in consultation with management and which, accordingly, the Funds do not pay. They also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail under Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge. The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any recordkeeping, sub-transfer agency/networking fees payable by each Fund (through the Distributor or otherwise) to others for performing such services and Rule 12b-1 or service plan payments described elsewhere in this Prospectus. Revenue sharing payments may be structured, among other means, as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a flat fee per transaction; (iv) a fixed dollar amount; or (v) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope. No such payments are made by reference to Class R3, Class R4, Class R5 or Class R6 shares or to the assets of these share classes.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Funds’ investment professionals. The Distributor, Adviser or an affiliate also

First Eagle Funds | Prospectus | March 1, 2023171

About Your Investment

may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers or other financial intermediaries for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Funds’ Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Funds.

Bookshare Account Plan

To facilitate the handling of shareholder transactions, the Funds use a bookshare account plan for shareholder accounts. DST, as the Funds’ Transfer Agent, opens and maintains an account for each shareholder of the Funds directly registered with a Fund. All your interests in shares, full and fractional (rounded to three decimal places), are reflected in your book account. After any purchase, DST mails you a confirmation indicating the amount of full and fractional shares purchased, the price per share and a statement of your account. DST will not issue stock certificates for the shares of any Fund.

Electronic Delivery

The Trust can deliver your account statements and fund financial reports electronically. If you are a registered user of firsteagle.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “eDelivery.” (Should you later wish to receive these documents by mail you can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.)

172First Eagle Funds | Prospectus | March 1, 2023

About Your Investment

Where To Send Your Application

You may purchase a Fund’s shares through selected securities dealers with whom the Distributor has sales agreements. You may obtain additional New Account Applications from these authorized dealers. For a list of authorized dealers, please call the Distributor at 800.747.2008. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Transfer Agent.

If eligible, you may purchase Fund shares directly through the Fund’s Transfer Agent by mailing a check made payable to First Eagle Funds along with the completed New Account Application to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. You also may purchase shares directly through the Fund’s Transfer Agent by ACH transfer or by bank wire. Please call 800.334.2143 to establish and administer the ACH purchase option, and please call prior to wiring any funds.

Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $2,500 (except for Class R3, Class R4, Class R5 and Class R6 accounts where generally no minimum is applied). This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to redeem shares in any Class I account if the value of that Class I account drops below $100,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Automatic Investment Program

You may make semi-monthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the fifth and/or 20th of the month. Upon written authorization, DST will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing an Automatic Investment Program may take at least 30 days. You must indicate your desire to establish an Automatic Investment Program on the New Account Application or Special Options Form. You also must include a voided check, a savings account deposit slip or savings account statement. Shares purchased through Automatic Investment Program

First Eagle Funds | Prospectus | March 1, 2023173

About Your Investment

payments are subject to the redemption restrictions for recent purchases described in Once You Become a Shareholder—Redemption of Shares. The Trust may amend or cease to offer the Automatic Investment Program at any time.

Contractual Arrangements

The Funds are parties to contractual arrangements with various parties who provide services to the Funds, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Funds.

Also, while this Prospectus and the Statement of Additional Information describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.

174First Eagle Funds | Prospectus | March 1, 2023

Once You Become a Shareholder

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

You may exchange some or all of your shares of any Fund for shares of an Eligible Fund, subject to limitations described elsewhere in this Prospectus. You may exchange:

•	Class A shares of a Fund for Class A shares of an Eligible Fund;
•	Class C shares of a Fund for Class C shares of an Eligible Fund;
•	Class I shares of a Fund for Class I shares of an Eligible Fund;
•	Class R3 shares of a Fund for Class R3 shares of an Eligible Fund;
•	Class R4 shares of a Fund for Class R4 shares of an Eligible Fund;
•	Class R5 shares of a Fund for Class R5 shares of an Eligible Fund; and
•	Class R6 shares of a Fund for Class R6 shares of an Eligible Fund.

Shares will be exchanged at their net asset value, computed as of the close of trading on the NYSE (normally 4 p.m. Eastern time). Share exchange orders received after the close of trading on a particular day will be exchanged at the next day’s close of trading net asset value. There is generally no charge for the exchange privilege. Any exchange must meet the applicable minimum investment amount for the Eligible Fund and share class into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Eligible Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at 800.334.2143.

Exchanges may be limited in the case of shares to be exchanged for those of any Eligible Fund or share class closed to, or otherwise restricted for, new investors and new accounts. In addition, the Funds depend on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Funds’ ability to monitor the frequency of exchanges by those investing through such accounts (see the Short-Term Trading Policies section).

First Eagle Funds | Prospectus | March 1, 2023175

Once You Become a Shareholder

Automatic Exchange Program

If you wish to automatically exchange shares of one Fund for shares of another on a monthly basis, you can do so via the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account you are exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged, and the program will be discontinued. All conditions with respect to exchange transactions apply, as discussed in Exchanging Your Shares.

Conversion

Optional conversions to Class I. You may convert Class A shares and Class C shares of a Fund having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A shares and Class C shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same Fund.

Optional conversions to Class R3, Class R4, Class R5 or Class R6. Shares of any other class may be converted to Class R3, Class R4, Class R5 or Class R6 shares of the same Fund, provided eligibility requirements for these share classes are met.

Automatic conversions from Class C to Class A. Class C shares of a Fund automatically convert to Class A shares of that Fund eight years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another First Eagle Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, a Fund may not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. A Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. Shareholders holding shares of the Funds through such accounts may contact their intermediary with questions regarding conversions.

Important information for all conversions. Fees, expenses and eligibility and other terms among share classes will vary. All conversions will take place at net asset value and generally should not result in the realization of income or

176First Eagle Funds | Prospectus | March 1, 2023

Once You Become a Shareholder

gain for U.S. federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. More information concerning conversions is also available in the SAI, which is available upon request (see back cover). Certain intermediary-related terms also are described in the appendix to the Funds’ Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

Dividend Direction Plan

Unless you elect otherwise, your distributions will be reinvested in additional shares of the same share class of the Fund at the net asset value calculated as of the date immediately preceding the payment date.

Unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account, all reinvested dividends and distributions remain taxable for U.S. federal income tax purposes as though received in cash. For further information about dividend reinvestment, contact DST by telephone at 800.334.2143.

Redemption of Shares

You have the right to redeem all or any part of your Fund shares for cash at their net asset value next computed after proper receipt of the redemption request. You may redeem via telephone through your authorized dealer or FEF Distributors. Shares held in the dealer’s “street name” must be redeemed through the dealer, as described in the following paragraph.

If you have an account with an authorized dealer you may submit a redemption request to that dealer. Authorized dealers are responsible for promptly transmitting your redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions, and they may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

If you have an account with the Funds, you may redeem your shares through DST by transmitting written redemption instructions to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. Redemption requests must meet all the following requirements to be considered in the proper form:

•	Written and signed instructions must be received from the registered owner(s).
•	A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. A guarantee is required for
First Eagle Funds | Prospectus | March 1, 2023177

Once You Become a Shareholder

redemptions greater than $100,000 to be paid by check or when you want the redemption proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire, as long as you previously designated a bank.

•	In the case of shares held in the name of a corporation, trust, fiduciary or partnership, DST must receive evidence of authority to sign and a stock power with signature(s) guaranteed.

Redemption Proceeds

Payment of the redemption proceeds will generally be made within three business days after receipt of the redemption request in proper form, but may take up to seven days. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. The Trust normally pays redemption proceeds in the form of a check. If you wish to avoid any such delays, you should purchase your shares via bank wire. You also may have your proceeds sent to your bank account by ACH transfer or bank wire, as long as you identified your bank on the New Account Application or Special Options Form. Proceeds sent by ACH transfer generally will be credited to your account on the second business day after the redemption. Proceeds sent by bank wire generally will be credited on the business day following the redemption, but there is a wire fee that will be deducted from such proceeds. In times of extreme market stress, it may take longer to provide payment of redemption requests. Ask your financial professional for more information.

Redemptions in Kind

The Funds normally pay redemption proceeds in cash up to $250,000 or 1% of a Fund’s total value, whichever is less. The Trust reserves the right to make higher redemption payments in the form of marketable securities or, as needed, other traded assets, which is known as a “redemption in kind.” If your shares are redeemed in kind, the securities distributed to you will as closely as practicable represent your pro rata share of the Fund’s securities. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. Such securities remain subject to market risk until they are sold. You may recognize capital gain or loss upon the disposition of such securities.

178First Eagle Funds | Prospectus | March 1, 2023

Once You Become a Shareholder

Short-Term Trading Policies

The Funds are not vehicles for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect a Fund’s investment program, possibly diluting a Fund’s value to its longer-term investors. For example, short-term investments moving in and out of a Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by a Fund over time; (iii) affect taxable gains and losses realized by a Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy.

The Global Fund, Overseas Fund, Global Income Builder Fund, High Income Fund and Real Assets Fund may be particularly susceptible to these risks due to their significant investments in foreign securities. Similarly, the Gold Fund may be susceptible to short-term trading due to the nature of its portfolio holdings. Foreign securities and any relatively illiquid or volatile securities are considered those most likely to be subject to inappropriate short-term trading strategies.

Pursuant to procedures approved by the Board of Trustees, the Funds routinely review shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Funds seek to identify the types of transactions that may be harmful to a Fund, either on an individual basis or as part of a pattern. In certain circumstances, and on occasion even involving a trade or exchange for which no redemption fee is assessed, the Funds may deem a single trade or exchange inappropriate and subject to these procedures. When the Funds identify inappropriate trading activities, the Funds will suspend trading and exchange privileges or close the relevant account. At the discretion of the Funds, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

The Funds also may deem investors potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in the investors’ accounts. For example, the Funds may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Funds.

The Funds cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, the Funds’ guiding principle is that trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

First Eagle Funds | Prospectus | March 1, 2023179

Once You Become a Shareholder

In most cases the Funds depend on cooperation from intermediaries in reviewing certain accounts, thereby limiting the Funds’ ability to monitor and discourage inappropriate trading. Although the Funds are committed to seeking the cooperation of intermediaries, the Funds often do not have immediate access to individual account-level activity for those investing through an intermediary (and generally must request information about this account activity rather than receiving it automatically). In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Funds. The Funds do not have any arrangements intended to permit trading in contravention of the policies described in this section. The Funds may modify the short-term trading policies at any time.

Telephone Privileges

Unless you make contrary instructions on the New Account Application or Special Options Form, you will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if you have a preauthorized form on file with the transfer agent. Neither the Funds nor their agents will be liable for following instructions communicated by telephone that the Trust or its agents believe are genuine. The Trust will employ reasonable procedures to confirm the instructions are genuine. Such procedures may include (i) written confirmation of telephone transactions; (ii) tape recording telephone conversations; and/or (iii) requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity named in the account registration, investment professional of record and/or other parties who can provide specific personal information will be allowed to initiate telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the Social Security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and (vi) any other information deemed appropriate to allow access to the account.

Telephone redemption requests received by the Trust or their agents (including authorized dealers, retirement plan administrators or other intermediaries) prior to the close of business on the NYSE on any business day will be processed that day. Such requests received after the close of business on the NYSE will be effective the following business day. Shareholders may not make redemption requests by telephone if the proceeds will be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum for telephone

180First Eagle Funds | Prospectus | March 1, 2023

Once You Become a Shareholder

redemptions by check. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call 800.334.2143 for more information on telephone privileges.

Systematic Withdrawal Plan

If you own Fund shares with a current net asset value of $10,000 or more, you may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly, quarterly, or annually. A check in a stated amount of at least $50 will be mailed to you on or about the third, 15th, or 25th day of the month. You may not take dividends and distributions on shares invested through a Systematic Withdrawal Plan in cash; instead, you must reinvest them, which will occur at net asset value. A Fund’s shares will be redeemed as necessary to meet withdrawal payments.

Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal. It may be inefficient to purchase additional shares while concurrently withdrawing shares, due to the sales charges incurred on purchases. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. If you establish a new account by check within 15 days of an expected withdrawal date, the Funds will not begin withdrawals until the following month, due to the Funds’ 15-day hold on check purchases. The Funds may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Trust offers a variety of plans that allow investors to save for retirement and defer taxes on any investment income. These offerings include IRAs, Roth IRAs, SEPs and SIMPLE IRAs. Certain investors may not realize the tax benefits of these plans. Therefore, you should consult your tax adviser regarding your eligibility.

Eligible group retirement plans may purchase Class R3, Class R4, Class R5 and Class R6 shares. Retirement plans may also purchase Class I shares of the Funds provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the relevant Fund. Retirement plans that will require the Fund to pay any type of administrative fee or payment per participant account to any third party are generally not eligible for Class I, but may be able to purchase certain Class R shares or Class A shares of the Funds without an initial sales charge. If a Class A “finder’s fee” was paid, such a plan may be subject to a Class A contingent deferred sales charge on these

First Eagle Funds | Prospectus | March 1, 2023181

Once You Become a Shareholder

investments. See About Your Investment—Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge.

Information Regarding State Escheatment Laws

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an “inactivity period” as specified in applicable state laws. If the Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

182First Eagle Funds | Prospectus | March 1, 2023

Information on Dividends, Distributions and Taxes

The tax treatment described below is intended to be the tax treatment of the Funds under Subchapter M of the Internal Revenue Code.

It is each Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Funds pay ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Funds will be reduced by the amount of the payment.

Each Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. To qualify, a Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, a Fund generally will not be subject to U.S. federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by a Fund may be subject to foreign withholding taxes.

Unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account, in general, you will be taxed on the ordinary income dividends and capital gains distributions you receive from a Fund, whether you take them as additional shares or in cash. Capital gains distributions may be taxed at different rates, depending on the types of appreciated assets and the length of time the Fund holds the appreciated assets. For example, while capital gain distributions with respect to gain on the sale of appreciated assets held by a Fund for more than one year generally will be taxed to individual shareholders at a maximum rate of 20%, capital gain distributions with respect to the sale of collectibles (such as gold bullion) held by a Fund for more than one year will be taxed to individual shareholders at a maximum rate of 28%. Certain ordinary income dividends paid by a Fund to non-corporate shareholders (including individuals) may be eligible for preferential tax treatment at the rate applied to long-term capital gains provided that certain holding period requirements are met at the Fund and shareholder levels. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends and capital gain distributions from the Funds, and gain recognized on a disposition of shares) of certain U.S. individuals, estates and trusts.

First Eagle Funds | Prospectus | March 1, 2023183

Information on Dividends, Distributions and Taxes

Tax issues can be complicated. Exchanges of Fund shares are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By February 15 of each year, the Trust will send you a statement showing the tax status of your dividends and distributions for the prior year. There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

184First Eagle Funds | Prospectus | March 1, 2023

Derivative Actions Brought on Behalf of the Trust

General

In addition to the requirements set forth under Delaware law, a shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this requirement, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more trusts that are under common management with or otherwise affiliated with the Trust; (b) unless a demand is not required under paragraph (a), shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (c) unless a demand is not required under paragraph (a), the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Board of Trustees may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board of Trustees in the event that the Trustees determine not to bring such action, does not apply to claims brought under federal securities laws.

Forum and Applicable Law

The Trusts Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) also places limitations on the forum in which claims against the Trust may be heard. To the fullest extent permitted by applicable

First Eagle Funds | Prospectus | March 1, 2023185

Derivative Actions Brought on Behalf of the Trust

law, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for any shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of laws of the State of Delaware or the Declaration of Trust or the Trust’s Amended and Restated Bylaws, or (iv) to the maximum extent permitted by law, any other proceeding arising out of or relating to the Trust or the shareholder’s interest in the Trust, shall be the courts located in the State of Delaware, and in all cases subject to the Delaware courts’ having personal jurisdiction over the indispensable parties named as defendants. Any person purchasing or otherwise acquiring or holding any interest in shares of the Trust shall be (i) deemed to have notice of and consented to these provisions, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding.

Accordingly, shareholders may have to bring suit in what they may consider to be an inconvenient and potentially less favorable forum. The limitations described above relating to derivative actions and choice of forum do not apply to claims asserted under the federal securities laws, to the extent that any such federal laws, rules or regulations do not permit such application.

The Declaration of Trust empowers the Trustees of the Trust with, among other things: (i) full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust; and (ii) subject to the 1940 Act, the power to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage. Notwithstanding that the Declaration of Trust is to be construed and enforced in accordance with the laws of the State of Delaware, the Declaration of Trust explicitly excludes the application of certain laws that might otherwise apply, including any provisions of laws (common or statutory) of the State of Delaware pertaining to trusts that relate to or regulate establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in the Declaration of Trust. Nothing in the Declaration of Trust modifying, restricting or eliminating the duties or liabilities of Trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws when and to the extent such terms are deemed inconsistent with the federal securities laws.

186First Eagle Funds | Prospectus | March 1, 2023

Privacy Notice for Individual Shareholders

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy notice supersedes any of our previous policies relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number, income, and assets
	■	account balances, payment history, and account activity
	■	credit history and credit scores
	■	name, address, telephone number, occupation
	■	online information, such as your IP address and data gathered from your browsing activity and location
	■	information we encounter in public records in the ordinary course of business

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Funds | Prospectus | March 1, 2023187

Privacy Notice for Individual Shareholders

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	Yes

For joint marketing with other financial companies	No	N/A

For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	N/A

To limit	■ Call 800.334.2143 and indicate your desire to limit our sharing or
■ Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 800.334.2143 or go to www.firsteagle.com/individuals-home
188First Eagle Funds | Prospectus | March 1, 2023

Privacy Notice for Individual Shareholders

#

Mail-in Form
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below.		Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.

❑	Apply my	Name

	choices only to me	Address

City, State, Zip

		Account #	Mail to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324

#

What we do
How does the Trust protect my personal information?

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
	■	open an account, make transactions using your account, or deposit money
	■	subscribe to receive information, submit an application, or otherwise submit a form containing personal information
	■	use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
First Eagle Funds | Prospectus | March 1, 2023189

Privacy Notice for Individual Shareholders

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■

Affiliated companies include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, First Eagle Alternative Credit, LLC, First Eagle Separate Account Management, LLC, First Eagle Funds (Ireland) ICAV, First Eagle Amundi Sub-Funds (Luxembourg) SICAV, First Eagle Alternative Capital BDC, Inc, FEIM LTD, FEIM GmbH, Napier Park Global Capital Ltd. and Napier Park Global Capital LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■

Nonaffiliated third parties may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection

190First Eagle Funds | Prospectus | March 1, 2023

Privacy Notice for Individual Shareholders

authority. If you have any questions about exercising these rights call 800.334.2143 or go to www.firsteagle.com/individuals-home.

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as permitted by California law and described above. While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC’s Reg S-P.

First Eagle Funds | Prospectus | March 1, 2023191

How to Reach First Eagle Funds

How to Reach First Eagle Funds

You can send all requests for information or transactions to:

Regular Mail:

First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324

or

Overnight Mail:

First Eagle Funds
c/o DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105-1807

You can contact us by telephone at 800.334.2143.

Please visit us online at www.firsteagle.com/individuals-home

192First Eagle Funds | Prospectus | March 1, 2023

Financial Highlights

The Financial Highlights Table is intended to help you understand the financial performance for the past five fiscal years, or, if shorter, the period of the Fund’s operations, for each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Income Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights Table for the Funds’ fiscal year ended October 31, 2022 was audited by the Funds’ independent accountants, PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204. The report of PricewaterhouseCoopers LLP (for the Funds’ fiscal year ended October 31, 2022), together with the Funds’ financial statements, are contained in the annual reports for the Funds for that period and are incorporated by reference in the Statement of Additional Information.

Annual reports, Semi-Annual reports and the Statement of Additional Information are available upon request.

First Eagle Funds | Prospectus | March 1, 2023193

First Eagle Funds

Financial Highlights

	Per share operating performance*													Ratio/Supplemental data

		Investment operations				Less dividends and distributions								Ratios to Average Net Assets of:

Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate

First Eagle Global Fund Class A***
October 31, 2022	$68.42	0.51		(8.32)	(7.81)	(1.24)	(2.80)	—	(4.04)	$56.57	(11.90)%		$12,562,351	1.11%		1.11%		0.84%		0.84%		10.87%
October 31, 2021	$55.42	0.67	(d)	13.79	14.46	(0.51)	(0.95)	—	(1.46)	$68.42	26.49	%(g)	$15,108,210	1.11%		1.11%		1.03	%(d)	1.03%		7.29%
October 31, 2020	$59.15	0.48		(1.03)	(0.55)	(0.73)	(2.45)	—	(3.18)	$55.42	(1.12)%		$12,112,205	1.11%		1.11%		0.87%		0.87%		10.84%
October 31, 2019	$56.37	0.64		5.37	6.01	(0.43)	(2.80)	—	(3.23)	$59.15	11.44%		$13,638,545	1.11%		1.11%		1.13%		1.13%		10.26%
October 31, 2018	$60.46	0.49		(2.08)	(1.59)	(0.44)	(2.06)	—	(2.50)	$56.37	(2.82)%		$12,357,124	1.11%		1.11%		0.84%		0.84%		14.91%

First Eagle Global Fund Class C***
October 31, 2022	$65.60	0.04		(7.99)	(7.95)	(0.59)	(2.80)	—	(3.39)	$54.26	(12.57)%		$1,738,497	1.87%		1.87%		0.06%		0.06%		10.87%
October 31, 2021	$53.12	0.15	(d)	13.28	13.43	—	(0.95)	—	(0.95)	$65.60	25.53	%(g)	$2,623,491	1.87%		1.87%		0.24	%(d)	0.24%		7.29%
October 31, 2020	$56.69	0.07		(1.01)	(0.94)	(0.18)	(2.45)	—	(2.63)	$53.12	(1.86)%		$3,423,967	1.87%		1.87%		0.13%		0.13%		10.84%
October 31, 2019	$54.11	0.18		5.20	5.38	—	(2.80)	—	(2.80)	$56.69	10.58%		$5,619,288	1.87%		1.86%		0.33%		0.33%		10.26%
October 31, 2018	$58.14	0.05		(2.02)	(1.97)	—	(2.06)	—	(2.06)	$54.11	(3.54)%		$8,667,512	1.86%		1.86%		0.09%		0.09%		14.91%

First Eagle Global Fund Class I***
October 31, 2022	$68.90	0.67		(8.38)	(7.71)	(1.41)	(2.80)	—	(4.21)	$56.98	(11.69)%		$26,919,899	0.86%		0.86%		1.09%		1.09%		10.87%
October 31, 2021	$55.79	0.85	(d)	13.87	14.72	(0.66)	(0.95)	—	(1.61)	$68.90	26.82	%(g)	$30,248,818	0.86%		0.86%		1.29	%(d)	1.29%		7.29%
October 31, 2020	$59.52	0.63		(1.03)	(0.40)	(0.88)	(2.45)	—	(3.33)	$55.79	(0.86)%		$24,274,791	0.86%		0.86%		1.14%		1.14%		10.84%
October 31, 2019	$56.73	0.78		5.41	6.19	(0.60)	(2.80)	—	(3.40)	$59.52	11.72%		$30,133,165	0.85%		0.85%		1.38%		1.38%		10.26%
October 31, 2018	$60.85	0.66		(2.11)	(1.45)	(0.61)	(2.06)	—	(2.67)	$56.73	(2.54)%		$29,334,134	0.84%		0.84%		1.11%		1.11%		14.91%

First Eagle Global Fund Class R3***
October 31, 2022	$68.23	0.51		(8.37)	(7.86)	(1.05)	(2.80)	—	(3.85)	$56.52	(11.99)%		$7,134	1.20%		1.20%		0.84%		0.84%		10.87%
October 31, 2021	$55.47	0.23	(d)	13.78	14.01	(0.30)	(0.95)	—	(1.25)	$68.23	25.57	%(g)	$1,283	1.51%		1.51%		0.36	%(d)	0.36%		7.29%
October 31, 2020	$59.34	0.48		(1.07)	(0.59)	(0.83)	(2.45)	—	(3.28)	$55.47	(1.21)%		$4,503	1.18%		1.18%		0.86%		0.87%		10.84%
October 31, 2019	$56.62	0.60		5.38	5.98	(0.46)	(2.80)	—	(3.26)	$59.34	11.31%		$11,813	1.14%		1.14%		1.03%		1.03%		10.26%
For The Period 5/01/18^-10/31/18	$58.95	0.28		(2.61)	(2.33)	—	—	—	—	$56.62	(3.95	)%(b)	$48	1.25	%(c)	1.25	%(c)	0.95	%(c)	0.95	%(c)	14.91	%(b)

First Eagle Global Fund Class R4***
October 31, 2022	$68.70	0.56		(8.39)	(7.83)	(1.21)	(2.80)	—	(4.01)	$56.86	(11.88)%		$1,266	1.07%		1.07%		0.90%		0.90%		10.87%
October 31, 2021	$55.72	0.67	(d)	13.86	14.53	(0.60)	(0.95)	—	(1.55)	$68.70	26.51	%(g)	$2,064	1.10%		1.10%		1.02	%(d)	1.02%		7.29%
October 31, 2020	$59.48	0.57		(1.02)	(0.45)	(0.86)	(2.45)	—	(3.31)	$55.72	(0.95)%		$2,162	0.96%		0.96%		1.04%		1.04%		10.84%
October 31, 2019	$56.70	0.74		5.36	6.10	(0.52)	(2.80)	—	(3.32)	$59.48	11.53%		$1,825	0.97%		0.97%		1.28%		1.28%		10.26%
For The Period 1/17/18^-10/31/18	$61.60	0.55		(5.45)	(4.90)	—	—	—	—	$56.70	(7.95	)%(b)	$117	1.02	%(c)	1.02	%(c)	1.18	%(c)	1.18	%(c)	14.91	%(b)

First Eagle Global Fund Class R5
October 31, 2022	$68.00	0.51		(8.26)	(7.75)	(1.36)	(2.80)	—	(4.16)	$56.09	(11.90)%		$100	1.11%		1.11%		0.84%		0.84%		10.87%
October 31, 2021	$54.98	0.91	(d)	13.06	13.97	—	(0.95)	—	(0.95)	$68.00	25.65	%(g)	$110	1.11%		1.11%		1.36	%(d)	1.36%		7.29%
October 31, 2020	$59.47	(0.16)		(1.06)	(1.22)	(0.82)	(2.45)	—	(3.27)	$54.98	(2.32)%		$10	2.29%		2.29%		(0.28)%		(0.28)%		10.84%
For The Period 7/29/19^-10/31/19	$58.99	0.12		0.36	0.48	—	—	—	—	$59.47	0.81	%(b)	$10	1.35	%(c)	1.35	%(c)	0.82	%(c)	0.82	%(c)	10.26	%(b)

First Eagle Global Fund Class R6
October 31, 2022	$68.95	0.71		(8.38)	(7.67)	(1.46)	(2.80)	—	(4.26)	$57.02	(11.62)%		$1,700,134	0.79%		0.79%		1.15%		1.15%		10.87%
October 31, 2021	$55.83	0.90	(d)	13.87	14.77	(0.70)	(0.95)	—	(1.65)	$68.95	26.91	%(g)	$2,122,258	0.78%		0.78%		1.38	%(d)	1.38		7.29%
October 31, 2020	$59.55	0.64		(0.99)	(0.35)	(0.92)	(2.45)	—	(3.37)	$55.83	(0.79)%		$1,555,290	0.79%		0.79%		1.15%		1.15%		10.84%
October 31, 2019	$56.76	0.82		5.41	6.23	(0.64)	(2.80)	—	(3.44)	$59.55	11.79%		$944,249	0.79%		0.79%		1.44%		1.44%		10.26%
October 31, 2018	$60.88	0.72		(2.14)	(1.42)	(0.64)	(2.06)	—	(2.70)	$56.76	(2.49)%		$782.213	0.78%		0.78%		1.21%		1.21%		14.91%

First Eagle Overseas Fund Class A***
October 31, 2022	$26.71	0.30		(4.30)	(4.00)	(0.87)	(0.58)	—	(1.45)	$21.26	(15.62)%		$1,394,388	1.15%		1.15%		1.24%		1.24%		8.99%
October 31, 2021	$22.80	0.31	(e)	3.65	3.96	(0.05)	—	—	(0.05)	$26.71	17.35	%(h)	$1,895,378	1.16%		1.16%		1.20	%(e)	1.20%		9.93%
October 31, 2020	$24.65	0.19		(0.71)	(0.52)	(0.50)	(0.83)	—	(1.33)	$22.80	(2.35)%		$1,742,861	1.15%		1.15%		0.82%		0.82%		13.20%
October 31, 2019	$22.71	0.32		2.28	2.60	(0.27)	(0.39)	—	(0.66)	$24.65	11.82%		$2,125,742	1.15%		1.15%		1.38%		1.38%		6.99%
October 31, 2018	$25.33	0.25		(2.03)	(1.78)	(0.40)	(0.44)	—	(0.84)	$22.71	(7.27)%		$2,173,765	1.15%		1.15%		1.04%		1.04%		12.10%

194First Eagle Funds | Prospectus | March 1, 2023	First Eagle Funds | Prospectus | March 1, 2023195

First Eagle Funds

Financial Highlights

	Per share operating performance*													Ratio/Supplemental data

		Investment operations				Less dividends and distributions								Ratios to Average Net Assets of:

Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate

First Eagle Overseas Fund Class C***
October 31, 2022	$25.44	0.11		(4.09)	(3.98)	(0.62)	(0.58)	—	(1.20)	$20.26	(16.23)%		$92,476	1.89%		1.89%		0.48%		0.48%		8.99%
October 31, 2021	$21.83	0.10	(e)	3.51	3.61	—	—	—	—	$25.44	16.49	%(h)	$157,203	1.89%		1.89%		0.41	%(e)	0.41%		9.93%
October 31, 2020	$23.58	0.02		(0.69)	(0.67)	(0.25)	(0.83)	—	(1.08)	$21.83	(3.07)%		$228,072	1.89%		1.89%		0.08%		0.08%		13.20%
October 31, 2019	$21.73	0.11		2.22	2.33	(0.09)	(0.39)	—	(0.48)	$23.58	10.98%		$378,755	1.89%		1.89%		0.50%		0.50%		6.99%
October 31, 2018	$24.29	0.08		(1.95)	(1.87)	(0.25)	(0.44)	—	(0.69)	$21.73	(7.92)%		$687,318	1.88%		1.88%		0.32%		0.32%		12.10%

First Eagle Overseas Fund Class I***
October 31, 2022	$27.39	0.37		(4.40)	(4.03)	(0.95)	(0.58)	—	(1.53)	$21.83	(15.40)%		$8,462,922	0.89%		0.89%		1.49%		1.49%		8.99%
October 31, 2021	$23.38	0.40	(e)	3.73	4.13	(0.12)	—	—	(0.12)	$27.39	17.71	%(h)	$11,072,223	0.88%		0.88%		1.49	%(e)	1.49%		9.93%
October 31, 2020	$25.24	0.26		(0.72)	(0.46)	(0.57)	(0.83)	—	(1.40)	$23.38	(2.06)%		$9,698,986	0.87%		0.87%		1.11%		1.11%		13.20%
October 31, 2019	$23.26	0.39		2.33	2.72	(0.35)	(0.39)	—	(0.74)	$25.24	12.12%		$10,694,125	0.86%		0.86%		1.64%		1.64%		6.99%
October 31, 2018	$25.91	0.34		(2.08)	(1.74)	(0.47)	(0.44)	—	(0.91)	$23.26	(6.98)%		$11,093,973	0.86%		0.86%		1.35%		1.35%		12.10%

First Eagle Overseas Fund Class R3***
October 31, 2022	$27.24	0.24		(4.38)	(4.14)	(0.83)	(0.58)	—	(1.41)	$21.69	(15.85)%		$297	1.40%		1.40%		1.00%		1.00%		8.99%
October 31, 2021	$23.29	0.31	(e)	3.69	4.00	(0.05)	—	—	(0.05)	$27.24	17.18	%(h)	$382	1.34%		1.34%		1.16	%(e)	1.16%		9.93%
October 31, 2020	$25.13	0.15		(0.74)	(0.59)	(0.42)	(0.83)	—	(1.25)	$23.29	(2.56)%		$183	1.36%		1.36%		0.65%		0.65%		13.20%
October 31, 2019	$23.22	0.44		2.16	2.60	(0.30)	(0.39)	—	(0.69)	$25.13	11.59%		$96	1.32%		1.32%		1.84%		1.84%		6.99%
For The Period 5/01/18^-10/31/18	$25.10	0.16		(2.04)	(1.88)	—	—	—	—	$23.22	(7.49	)%(b)	$46	1.21	%(c)	1.21	%(c)	1.32	%(c)	1.32	%(c)	12.10	%(b)

First Eagle Overseas Fund Class R4***
October 31, 2022	$27.29	0.38		(4.42)	(4.04)	(0.91)	(0.58)	—	(1.49)	$21.76	(15.49)%		$12,543	1.01%		1.01%		1.58%		1.58%		8.99%
October 31, 2021	$23.34	0.35	(e)	3.73	4.08	(0.13)	—	—	(0.13)	$27.29	17.53	%(h)	$10,239	1.06%		1.06%		1.29	%(e)	1.29%		9.93%
October 31, 2020	$25.20	0.16		(0.66)	(0.50)	(0.53)	(0.83)	—	(1.36)	$23.34	(2.22)%		$7,326	0.91%		0.91%		0.69%		0.69%		13.20%
October 31, 2019	$23.23	0.35		2.33	2.68	(0.32)	(0.39)	—	(0.71)	$25.20	11.92%		$91	1.04%		1.04%		1.48%		1.48%		6.99%
For The Period 1/17/18^-10/31/18	$26.15	0.31		(3.23)	(2.92)	—	—	—	—	$23.23	(11.17	)%(b)	$78	1.03	%(c)	1.03	%(c)	1.60	%(c)	1.60	%(c)	12.10	%(b)

First Eagle Overseas Fund Class R5***
October 31, 2022	$27.27	0.23		(4.33)	(4.10)	(0.88)	(0.58)	—	(1.46)	$21.71	(15.70)%		$38	1.17%		1.17%		0.94%		0.94%		8.99%
October 31, 2021	$23.27	0.33	(e)	3.70	4.03	(0.03)	—	—	(0.03)	$27.27	17.33	%(h)	$70	1.20%		1.20%		1.23	%(e)	1.23%		9.93%
October 31, 2020	$25.20	0.18		(0.75)	(0.57)	(0.53)	(0.83)	—	(1.36)	$23.27	(2.51)%		$27	1.31%		1.31%		0.77%		0.77%		13.20%
For The Period 3/11/19^-10/31/19	$23.37	0.28		1.55	1.83	—	—	—	—	$25.20	7.83	%(b)	$16	1.12	%(c)	1.12	%(c)	1.79	%(c)	1.79	%(c)	6.99	%(b)

First Eagle Overseas Fund Class R6***
October 31, 2022	$27.40	0.39		(4.40)	(4.01)	(0.97)	(0.58)	—	(1.55)	$21.84	(15.32)%		$1,255,272	0.80%		0.80%		1.58%		1.58%		8.99%
October 31, 2021	$23.39	0.45	(e)	3.70	4.15	(0.14)	—	—	(0.14)	$27.40	17.78	%(h)	$1,566,467	0.79%		0.79%		1.65	%(e)	1.65%		9.93%
October 31, 2020	$25.25	0.28		(0.72)	(0.44)	(0.59)	(0.83)	—	(1.42)	$23.39	(1.99)%		$919,645	0.80%		0.80%		1.19%		1.19%		13.20%
October 31, 2019	$23.27	0.41		2.33	2.74	(0.37)	(0.39)	—	(0.76)	$25.25	12.21%		$759,773	0.80%		0.80%		1.74%		1.74%		6.99%
October 31, 2018	$25.92	0.36		(2.09)	(1.73)	(0.48)	(0.44)	—	(0.92)	$23.27	(6.92)%		$592,247	0.80%		0.80%		1.44%		1.44%		12.10%

First Eagle U.S. Value Fund Class A***
October 31, 2022	$22.23	0.13		(2.08)	(1.95)	(0.17)	(1.70)	—	(1.87)	$18.41	(9.12)%		$540,287	1.16%		1.11%		0.60%		0.65%		10.33%
October 31, 2021	$16.97	0.09		5.49	5.58	(0.20)	(0.12)	—	(0.32)	$22.23	33.28%		$638,937	1.16%		1.11%		0.40%		0.45%		4.02%
October 31, 2020	$18.84	0.14		(0.48)	(0.34)	(0.16)	(1.37)	—	(1.53)	$16.97	(2.23)%		$485,589	1.18%		1.13%		0.78%		0.83%		10.30%
October 31, 2019	$19.89	0.16		1.44	1.60	(0.12)	(2.53)	—	(2.65)	$18.84	9.43%		$613,548	1.16%		1.11%		0.81%		0.86%		8.65%
October 31, 2018	$21.26	0.11		0.31	0.42	(0.03)	(1.76)	—	(1.79)	$19.89	2.01%		$590,922	1.15%		1.10%		0.51%		0.56%		9.05%

First Eagle U.S. Value Fund Class C***
October 31, 2022	$21.08	(0.02)		(1.97)	(1.99)	—	(1.70)	—	(1.70)	$17.39	(9.82)%		$34,953	1.92%		1.87%		(0.18)%		(0.13)%		10.33%
October 31, 2021	$16.06	(0.06)		5.22	5.16	(0.02)	(0.12)	—	(0.14)	$21.08	32.29%		$53,912	1.95%		1.90%		(0.38)%		(0.33)%		4.02%
October 31, 2020	$17.89	0.01		(0.47)	(0.46)	—	(1.37)	—	(1.37)	$16.06	(3.00)%		$101,600	1.94%		1.89%		0.03%		0.08%		10.30%
October 31, 2019	$19.03	0.02		1.37	1.39	—	(2.53)	—	(2.53)	$17.89	8.59%		$194,380	1.92%		1.87%		0.06%		0.11%		8.65%
October 31, 2018	$20.54	(0.04)		0.29	0.25	—	(1.76)	—	(1.76)	$19.03	1.20%		$361,606	1.90%		1.85%		(0.24)%		(0.19)%		9.05%

196First Eagle Funds | Prospectus | March 1, 2023	First Eagle Funds | Prospectus | March 1, 2023197

First Eagle Funds

Financial Highlights

	Per share operating performance*												Ratio/Supplemental data

		Investment operations			Less dividends and distributions								Ratios to Average Net Assets of:

Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate

First Eagle U. S. Value Fund Class I***
October 31, 2022	$22.71	0.19	(2.13)	(1.94)	(0.23)	(1.70)	—	(1.93)	$18.84	(8.88)%		$538,424	0.88%		0.83%		0.88%		0.93%		10.33%
October 31, 2021	$17.32	0.15	5.61	5.76	(0.25)	(0.12)	—	(0.37)	$22.71	33.72%		$584,344	0.89%		0.84%		0.68%		0.73%		4.02%
October 31, 2020	$19.21	0.20	(0.51)	(0.31)	(0.21)	(1.37)	—	(1.58)	$17.32	(2.01)%		$505,997	0.89%		0.84%		1.08%		1.13%		10.30%
October 31, 2019	$20.23	0.21	1.48	1.69	(0.18)	(2.53)	—	(2.71)	$19.21	9.79%		$749,245	0.88%		0.83%		1.09%		1.14%		8.65%
October 31, 2018	$21.61	0.18	0.29	0.47	(0.09)	(1.76)	—	(1.85)	$20.23	2.24%		$875,239	0.87%		0.82%		0.79%		0.84%		9.05%

First Eagle U. S. Value Fund Class R3***
October 31, 2022	$22.61	0.09	(2.11)	(2.02)	(0.14)	(1.70)	—	(1.84)	$18.75	(9.28)%		$64	1.34%		1.29%		0.42%		0.47%		10.33%
October 31, 2021	$17.25	0.07	5.58	5.65	(0.17)	(0.12)	—	(0.29)	$22.61	33.10%		$71	1.31%		1.26%		0.26%		0.31%		4.02%
October 31, 2020	$19.15	0.11	(0.50)	(0.39)	(0.14)	(1.37)	—	(1.51)	$17.25	(2.46)%		$53	1.36%		1.31%		0.59%		0.64%		10.30%
October 31, 2019	$20.20	0.14	1.48	1.62	(0.14)	(2.53)	—	(2.67)	$19.15	9.37%		$54	1.26%		1.21%		0.71%		0.76%		8.65%
For The Period 5/01/18^-10/31/18	$20.37	0.06	(0.23)	(0.17)	—	—	—	—	$20.20	(0.83	)%(b)	$50	1.24	%(c)	1.19	%(c)	0.50	%(c)	0.55	%(c)	9.05	%(b)

First Eagle U. S. Value Fund Class R4***
October 31, 2022	$22.61	0.14	(2.14)	(2.00)	(0.15)	(1.70)	—	(1.85)	$18.76	(9.17)%		$33	1.14%		1.09%		0.66%		0.71%		10.33%
October 31, 2021	$17.25	0.09	5.56	5.65	(0.17)	(0.12)	—	(0.29)	$22.61	33.13%		$13	1.21%		1.16%		0.35%		0.41%		4.02%
October 31, 2020	$19.18	0.13	(0.51)	(0.38)	(0.18)	(1.37)	—	(1.55)	$17.25	(2.39)%		$10	1.24%		1.20%		0.70%		0.74%		10.30%
For The Period 7/29/19^-10/31/19	$19.40	0.02	(0.24)	(0.22)	—	—	—	—	$19.18	(1.13	)%(b)	$10	1.51	%(c)	1.47	%(c)	0.39	%(c)	0.43	%(c)	8.65	%(b)

First Eagle U. S. Value Fund Class R5***
October 31, 2022	$22.62	0.16	(2.13)	(1.97)	(0.18)	(1.70)	—	(1.88)	$18.77	(9.03)%		$75	1.02%		0.97%		0.74%		0.79%		10.33%
October 31, 2021	$17.28	0.10	5.59	5.69	(0.23)	(0.12)	—	(0.35)	$22.62	33.35%		$75	1.13%		1.08%		0.43%		0.48%		4.02%
October 31, 2020	$19.18	0.12	(0.46)	(0.34)	(0.19)	(1.37)	—	(1.56)	$17.28	(2.18)%		53	1.09%		1.05%		0.67%		0.71%		10.30%
For The Period 7/29/19^-10/31/19	$19.40	0.03	(0.25)	(0.22)	—	—	—	—	$19.18	(1.13	)%(b)	$10	1.40	%(c)	1.36	%(c)	0.50	%(c)	0.54	%(c)	8.65	%(b)

First Eagle U. S. Value Fund Class R6***
October 31, 2022	$22.71	0.20	(2.13)	(1.93)	(0.24)	(1.70)	—	(1.94)	$18.84	(8.83)%		$25,921	0.83%		0.78%		0.94%		0.99%		10.33%
October 31, 2021	$17.32	0.16	5.61	5.77	(0.26)	(0.12)	—	(0.38)	$22.71	33.78%		$25,676	0.84%		0.79%		0.72%		0.77%		4.02%
October 31, 2020	$19.22	0.19	(0.50)	(0.31)	(0.22)	(1.37)	—	(1.59)	$17.32	(2.02)%		$15,058	0.86%		0.81%		1.03%		1.08%		10.30%
October 31, 2019	$20.24	0.21	1.49	1.70	(0.19)	(2.53)	—	(2.72)	$19.22	9.83%		$15,949	0.83%		0.78%		1.09%		1.14%		8.65%
October 31, 2018	$21.62	0.18	0.30	0.48	(0.10)	(1.76)	—	(1.86)	$20.24	2.28%		$1,362	0.86%		0.81%		0.82%		0.87%		9.05%

First Eagle Gold Fund Class A***
October 31, 2022	$22.94	0.05	(3.52)	(3.47)	(0.22)	—	—	(0.22)	$19.25	(15.24)%		$494,372	1.19%		1.19%		0.24%		0.24%		17.78%
October 31, 2021	$26.28	(0.01)	(3.01)	(3.02)	(0.32)	—	—	(0.32)	$22.94	(11.60)%		$578,968	1.22%		1.22%		(0.03)%		(0.03)%		5.13%
October 31, 2020	$18.66	(0.12)	7.74	7.62	—	—	—	—	$26.28	40.84%		$643,945	1.21%		1.21%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$13.08	(0.04)	5.62	5.58	—	—	—	—	$18.66	42.66%		$386,633	1.29%		1.29%		(0.27)%		(0.27)%		20.01%
October 31, 2018	$16.50	(0.07)	(3.35)	(3.42)	—	—	—	—	$13.08	(20.73)%		$294,509	1.29%		1.29%		(0.45)%		(0.45)%		9.43%

First Eagle Gold Fund Class C***
October 31, 2022	$20.82	(0.10)	(3.19)	(3.29)	(0.05)	—	—	(0.05)	$17.48	(15.87)%		$104,359	1.93%		1.93%		(0.51)%		(0.51)%		17.78%
October 31, 2021	$23.92	(0.17)	(2.76)	(2.93)	(0.17)	—	—	(0.17)	$20.82	(12.25)%		$144,502	1.95%		1.95%		(0.77)%		(0.77)%		5.13%
October 31, 2020	$17.11	(0.26)	7.07	6.81	—	—	—	—	$23.92	39.80%		$179,978	1.95%		1.95%		(1.25)%		(1.25)%		3.34%
October 31, 2019	$12.09	(0.15)	5.17	5.02	—	—	—	—	$17.11	41.52%		$115,624	2.05%		2.05%		(1.02)%		(1.02)%		20.01%
October 31, 2018	$15.36	(0.17)	(3.10)	(3.27)	—	—	—	—	$12.09	(21.29)%		$111,685	2.05%		2.05%		(1.21)%		(1.21)%		9.43%

First Eagle Gold Fund Class I***
October 31, 2022	$23.68	0.12	(3.64)	(3.52)	(0.28)	—	—	(0.28)	$19.88	(15.00)%		$1,075,242	0.94%		0.94%		0.50%		0.50%		17.78%
October 31, 2021	$27.13	0.06	(3.13)	(3.07)	(0.38)	—	—	(0.38)	$23.68	(11.41)%		$1,349,701	0.96%		0.96%		0.23%		0.23%		5.13%
October 31, 2020	$19.22	(0.06)	7.99	7.93	(0.02)	—	—	(0.02)	$27.13	41.29%		$1,424,181	0.92%		0.92%		(0.25)%		(0.25)%		3.34%
October 31, 2019	$13.44	0.00 **	5.78	5.78	—	—	—	—	$19.22	43.01%		$553,633	0.99%		0.99%		0.01%		0.01%		20.01%
October 31, 2018	$16.90	(0.02)	(3.44)	(3.46)	—	—	—	—	$13.44	(20.47)%		$392,310	1.00%		1.00%		(0.15)%		(0.15)%		9.43%

First Eagle Gold Fund Class R3***
October 31, 2022	$23.56	0.00 **	(3.62)	(3.62)	(0.20)	—	—	(0.20)	$19.74	(15.46)%		$1,013	1.45%		1.45%		(0.01)%		(0.01)%		17.78%
October 31, 2021	$26.99	(0.01)	(3.13)	(3.14)	(0.29)	—	—	(0.29)	$23.56	(11.72)%		$1,351	1.34%		1.34%		(0.04)%		(0.04)%		5.13%
October 31, 2020	$19.17	(0.12)	7.95	7.83	(0.01)	—	—	(0.01)	$26.99	40.84%		$471	1.25%		1.25%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$13.44	(0.09)	5.82	5.73	—	—	—	—	$19.17	42.63%		$491	1.25%		1.25%		(0.51)%		(0.51)%		20.01%
For The Period 5/01/18^-10/31/18	$16.35	(0.04)	(2.87)	(2.91)	—	—	—	—	$13.44	(17.80	)%(b)	$41	1.32	%(c)	1.32	%(c)	(0.59	)%(c)	(0.59	)%(c)	9.43	%(b)

198First Eagle Funds | Prospectus | March 1, 2023	First Eagle Funds | Prospectus | March 1, 2023199

First Eagle Funds

Financial Highlights

	Per share operating performance*													Ratio/Supplemental data

		Investment operations				Less dividends and distributions								Ratios to Average Net Assets of:

Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate

First Eagle Gold Fund Class R4***
October 31, 2022	$23.72	0.07		(3.63)	(3.56)	(0.25)	—	—	(0.25)	$19.91	(15.14)%		$1,325	1.10%		1.10%		0.32%		0.32%		17.78%
October 31, 2021	$27.19	0.02		(3.12)	(3.10)	(0.37)	—	—	(0.37)	$23.72	(11.52)%		$811	1.11%		1.11%		0.08%		0.08%		5.13%
October 31, 2020	$19.26	(0.08)		8.01	7.93	—	—	—	—	$27.19	41.17%		$935	1.00%		1.00%		(0.32)%		(0.32)%		3.34%
For The Period 7/29/19^-10/31/19	$18.54	(0.04)		0.76	0.72	—	—	—	—	$19.26	3.88	%(b)	$10	1.49	%(c)	1.49	%(c)	(0.84	)%(c)	(0.84	)%(c)	20.01	%(b)

First Eagle Gold Fund Class R5***
October 31, 2022	$23.68	0.11		(3.64)	(3.53)	(0.25)	—	—	(0.25)	$19.90	(15.02)%		$580	0.99%		0.99%		0.47%		0.47%		17.78%
October 31, 2021	$27.16	0.04		(3.14)	(3.10)	(0.38)	—	—	(0.38)	$23.68	(11.49)%		$437	1.03%		1.03%		0.16%		0.16%		5.13%
October 31, 2020	$19.28	(0.09)		7.99	7.90	(0.02)	—	—	(0.02)	$27.16	40.94%		$677	0.98%		0.98%		(0.35)%		(0.35)%		3.34%
For The Period 7/29/19^-10/31/19	$18.54	(0.03)		0.77	0.74	—	—	—	—	$19.28	3.99	%(b)	$166	0.96	%(c)	0.96	%(c)	(0.65	)%(c)	(0.64	)%(c)	20.01	%(b)

First Eagle Gold Fund Class R6***
October 31, 2022	$23.74	0.13		(3.63)	(3.50)	(0.31)	—	—	(0.31)	$19.93	(14.91)%		$105,438	0.85%		0.85%		0.59%		0.59%		17.78%
October 31, 2021	$27.19	0.08		(3.13)	(3.05)	(0.40)	—	—	(0.40)	$23.74	(11.33)%		$103,234	0.85%		0.85%		0.31%		0.31%		5.13%
October 31, 2020	$19.26	(0.03)		7.99	7.96	(0.03)	—	—	(0.03)	$27.19	41.42%		$209,208	0.85%		0.85%		(0.14)%		(0.14)%		3.34%
October 31, 2019	$13.46	0.01		5.79	5.80	—	—	—	—	$19.26	43.09%		$163,259	0.89%		0.89%		0.03%		0.03%		20.01%
October 31, 2018	$16.91	(0.02)		(3.43)	(3.45)	—	—	—	—	$13.46	(20.40)%		$74,414	0.91%		0.91%		(0.14)%		(0.14)%		9.43%

First Eagle Global Income Builder Fund Class A
October 31, 2022	$13.52	(0.27)		(1.34)	(1.07)	(0.26)	(0.57)	—	(0.83)	$11.62	(8.23)%		$541,002	1.16%		1.16%		2.17%		2.18%		13.76%
October 31, 2021	$11.47	0.27	(f)	2.17	2.44	(0.26)	(0.13)	—	(0.39)	$13.52	21.36	%(i)	$492,402	1.17%		1.17%		2.04	%(f)	2.04%		22.80%
October 31, 2020	$12.15	0.22		(0.64)	(0.42)	(0.22)	(0.04)	—	(0.26)	$11.47	(3.38)%		$359,442	1.19%		1.19%		1.87%		1.87%		28.98%
October 31, 2019	$11.45	0.25		0.70	0.95	(0.25)	—	—	(0.25)	$12.15	8.40%		$392,942	1.18%		1.18%		2.10%		2.10%		25.54%
October 31, 2018	$12.05	0.25		(0.56)	(0.31)	(0.23)	—	(0.06)	(0.29)	$11.45	(2.64)%		$319,003	1.18%		1.18%		2.11%		2.11%		22.15%

First Eagle Global Income Builder Fund Class C
October 31, 2022	$13.47	0.17		(1.34)	(1.17)	(0.03)	(0.57)	—	(0.60)	$11.70	(8.95)%		$98,977	1.94%		1.94%		1.38%		1.38%		13.76%
October 31, 2021	$11.44	0.16	(f)	2.17	2.33	(0.17)	(0.13)	—	(0.30)	$13.47	20.48	%(i)	$153,654	1.94%		1.94%		1.25	%(f)	1.25%		22.80%
October 31, 2020	$12.11	0.13		(0.63)	(0.50)	(0.13)	(0.04)	—	(0.17)	$11.44	(4.15)%		$186,154	1.95%		1.95%		1.11%		1.11%		28.98%
October 31, 2019	$11.42	0.16		0.69	0.85	(0.16)	—	—	(0.16)	$12.11	7.53%		$289,037	1.94%		1.94%		1.36%		1.36%		25.54%
October 31, 2018	$12.02	0.16		(0.56)	(0.40)	(0.14)	—	(0.06)	(0.20)	$11.42	(3.38)%		$297,716	1.93%		1.93%		1.35%		1.35%		22.15%

First Eagle Global Income Builder Fund Class I
October 31, 2022	$13.48	0.30		(1.34)	(1.04)	(0.31)	(0.57)	—	(0.88)	$11.56	(7.98)%		$751,297	0.93%		0.93%		2.43%		2.43%		13.76%
October 31, 2021	$11.45	0.30	(f)	2.15	2.45	(0.29)	(0.13)	—	(0.42)	$13.48	21.62	%(i)	$668,678	0.93%		0.93%		2.26	%(f)	2.26%		22.80%
October 31, 2020	$12.12	0.25		(0.63)	(0.38)	(0.25)	(0.04)	—	(0.29)	$11.45	(3.14)%		$630,351	0.94%		0.94%		2.11%		2.11%		28.98%
October 31, 2019	$11.43	0.28		0.69	0.97	(0.28)	—	—	(0.28)	$12.12	8.60%		$793,440	0.93%		0.93%		2.36%		2.36%		25.54%
October 31, 2018	$12.02	0.28		(0.55)	(0.27)	(0.26)	—	(0.06)	(0.32)	$11.43	(2.31)%		$742,408	0.92%		0.92%		2.38%		2.38%		22.15%

First Eagle Global Income Builder Fund Class R3
October 31, 2022	$13.48	0.25		(1.33)	(1.08)	(0.22)	(0.57)	—	(0.79)	$11.61	(8.29)%		$56	1.33%		1.33%		2.02%		2.02%		13.76%
October 31, 2021	$11.45	0.25	(f)	2.15	2.40	(0.24)	(0.13)	—	(0.37)	$13.48	21.12	%(i)	$61	1.32%		1.32%		1.88	%(f)	1.88%		22.80%
October 31, 2020	$12.12	0.18		(0.62)	(0.44)	(0.19)	(0.04)	—	(0.23)	$11.45	(3.67)%		$50	1.49%		1.49%		1.58%		1.58%		28.98%
October 31, 2019	$11.43	0.23		0.69	0.92	(0.23)	—	—	(0.23)	$12.12	8.12%		$52	1.37%		1.37%		1.92%		1.92%		25.54%
For The Period 5/01/18^-10/31/18	$11.92	0.13		(0.49)	(0.36)	(0.10)	—	(0.03)	(0.13)	$11.43	(3.02	)%(b)	$48	1.27	%(c)	1.27	%(c)	2.23	%(c)	2.23	%(c)	22.15	%(b)

First Eagle Global Income Builder Fund Class R4
October 31, 2022	$13.48	0.23		(1.32)	(1.09)	(0.25)	(0.57)	—	(0.82)	$11.57	(8.37)%		$49	1.41%		1.40%		1.86%		1.86%		13.76%
October 31, 2021	$11.44	0.27	(f)	2.15	2.42	(0.25)	(0.13)	—	(0.38)	$13.48	21.34	%(i)	$27	1.17%		1.17%		2.05	%(f)	2.05%		22.80%
October 31, 2020	$12.11	0.21		(0.63)	(0.42)	(0.21)	(0.04)	—	(0.25)	$11.44	(3.51)%		$10	1.25%		1.25%		1.84%		1.84%		28.98%
For The Period 7/29/19^-10/31/19	$12.08	0.04		0.03	0.07	(0.04)	—	—	(0.04)	$12.11	0.59	%(b)	$10	1.49	%(c)	1.49	%(c)	1.34	%(c)	1.34	%(c)	25.54	%(b)

First Eagle Global Income Builder Fund Class R5
October 31, 2022	$13.47	0.27		(1.34)	(1.07)	(0.26)	(0.57)	—	(0.83)	$11.57	(8.20)%		$11	1.17%		1.17%		2.19%		2.19%		13.76%
October 31, 2021	$11.44	0.27	(f)	2.15	2.42	(0.26)	(0.13)	—	(0.39)	$13.47	21.34	%(i)	$12	1.16%		1.16%		2.04	%(f)	2.04%		22.80%
October 31, 2020	$12.11	0.23		(0.64)	(0.41)	(0.22)	(0.04)	—	(0.26)	$11.44	(3.40)%		$10	1.14%		1.14%		1.94%		1.94%		28.98%
For The Period 7/29/19^-10/31/19	$12.08	0.04		0.03	0.07	(0.04)	—	—	(0.04)	$12.11	0.62	%(b)	$10	1.38	%(c)	1.38	%(c)	1.45	%(c)	1.45	%(c)	25.54	%(b)

First Eagle Global Income Builder Fund Class R6
October 31, 2022	$13.47	0.31		(1.33)	(1.02)	(0.33)	(0.57)	—	(0.90)	$11.55	(7.85)%		$45,873	0.87%		0.87%		2.49%		2.49%		13.76%
October 31, 2021	$11.44	0.31	(f)	2.15	2.46	(0.30)	(0.13)	—	(0.43)	$13.47	21.72	%(i)	$24,506	0.87%		0.87%		2.35	%(f)	2.35%		22.80%
October 31, 2020	$12.11	0.24		(0.62)	(0.38)	(0.25)	(0.04)	—	(0.29)	$11.44	(3.14)%		$15,649	0.90%		0.90%		2.01%		2.01%		28.98%
October 31, 2019	$11.42	0.27		0.70	0.97	(0.28)	—	—	(0.28)	$12.11	8.62%		$1,233	0.93%		0.93%		2.31%		2.31%		25.54%
October 31, 2018	$12.01	0.28		(0.54)	(0.26)	(0.27)	—	(0.06)	(0.33)	$11.42	(2.27)%		$912	0.88%		0.88%		2.38%		2.38%		22.15%

First Eagle High Income Fund Class A
October 31, 2022	$8.98	0.36		(1.21)	(0.85)	(0.36)	—	—	(0.36)	$7.77	(9.59)%		$68,391	1.13%		1.13%		4.37%		4.37%		28.00%
October 31, 2021	$8.71	0.33		0.27	0.60	(0.33)	—	—	(0.33)	$8.98	7.01%		$83,819	1.23%		1.16%		3.56%		3.63%		64.11%
October 31, 2020	$8.71	0.37		(0.01)	0.36	(0.36)	—	—	(0.36)	$8.71	4.39%		$73,112	1.33%		1.23%		4.27%		4.37%		55.38%
October 31, 2019	$8.81	0.41		(0.11)	0.30	(0.40)	—	—	(0.40)	$8.71	3.54%		$73,567	1.34%		1.24%		4.55%		4.65%		24.19%
October 31, 2018	$9.03	0.47		(0.24)	0.23	(0.45)	—	—	(0.45)	$8.81	2.56%		$78,360	1.26%		1.19%		5.17%		5.24%		24.82%

200First Eagle Funds | Prospectus | March 1, 2023	First Eagle Funds | Prospectus | March 1, 2023201

First Eagle Funds

Financial Highlights

	Per share operating performance*												Ratio/Supplemental data

		Investment operations			Less dividends and distributions								Ratios to Average Net Assets of:

Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate

First Eagle High Income Fund Class C
October 31, 2022	$8.97	0.30	(1.19)	(0.89)	(0.31)	—	—	(0.31)	$7.77	(10.15)%		$7,376	1.88%		1.88%		3.55%		3.55%		28.00%
October 31, 2021	$8.70	0.26	0.28	0.54	(0.27)	—	—	(0.27)	$8.97	6.20%		$15,129	2.01%		1.94%		2.81%		2.88%		64.11%
October 31, 2020	$8.70	0.31	(0.01)	0.30	(0.30)	—	—	(0.30)	$8.70	3.60%		$31,972	2.10%		2.00%		3.53%		3.63%		55.38%
October 31, 2019	$8.80	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)	$8.70	2.77%		$50,100	2.10%		2.00%		3.83%		3.93%		24.19%
October 31, 2018	$9.02	0.40	(0.24)	0.16	(0.38)	—	—	(0.38)	$8.80	1.68%		$62,749	2.01%		1.94%		4.43%		4.50%		24.82%

First Eagle High Income Fund Class I
October 31, 2022	$8.98	0.39	(1.21)	(0.82)	(0.38)	—	—	(0.38)	$7.78	(9.23)%		$99,295	0.86%		0.86%		4.62%		4.62%		28.00%
October 31, 2021	$8.71	0.35	0.28	0.63	(0.36)	—	—	(0.36)	$8.98	7.29%		$132,026	0.97%		0.90%		3.82%		3.89%		64.11%
October 31, 2020	$8.71	0.39	0.00 **	0.39	(0.39)	—	—	(0.39)	$8.71	4.68%		$126,527	1.04%		0.94%		4.54%		4.64%		55.38%
October 31, 2019	$8.81	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)	$8.71	3.84%		$144,532	1.05%		0.95%		4.86%		4.96%		24.19%
October 31, 2018	$9.04	0.49	(0.25)	0.24	(0.47)	—	—	(0.47)	$8.81	2.74%		$184,351	0.97%		0.90%		5.46%		5.53%		24.82%

First Eagle High Income Fund Class R3
October 31, 2022	$8.99	0.35	(1.21)	(0.86)	(0.35)	—	—	(0.35)	$7.78	(9.72)%		$402	1.28%		1.28%		4.22%		4.23%		28.00%
October 31, 2021	$8.72	0.31	0.28	0.59	(0.32)	—	—	(0.32)	$8.99	6.83%		$443	1.40%		1.33%		3.39%		3.46%		64.11%
October 31, 2020	$8.72	0.35	0.00 **	0.35	(0.35)	—	—	(0.35)	$8.72	4.21%		$453	1.45%		1.35%		4.04%		4.14%		55.38%
October 31, 2019	$8.82	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)	$8.72	3.44%		$52	1.44%		1.34%		4.44%		4.54%		24.19%
For The Period 5/01/18^-10/31/18	$8.91	0.23	(0.10)	0.13	(0.22)	—	—	(0.22)	$8.82	1.41	%(b)	$51	1.36	%(c)	1.27	%(c)	4.99	%(c)	5.08	%(c)	24.82	%(b)

First Eagle High Income Fund Class R4
October 31, 2022	$8.98	0.26	(1.20)	(0.94)	(0.30)	—	—	(0.30)	$7.74	(10.61)%		$10	2.36%		2.36%		3.14%		3.14%		28.00%
October 31, 2021	$8.72	0.29	0.26	0.55	(0.29)	—	—	(0.29)	$8.98	6.38%		$11	1.66%		1.59%		3.12%		3.19%		64.11%
October 31, 2020	$8.72	0.33	(0.01)	0.32	(0.32)	—	—	(0.32)	$8.72	3.81%		$10	1.84%		1.74%		3.74%		3.84%		55.38%
For The Period 7/29/19^-10/31/19	$8.78	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)	$8.72	0.24	%(b)	$10	1.70	%(c)	1.59	%(c)	3.43	%(c)	3.54	%(c)	24.19	%(b)

First Eagle High Income Fund Class R5
October 31, 2022	$8.98	0.36	(1.20)	(0.84)	(0.36)	—	—	(0.36)	$7.78	(9.50)%		$10	1.13%		1.12%		4.38%		4.38%		28.00%
October 31, 2021	$8.71	0.33	0.27	0.60	(0.33)	—	—	(0.33)	$8.98	7.01%		$11	1.20%		1.13%		3.58%		3.65%		64.11%
October 31, 2020	$8.71	0.37	0.00 **	0.37	(0.37)	—	—	(0.37)	$8.71	4.41%		$10	1.25%		1.15%		4.33%		4.43%		55.38%
For The Period 7/29/19^-10/31/19	$8.78	0.08	(0.07)	0.01	(0.08)	—	—	(0.08)	$8.71	0.11	%(b)	$10	1.59	%(c)	1.48	%(c)	3.54	%(c)	3.65	%(c)	24.19	%(b)

First Eagle High Income Fund Class R6
October 31, 2022	$8.98	0.39	(1.19)	(0.80)	(0.40)	—	—	(0.40)	$7.78	(9.16)%		$1,000	0.78%		0.78%		4.74%		4.74%		28.00%
October 31, 2021	$8.71	0.35	0.28	0.63	(0.36)	—	—	(0.36)	$8.98	7.34%		$1,066	0.92%		0.85%		3.87%		3.94%		64.11%
October 31, 2020	$8.71	0.39	(0.01)	0.38	(0.38)	—	—	(0.38)	$8.71	4.64%		$1,033	1.07%		0.97%		4.47%		4.57%		55.38%
October 31, 2019	$8.82	0.43	(0.11)	0.32	(0.43)	—	—	(0.43)	$8.71	3.75%		$1,907	1.02%		0.92%		4.78%		4.89%		24.19%
October 31, 2018	$9.04	0.49	(0.24)	0.25	(0.47)	—	—	(0.47)	$8.82	2.80%		$401	1.01%		0.93%		5.36%		5.44%		24.82%

First Eagle Rising Dividend Fund Class A
October 31, 2022	$29.80	0.16	(6.00)	(5.84)	(0.12)	(3.54)	—	(3.66)	$20.30	(21.94)%		$246,151	1.05%		0.90%		0.54%		0.69%		10.87%
October 31, 2021	$25.84	0.09	8.37	8.46	(0.06)	(4.44)	—	(4.50)	$29.80	36.58%		$235,888	1.04%		0.90%		0.20%		0.34%		40.70%
October 31, 2020	$26.45	0.01	(0.38)	(0.37)	(0.01)	(0.23)	—	(0.24)	$25.84	(1.43)%		$203,581	1.34%		1.28%		(0.04)%		0.02%		97.86%
October 31, 2019	$30.53	0.03	1.50	1.53	—	(5.61)	—	(5.61)	$26.45	7.58%		$273,446	1.38%		1.37%		0.11%		0.13%		26.42%
October 31, 2018	$38.18	0.08	(4.15)	(4.07)	—	(3.58)	—	(3.58)	$30.53	(11.84)%		$388,961	1.32%		1.32%		0.23%		0.23%		60.29%

First Eagle Rising Dividend Fund Class C
October 31, 2022	$20.00	(0.03)	(3.76)	(3.79)	(0.04)	(3.54)	—	(3.58)	$12.63	(22.50)%		$16,002	1.84%		1.65%		(0.36)%		(0.17)%		10.87%
October 31, 2021	$18.74	(0.07)	5.77	5.70	—	(4.44)	—	(4.44)	$20.00	35.52%		$37,722	1.79%		1.65%		(0.54)%		(0.40)%		40.70%
October 31, 2020	$19.37	(0.14)	(0.26)	(0.40)	—	(0.23)	—	(0.23)	$18.74	(2.12)%		$62,901	2.09%		2.03%		(0.79)%		(0.73)%		97.86%
October 31, 2019	$24.09	(0.12)	1.01	0.89	—	(5.61)	—	(5.61)	$19.37	6.77%		$115,146	2.12%		2.10%		(0.61)%		(0.60)%		26.42%
October 31, 2018	$31.08	(0.14)	(3.27)	(3.41)	—	(3.58)	—	(3.58)	$24.09	(12.48)%		$244,240	2.06%		2.06%		(0.51)%		(0.51)%		60.29%

First Eagle Rising Dividend Fund Class I
October 31, 2022	$31.17	0.21	(6.29)	(6.08)	(0.17)	(3.54)	—	(3.71)	$21.38	(21.71)%		$97,103	0.74%		0.65%		0.77%		0.86%		10.87%
October 31, 2021	$26.91	0.17	8.72	8.89	(0.19)	(4.44)	—	(4.63)	$31.17	36.88%		$162,113	0.70%		0.65%		0.53%		0.58%		40.70%
October 31, 2020	$27.54	0.09	(0.37)	(0.28)	(0.12)	(0.23)	—	(0.35)	$26.91	(1.09)%		$167,093	1.01%		0.96%		0.28%		0.33%		97.86%
October 31, 2019	$31.46	0.13	1.56	1.69	—	(5.61)	—	(5.61)	$27.54	7.88%		$384,510	1.05%		1.03%		0.45%		0.46%		26.42%
October 31, 2018	$39.15	0.21	(4.30)	(4.09)	(0.02)	(3.58)	—	(3.60)	$31.46	(11.53)%		$612,845	1.02%		1.02%		0.58%		0.58%		60.29%

202First Eagle Funds | Prospectus | March 1, 2023	First Eagle Funds | Prospectus | March 1, 2023203

First Eagle Funds

Financial Highlights

	Per share operating performance*													Ratio/Supplemental data

		Investment operations			Less dividends and distributions									Ratios to Average Net Assets of:

Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital		Total distributions	Net asset value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate

First Eagle Rising Dividend Fund Class R3
October 31, 2022	$30.97	0.13	(6.25)	(6.12)	(0.09)	(3.54)	—		(3.63)	$21.22	(22.01)%		$50	1.15%		1.00%		0.38%		0.54%		10.87%
October 31, 2021	$26.71	0.07	8.66	8.73	(0.03)	(4.44)	—		(4.47)	$30.97	36.40%		$64	1.12%		0.99%		0.12%		0.25%		40.70%
October 31, 2020	$27.37	(0.04)	(0.38)	(0.42)	(0.01)	(0.23)	—		(0.24)	$26.71	(1.56)%		$47	1.50%		1.44%		(0.20)%		(0.14)%		97.86%
October 31, 2019	$31.40	0.02	1.56	1.58	—	(5.61)	—		(5.61)	$27.37	7.48%		$48	1.44%		1.42%		0.04%		0.06%		26.42%
For The Period 5/01/18^-10/31/18	$35.19	0.14	(3.93)	(3.79)	—	—	—		—	$31.40	(10.74	)%(b)	$45	1.38	%(c)	1.38	%(c)	0.79	%(c)	0.79	%(c)	60.29	%(b)

First Eagle Rising Dividend Fund Class R4
October 31, 2022	$31.14	0.20	(6.30)	(6.10)	(0.15)	(3.54)	—		(3.69)	$21.35	(21.81)%		$30	1.04%		0.75%		0.56%		0.85%		10.87%
October 31, 2021	$26.85	0.14	8.72	8.86	(0.13)	(4.44)	—		(4.57)	$31.14	36.76%		$13	1.08%		0.75%		0.16%		0.49%		40.70%
October 31, 2020	$27.52	0.04	(0.40)	(0.36)	(0.08)	(0.23)	—		(0.31)	$26.85	(1.35)%		$10	1.36%		1.16%		(0.06)%		0.13%		97.86%
For The Period 7/29/19^-10/31/19	$28.16	(0.02)	(0.62)	(0.64)	—	—	—		—	$27.52	(2.27	)%(b)	$10	1.66	%(c)	1.62	%(c)	(0.25	)%(c)	(0.22	)%(c)	26.42	%(b)

First Eagle Rising Dividend Fund Class R5
October 31, 2022	$31.15	0.22	(6.30)	(6.08)	(0.17)	(3.54)	—		(3.71)	$21.36	(21.73)%		$10	1.31%		0.65%		0.22%		0.88%		10.87%
October 31, 2021	$26.88	0.17	8.72	8.89	(0.18)	(4.44)	—		(4.62)	$31.15	36.88%		$13	1.35%		0.65%		(0.11)%		0.59%		40.70%
October 31, 2020	$27.53	0.06	(0.39)	(0.33)	(0.09)	(0.23)	—		(0.32)	$26.88	(1.25)%		$10	1.26%		1.06%		0.04%		0.24%		97.86%
For The Period 7/29/19^-10/31/19	$28.16	(0.01)	(0.62)	(0.63)	—	—	—		—	$27.53	(2.24	)%(b)	$10	1.55	%(c)	1.51	%(c)	(0.14	)%(c)	(0.10	)%(c)	26.42	%(b)

First Eagle Rising Dividend Fund Class R6
October 31, 2022	$31.17	0.21	(6.30)	(6.09)	(0.17)	(3.54)	—		(3.71)	$21.37	(21.75)%		$5,206	0.69%		0.65%		0.84%		0.88%		10.87%
October 31, 2021	$26.92	0.17	8.74	8.91	(0.22)	(4.44)	—		(4.66)	$31.17	36.93%		$7,056	0.67%		0.65%		0.57%		0.59%		40.70%
October 31, 2020	$27.57	0.07	(0.37)	(0.30)	(0.12)	(0.23)	—		(0.35)	$26.92	(1.13)%		$5,471	1.00%		0.95%		0.20%		0.26%		97.86%
October 31, 2019	$31.46	0.09	1.63	1.72	—	(5.61)	—		(5.61)	$27.57	8.00%		$2,656	1.00%		0.99%		0.32%		0.32%		26.42%
October 31, 2018	$39.15	0.65	(4.73)	(4.08)	(0.03)	(3.58)	—		(3.61)	$31.46	(11.53)%		$4,362	0.98%		0.98%		1.85%		1.86%		60.29%

First Eagle Small Cap Opportunity Fund Class A
October 31, 2022	$9.76	(0.02)	(1.27)	(1.29)	—	—	—		—	$8.47	(13.22)%		$37,220	1.41%		1.25%		(0.42)%		(0.26)%		45.84%
For The Period 7/01/21^-10/31/21	$10.12	(0.02)	(0.34)	(0.36)	—	—	—		—	$9.76	(3.56	)%(b)	$10,060	1.95	%(c)	1.25	%(c)	(1.30	)%(c)	(0.60	)%(c)	13.63	%(b)

First Eagle Small Cap Opportunity Fund Class I
October 31, 2022	$9.77	0.00 **	(1.27)	(1.27)	—	—	—		—	$8.50	(13.00)%		$501,227	1.17%		1.00%		(0.16)%		0.01%		45.84%
For The Period 4/27/21^-10/31/21	$10.00	(0.02)	(0.02)	(0.04)	(0.00)**	(0.19)	(0.00	)**	(0.19)	$9.77	(0.47	)%(b)	$93,195	2.07	%(c)	1.00	%(c)	(1.37	)%(c)	(0.30	)%(c)	13.63	%(b)

First Eagle Small Cap Opportunity Fund Class R6
October 31, 2022	$9.77	0.00 **	(1.27)	(1.27)	—	—	—		—	$8.50	(13.00)%		$22,857	1.28%		1.00%		(0.23)%		0.04%		45.84%
For The Period 7/01/21^-10/31/21	$10.12	(0.01)	(0.34)	(0.35)	—	—	—		—	$9.77	(3.46	)%(b)	$1,236	1.98	%(c)	1.00	%(c)	(1.29	)%(c)	(0.31	)%(c)	13.63	%(b)

First Eagle U.S. Smid Cap Opportunity Fund Class A
For the Period 8/15/22^-10/31/22	$10.00	0.01	(1.04)	(1.03)	—	—	—		—	$8.97	(10.30	)%(b)	$49	57.34	%(c)	1.18	%(c)	(55.81	)%(c)	0.35	%(c)	4.00	%(b)

First Eagle U.S. Smid Cap Opportunity Fund Class I
For the Period 8/15/22^-10/31/22	$10.00	0.01	(1.03)	(1.02)	—	—	—		—	$8.98	(10.20	)%(b)	$1,046	46.97	%(c)	0.95	%(c)	(45.46	)%(c)	0.56	%(c)	4.00	%(b)

First Eagle U.S. Smid Cap Opportunity Fund Class R6
For the Period 8/15/22^-10/31/22	$10.00	0.01	(1.03)	(1.02)	—	—	—		—	$8.98	(10.20	)%(b)	$45	47.13	%(c)	0.94	%(c)	(45.59	)%(c)	0.60	%(c)	4.00	%(b)

First Eagle Real Assets Fund Class A***
For the Period 11/30/21^-10/31/22	$10.00	0.13	(0.56)	(0.43)	—	—	—		—	$9.57	(4.30	)%(b)	$1,286	5.23	%(c)	1.09	%(c)	(2.78	)%(c)	1.37	%(c)	12.37	%(b)

First Eagle Real Assets Fund Class I***
For the Period 11/30/21^-10/31/22	$10.00	0.15	(0.56)	(0.41)	—	—	—		—	$9.59	(4.10	)%(b)	$7,074	4.85	%(c)	0.85	%(c)	(2.34	)%(c)	1.65	%(c)	12.37	%(b)

First Eagle Real Assets Fund Class R6***
For the Period 11/30/21^-10/31/22	$10.00	0.15	(0.56)	(0.41)	—	—	—		—	$9.59	(4.10	)%(b)	$1,000	4.86	%(c)	0.85	%(c)	(2.38	)%(c)	1.63	%(c)	12.37	%(b)

^	Commencement of investment operations.
*	Per share amounts have been calculated using the average shares method.
**	Amount represents less than $0.01 per share.
***

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Global Real Assets Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd., and First Eagle Global Real Assets Cayman Fund, Ltd., respectively.

(a)

Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Income Fund, which has a sales charge of 4.50% and the maximum contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge for all Funds, except First Eagle Global Income Builder Fund and First Eagle High Income Fund. With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a CDSC of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(b)	Not Annualized.
(c)	Annualized.
(d)

Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Fund would have been 0.44, (0.15), 0.62, 0.00, 0.41, 0.80, and 0.67 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers income and net investment income including earnings credits and/or fee waivers ratios would have been 0.68%, (0.12)%, 0.93%, 0.00%, 0.66%, 1.01%, and 1.02% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(e)

Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Overseas Fund would have been 0.20, (0.03), 0.29, 0.22, 0.26, 0.25, and 0.35 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers income and net investment income including earnings credits and/or fee waivers ratios would have been 0.82%, 0.03%, 1.12%, 0.79%, 0.92%, 0.86%, and 1.28% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(f)

Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Income Builder Fund would have been 0.24, 0.13, 0.28, 0.23, 0.25, 0.24, and 0.29 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers ratios and net investment income including earnings credits and/or fee waivers would have been 1.85%, 1.06%, 2.08%, 1.70%, 1.86%, 1.85%, and 2.16% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(g)

Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Fund would have been 26.05%, 24.96%, 26.38%, 25.14%, 26.01%, 25.45%, and 26.48% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(h)

Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Overseas Fund would have been 16.90%, 15.94%, 17.24%, 16.80%, 17.14%, 16.99%, and 17.35% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(i)

Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Income Builder Fund would have been 21.09%, 20.21%, 21.44%, 20.94%, 21.16%, 21.07%, and 21.54% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

204First Eagle Funds | Prospectus | March 1, 2023	First Eagle Funds | Prospectus | March 1, 2023205

This Page Intentionally Left Blank

APPENDIX
Intermediary-Specific Front-End Sales Load and Waiver Terms

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund (typically meaning through FEF Distributors as a Fund’s principal underwriter) or through an authorized dealer or other financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

* * * * *

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

* * * * *

Shareholders purchasing Fund shares through a Merrill Lynch platform or account

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).
•	Shares purchased through a Merrill Lynch affiliated investment advisory program.
•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family.)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus.
•

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
•	Shares acquired through a right of reinstatement.
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).
•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

* * * * *

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

* * * * *

Shareholders purchasing Fund shares through a Raymond James & Associates, Inc. platform or account

Shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI. As used here, “Raymond James” refers to Raymond James & Associates, Inc., Raymond James Financial Services and Raymond James affiliates.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

* * * * *

Edward D. Jones & Co., L.P. (“Edward Jones”) Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of First Eagle Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of First Eagle Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward

Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

* * * * *

Front-end sales charge* waivers on Class A shares available at Janney Montgomery Scott LLC (“Janney”)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

* * * * *

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.
•	Shares purchased through an OPCO affiliated investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

•	Employees and registered representatives of OPCO or its affiliates and their family members.
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

* * * * *

Shareholders purchasing Fund shares through a Robert W. Baird & Co. (“Baird”) platform or account

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
•	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.
•

Shares purchased using the proceeds of redemptions from a First Eagle Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•

A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•	Shares bought due to returns of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus.
•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of First Eagle Funds assets held by accounts within the purchaser’s household at Baird. Eligible First Eagle Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of First Eagle Funds through Baird, over a 13-month period of time.

* * * * *

Shareholders purchasing Fund shares through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account

Shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A.

Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at D.A. Davidson: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* * * * *

Class A Sales Charge Waivers Available Only Through Specified Intermediaries (Certain Self-Directed Brokerage Programs)

As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. As of the date of this Appendix, the following intermediaries have entered into such an agreement:

•	Charles Schwab & Co, Inc.
•	E*Trade Securities LLC
•	JP Morgan Securities, Inc.
•	Morgan Stanley Smith Barney LLC
•	Merrill Lynch, Pierce, Fenner & Smith Inc.

Useful Shareholder Information

How to Obtain Our Shareholder Reports

You will be sent copies of the Funds’ annual and semi-annual reports on a regular basis, once you become a shareholder. Semi-annual and annual reports are also available upon request without charge by contacting First Eagle Funds. The annual reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. The annual reports also contain audited financial statements by the First Eagle Funds’ independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information is incorporated by reference in this Prospectus and includes additional information about the Funds. The SAI is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit the website (www.firsteagle.com/individuals-home). In addition, you may visit the Securities and Exchange Commission’s (“SEC’s”) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI, after paying a duplicating fee, by e-mailing: publicinfo@sec.gov.

Distributor FEF Distributors, LLC 1345 Avenue of the Americas New York, NY 10105	Investment Adviser First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105

How to Reach First Eagle Funds
Send all shareholder inquiries and requests for other information or transactions to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324
You may contact us by telephone at 800.334.2143

Investment Company Act File Number: 811-07762

First Eagle Investment Management, LLC 1345 Avenue of the Americas, New York, NY 10105-0048 800.334.2143 www.firsteagle.com/individuals-home

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Funds

First Eagle Global Fund
Class A – Ticker SGENX  Class C – Ticker FESGX  Class I – Ticker SGIIX  Class R3 – Ticker EARGX
Class R4 – Ticker EAGRX  Class R5 – Ticker FRGLX  Class R6 – Ticker FEGRX
First Eagle Overseas Fund
Class A – Ticker SGOVX  Class C – Ticker FESOX  Class I – Ticker SGOIX  Class R3 – Ticker EAROX
Class R4 – Ticker FIORX  Class R5 – Ticker FEROX  Class R6 – Ticker FEORX
First Eagle U.S. Value Fund
Class A – Ticker FEVAX  Class C – Ticker FEVCX  Class I – Ticker FEVIX  Class R3 – Ticker EARVX
Class R4 – Ticker FIVRX  Class R5 – Ticker FERVX  Class R6 – Ticker FEVRX
First Eagle Gold Fund
Class A – Ticker SGGDX  Class C – Ticker FEGOX  Class I – Ticker FEGIX  Class R3 – Ticker EAURX
Class R4 – Ticker FIURX  Class R5 – Ticker FERUX  Class R6 – Ticker FEURX
First Eagle Global Income Builder Fund
Class A – Ticker FEBAX  Class C – Ticker FEBCX  Class I – Ticker FEBIX  Class R3 – Ticker FBRRX
Class R4 – Ticker FIBRX  Class R5 – Ticker EABRX  Class R6 – Ticker FEBRX
First Eagle High Income Fund
Class A – Ticker FEHAX  Class C – Ticker FEHCX  Class I – Ticker FEHIX  Class R3 – Ticker EARHX
Class R4 – Ticker FIHRX  Class R5 – Ticker FERHX  Class R6 – Ticker FEHRX
First Eagle Rising Dividend Fund
Class A – Ticker FEFAX  Class C – Ticker FEAMX  Class I – Ticker FEAIX  Class R3 – Ticker EARFX
Class R4 – Ticker EAFRX  Class R5 – Ticker FERFX  Class R6 – Ticker FEFRX
First Eagle Small Cap Opportunity Fund
Class A – Ticker FESAX  Class I – Ticker FESCX  Class R6 – Ticker FESRX
First Eagle U.S. Smid Cap Opportunity Fund
Class A – Ticker FEMAX  Class I – Ticker FESMX  Class R6 – Ticker FEXRX

First Eagle Global Real Assets Fund
Class A – Ticker FERAX  Class I – Ticker FEREX  Class R6 – Ticker FERRX
March 1, 2023

1345 Avenue of the Americas
New York, NY 10105
800.334.2143

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser
FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund (formerly named First Eagle High Yield Fund), First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America), First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund, separate portfolios of First Eagle Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Trust dated March 1, 2023. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectuses of the Trust, copies of which can be obtained by calling the Trust at 800.334.2143 or by visiting www.firsteagle.com/individuals-home.

Certain disclosures, including the Funds’ financial statements and the notes thereto have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual reports, please call the Trust at 800.334.2143 or visit www.firsteagle.com/individuals-home.

ORGANIZATION OF THE FUNDS

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund (formerly named First Eagle High Yield Fund), First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America), First Eagle Small Cap Opportunity Fund, First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund (each individually referred to as a “Fund,” collectively, the “Funds” or, alternatively, the “Global Fund,” the “Overseas Fund,” the “U.S. Value Fund,” the “Gold Fund,” the “Global Income Builder Fund,” the “High Income Fund,” the “Rising Dividend Fund,” the “Small Cap Fund,” the “Smid Cap Fund” and the “Real Assets Fund” respectively) are separate portfolios of First Eagle Funds (the “Trust”) an open-end management investment company. The Global Fund, Overseas Fund, U.S. Value Fund, Global Income Builder Fund, High Income Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund are “diversified” within the meaning of Securities and Exchange Commission (the “SEC”) regulations. This generally means that these Funds may not, with respect to 75% of the value of their total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Trust is a Delaware statutory trust but is a successor business to a Maryland corporation organized in that state in 1993. Each Fund is a separate portfolio of assets and has a different investment objective, which it pursues through separate investment policies, as described below. The High Income Fund commenced operations in its present form on or about December 30, 2011 and, pursuant to a reorganization, is the successor to the Old Mutual High Yield Fund (the “Predecessor Fund”). The Trust’s investment adviser is First Eagle Investment Management, LLC (the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”), a privately owned holding company organized under the laws of Delaware.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Funds’ shareholders. The absence of a requirement that the Trust hold annual meetings of the Funds’ shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of a Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Funds.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Funds. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Funds, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the SEC has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the Funds’ investment objectives, policies and restrictions in each Prospectus. Under normal circumstances, each Fund may, but will not necessarily, employ the investment policies and techniques described further below.

Investment Objectives and Strategies of the Funds

Global Fund. The Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. In seeking to achieve this objective, the Fund will normally invest primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. However, the Fund reserves the right to invest a portion of its assets in other investments, including short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals, and fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. Under normal circumstances, the Global Fund anticipates it will allocate a substantial amount of its assets to foreign investments. That generally means that approximately 40% or more of the Global Fund’s net assets (plus any borrowings for investment purposes) will be allocated to foreign investments (unless market conditions are not deemed favorable by the Global Fund, in which case the Global Fund expects to invest at least 30% of its net assets (plus any borrowings for investment purposes) in foreign investments).

Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in equity securities of non-U.S. companies, the majority of which are traded in mature markets, and may invest in emerging markets, fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals. Under normal market conditions, the Overseas Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities.

U.S. Value Fund. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The Fund also may invest in gold and other precious metals, and futures contracts related to precious metals.

Gold Fund. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Many investors believe that, historically, a limited exposure to gold-related investments has provided some protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in gold and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines. The Fund also may invest in debt and equity instruments unrelated to the gold industry, other precious metals and futures contracts related to precious metals.

Global Income Builder Fund. The Global Income Builder Fund seeks current income generation and long-term growth of capital by investing in a range of asset classes, including dividend-paying equities and corporate and other fixed income instruments, including high-yield debt investment grade and sovereign debt, from markets in the United States and throughout the world. To pursue its investment objective, the Fund will normally invest 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities.

High Income Fund. The High Income Fund seeks to provide investors with a high level of current income. To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade securities (commonly referred to as “junk bonds”) and instruments. Such high yield instruments may include corporate bonds and loans, municipal bonds, and mortgage-backed and asset backed securities. The Fund may invest in, and count for purposes of this 80% allotment, unrated securities or other instruments deemed by the Adviser to be below investment grade.

Rising Dividend Fund. The Rising Dividend Fund seeks capital appreciation and current income by investing primarily in domestic stocks and, to a lesser extent, debt and foreign equity instruments. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in dividend paying equity securities where the dividends are expected to increase over time. Such investments include common stock, hybrid instruments such as preferred stock and convertible securities, and real estate investment trusts.

Small Cap Fund. The Small Cap Fund invests, under normal circumstances, in equity securities of small- and micro-cap companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities (e.g., common stocks, warrants and rights), including hybrid securities (e.g., preferred stocks and convertible securities), of small-cap companies. The Adviser defines small-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2000® Index. Within small-cap, the Adviser further defines micro-cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell Microcap® Index. Small-cap companies and micro-cap companies may have similar commercial characteristics (e.g., developing or marketing new products or services for which markets are not yet established). They differ, however, in the market value of their outstanding shares (i.e., market capitalization) with micro-cap companies having smaller market capitalizations than small-cap companies.

Potential investments that the Adviser considers to be opportunistic may include situations involving company turnarounds (e.g., a company that may be experiencing periods of poor financial or stock performance but may be exhibiting potential for financial recovery), emerging growth companies with interrupted earnings patterns (e.g., companies without a long or consistent history of earnings but that the Adviser believes have the potential for earnings growth), companies with unrecognized asset values, or undervalued growth companies (e.g., companies that have low multiples of price-to-book or price-to-sales ratios, or companies with securities that are trading at a price below what the Adviser believes the security is worth). In certain market environments, the Small Cap Fund may invest up to 10% of its net assets (plus any borrowings for investment purposes and measured at the time of investment) in securities of foreign issuers. The Small Cap Fund also may invest in securities of larger-cap companies (e.g., companies that have at the time of investment a market capitalization greater than that of the largest company in the Russell 2000® Index.

The Small Cap Fund may invest in other investment companies that invest in equity securities. The Small Cap Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Small Cap Fund’s portfolio.

Smid Cap Fund. The Smid Cap Fund invests, under normal circumstances, in equity securities of small- and mid-cap (“smid cap”) companies in an attempt to take advantage of what the Adviser believes are opportunistic situations for undervalued securities. Normally, the Smid Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities (e.g., common stocks, warrants, rights and preferred stocks) of U.S. smid cap companies. The Adviser defines smid cap companies as those that have at the time of investment a market capitalization not greater than that of the largest company in the Russell 2500™ Index. The strategy seeks to preserve flexibility to shift allocations among small- and mid-cap companies to invest where the Adviser believes the market offers the most appropriate risk-reward opportunities at any given time, within the above framework. As such, the Fund’s investments at any time may be more substantially allocated to small- or mid-cap companies.

Potential investments that the Adviser considers to be opportunistic may include situations involving company turnarounds (e.g., a company that may be experiencing periods of poor financial or stock performance but may be exhibiting potential for financial recovery), emerging growth companies with interrupted earnings patterns (e.g., companies without a long or consistent history of earnings but that the Adviser believes have the potential for earnings growth), companies with unrecognized asset values, or undervalued growth companies (e.g., companies that have low multiples of price-to-book or price-to-sales ratios, or companies with securities that are trading at a price below what the Adviser believes the security is worth). The Adviser also considers investments in companies that have the potential to benefit from a perceived catalyst for positive change, such as companies with new management, a more favorable business cycle, product innovation and/or margin improvement. In certain market environments, the Smid Cap Fund may invest up to 10% of its net assets (plus any borrowings for investment purposes and measured at the time of investment) in foreign investments (including ADR, GDRs and EDRs). The Smid Cap Fund also may invest in securities of larger-cap companies (e.g., companies that have at the time of investment a market capitalization greater than that of the largest company in the Russell 2500™ Index).

The Smid Cap Fund may invest in other investment companies (e.g., exchange-traded funds) that invest in equity securities of U.S. smid cap companies, which it will count towards its 80% policy to the extent the investment company has an investment policy to invest 80% or more of its assets in equity securities of U.S. smid cap companies. The Smid

Cap Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what the Adviser deems to be more promising opportunities, and/or manage cash levels in the Smid Cap Fund’s portfolio.

Real Assets Fund. The Real Assets Fund seeks long-term capital growth by investing at least 80% of its net assets (plus any borrowing for investment purposes) in a variety of assets believed by the Adviser to represent interests in “real assets” or “real asset” industries. “Real assets” include physical assets and assets that are otherwise recognized as stores of value, such as gold bullion or other precious metals, certain commodities and inflation-linked fixed income securities. “Real asset” industries are those that relate to ownership or production of such assets or products or services otherwise supporting such assets. These industries may include basic materials, industrials, chemicals, energy, infrastructure, real estate, and utilities, as well as related suppliers and similarly connected businesses.

Under normal circumstances, the Real Assets Fund anticipates it will allocate a portion of its assets to foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). The Real Assets Fund is not required to allocate its investments in any set percentages to any particular countries, but normally will invest in at least three countries (one of which may be the United States). The countries in which the Real Assets Fund may invest may include countries whose economies are still developing (sometimes called “emerging markets”). Through its investments in “real assets” or “real asset” industries, the Real Assets Fund will be invested in a number of different countries, which may include Canada, Japan and the United Kingdom.

The Funds have the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Funds.

Defensive Strategy Applicable to all Funds. Under a defensive strategy, the Funds may hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, a Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

There can be no assurance that a Fund’s stated objective will be realized.

Policies and Techniques Applicable to All Funds

The investment objective of each Fund describes its principal investment strategies.

For ease of reference, while the discussions below often refer to investments in “securities,” the Funds may invest in many types of assets that include commodities, bank loans, derivatives, etc. A discussion of the risks of particular types of “securities” therefore should be understood to refer to the risks of that type of investment more generally (e.g., foreign securities risks should be understood to describe risks of investing in non-U.S. markets generally, regardless of investment type, and illiquid securities should be understood to describe illiquid investments, as described in Rule 22e-4 under the 1940 Act).

Investment Policies, Techniques and Risks of the Funds

Arbitrage Transactions. A Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. A Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that a Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. A Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Unanticipated delays in an arbitrage transaction could cause a Fund to lose money.

Automobile Industry Risk. The automobile industry can be highly cyclical and companies in the sector may experience periodic losses. Companies in the automobile industry may be affected by labor relations and shortages, as well as changing component prices. Although many major automobile manufacturers are diversified and generally financially strong, other automobile companies are smaller and less diversified in terms of products and consumer base. Technological developments in the automobile industry (e.g., autonomous vehicles) may require companies expend a large amount of capital, with no guarantee of profits. Automobile companies are also subject to significant governmental regulation involving imports and exports of components, which may affect the profitability of such companies. Compliance with environmental laws and regulations also may negatively affect the value of automobile companies. The automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities.

Bank Obligations. A Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, a Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, a Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. (See “Loans” below.)

Borrowing. A Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. A Fund may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. A Fund may borrow from such banks as a temporary measure in exceptional circumstances (e.g., to facilitate the meeting of redemption requests and prevent the fund from being in an overdraft situation), but the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund may not pledge their assets to secure those borrowings. In accord with the borrowing rules under the 1940 Act, any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of a Fund’s assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. Notwithstanding all of the above, borrowings for each of Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Smid Cap Fund may not exceed 10% of its net assets at the time of borrowing. The Small Cap Fund’s borrowings may not exceed 5% of its total assets at the time of borrowing. In addition, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund and High Income Fund will not purchase securities while borrowings exceed 5% of the Fund’s total assets.

Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), which ended on December 31, 2020, certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”). The Agreement entered into force on May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the Agreement does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the UK’s future economic, trading and legal relationships with the EU and with other countries.

The impact of such events on the Funds is difficult to predict but they may adversely affect the return on the Funds and their investments. There may be detrimental implications for the value of the Funds’ investments, their ability to enter into transactions or to value or realize such investments or otherwise to implement their investment programs. It is possible that the Funds’ investments may need to be restructured to enable the Funds’ objectives to be pursued fully. This may increase costs or make it more difficult for the Funds to pursue their investment objectives.

Call Risk. Some debt and convertible securities in which a Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers may call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, a Fund would have to reinvest the proceeds from the called security at the current, lower rates or in securities with less favorable characteristics. In addition, a Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Commercial Paper. Commercial paper is issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. The Funds treat commercial paper purchased with 90 days or less to maturity as the equivalent to cash and do not count that paper toward a Fund’s “80% of net assets” test (those tests are listed above under “Investment Objectives, Policies and Restrictions”). Commercial paper purchased with longer maturities is treated as a short-term debt security, which may be eligible to apply toward the “80% of net assets” tests. Holding commercial paper of any maturity can have a material impact on a Fund’s returns as commercial paper generally carries both lower risk and lower returns relative to equity securities and other types of debt instruments.

Commodities and Commodity Contracts. Each Fund, other than the Rising Dividend Fund and Small Cap Fund, may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Each Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies. The Rising Dividend Fund may not buy or sell commodities or commodity contracts except that the Fund may purchase or sell commodity futures contracts to establish bona fide hedge transactions and may purchase and sell ETFs and their instruments linked to or tracking the performance of commodities. The Small Cap Fund may not purchase or sell commodities or commodity contracts, except that it may sell commodities received by it as distributions on portfolio investments.

Communication Services Sector Risk. Companies in the communication services sector may be dominated by a small number of companies which may lead to additional volatility. These companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances, social media trends and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. To the extent a Fund makes significant investments in the consumer discretionary sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk. To the extent a Fund makes significant investments in the consumer staples sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. The securities of companies in the consumer staples sector are susceptible to many risks due to their historic link to the performance of the economy as a whole. Specific risks to this sector may include changes to disposable income, product marketing, changing consumer tastes and trends, and industry competition. The consumer staples industry depends on the supply of, demand for and prices of commodities and raw materials. Any volatility in those sectors may have a negative effect on the consumer staples sector. Additionally, the performance of food, beverage, household good and consumer good companies may be greatly affected by unpredictable factors, such as consumer tastes and general societal trends.

Covered Option Writing. A Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid short-term obligations in an account with its custodian). A put option is “covered” if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in an account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in an account with its custodian. Alternatively, a call or put option is covered if the Fund “earmarks” or otherwise records on its books the designation of such liquid assets as collateral. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period. Other “coverage” arrangements also may be used as permitted by applicable law.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by each Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the respective Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline of value of a security.

Currency Exchange Transactions. A Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated. At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Cyber Security and Information Technology Risk. The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or their Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to violations of applicable privacy and other laws, regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Funds’ service providers may adversely affect the Funds and their shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks also may affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund also may incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber attacks or information security breaches in the future.

Defaulted Securities. A Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

Derivative Transactions. A Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Derivatives may involve fees, commissions, or other costs that may reduce a Fund’s gains or exacerbate losses from the derivatives.

A Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, a Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will typically enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Dividend Risk. Changes in the dividend policies of companies that may pay dividends and the capital resources available for such companies’ dividend payments may affect a Fund. An issuer of stock held by a Fund may choose not to declare a dividend. If declared, the dividend rate might not remain at current levels or increase over time. Dividend paying securities might not experience the same level of earnings growth or capital appreciation as non-dividend paying securities. Securities that pay dividends may be sensitive to changes in interest rates and, as interest rates rise or fall, the prices of such securities may fall. This risk may be greater in a period of low interest rates. Dividend paying securities may behave differently than other types of investments. For example, a Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. Depending upon market conditions, dividend paying stocks that meet the Fund’s investment criteria may not be widely available, or may be highly concentrated in only a few market sectors. This may increase the volatility of the Fund’s returns and may limit the ability of the Fund to produce current income. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. As a group, securities that pay dividends may fall out of favor with investors and underperform companies that do not pay dividends. High-dividend stocks may not experience high earnings growth or capital appreciation.

Energy Risk. Energy companies in which a Fund may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production of efficient use of energy and other natural resources, or the furnishing of related supplies and/or services. Companies in the energy industry may be significantly affected by volatile energy prices and supply and demand of energy fuels, conservation efforts, energy exploration and production, government regulation, weather or natural disasters and global events. Energy companies also may operate in, or do business in, countries with less developed regulatory regimes or countries with a history of expropriation, nationalization or other adverse policies. Because of this, the securities of energy companies can be very volatile. Energy companies also may have high levels of debt, making them more likely to restructure their businesses if there are market downturns in the energy sector or in the market as a whole.

Environmental and Climate Risks. Assets of companies in which a Fund may invest may be affected by environmental conditions and climate change patterns. Certain geographic regions may be exposed to adverse weather conditions, including natural disasters and extreme weather events such as hurricanes, earthquakes, wildfires, droughts, heat waves and rising sea levels. These disasters, and the resulting damage, may have a severe and negative effect on the investments of a Fund. Extreme weather patterns also may have a negative impact on issuers in the agricultural, commodity and natural resources sector.

Climate change may increase the frequency and intensity of extreme weather conditions, which may result in significant economic disruption. The future of climate change is challenging to anticipate, but may include fluctuation in demand for certain goods and resources, supply chain disruption, increased regulations, changes in property values and availability of natural resources.

Equity Investments. Equity securities may include common stock, shares of exchange-traded funds that pursue principal investment strategies that invest in equity securities (see also the discussion under “Investment in Other Investment Companies”) private investments in public equities (PIPEs) (see also the discussion under “Securities Issued in PIPE Transactions”), depositary receipts (see also the discussion under “Foreign Investments”), warrants, rights and hybrid securities (see also the discussion under “Hybrid Investments”), and real estate investment trusts (see also the discussion under “Real Estate and Real Estate Investment Trusts”). Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. An individual security may be more volatile, and may perform differently, than the market as a whole.

Warrants or rights may be acquired by a Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because their value is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that values do not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants and rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. The Rising Dividend Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

Equity-Swap Contracts. A Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

A Fund also may enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. In certain circumstances swap collateral also may be exposed.

Exchange-Traded Funds (“ETFs”). A Fund may invest in ETFs. ETFs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because many ETFs are passively managed, could expose investors in ETFs to unknown risks.

Financials Sector Risk. To the extent a Fund makes significant investments in the financials sector, the Fund may be more susceptible to the particular risks that may affect companies in the financials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business, or political developments could affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Foreign Investments. A Fund may (and the Global Fund, Overseas Fund, Gold Fund, Global Income Builder Fund, High Income Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund generally will) invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund, Overseas Fund, Gold Fund, Global Income Builder Fund, High Income Fund, Small Cap Fund and Real Assets Fund. The Funds may invest in securities of foreign issuers directly or in the form of ADRs, GDRs, EDRs, or other securities representing underlying shares of foreign issuers as alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted, and there may be imperfect correlation between the market value of depositary receipts and the underlying foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. A Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. The Global Income Builder Fund, High Income Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund may invest more than 5% of their total assets in unsponsored ADRs.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities or other investment products; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; less developed or less efficient trading markets; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of a Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Funds generally seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or protectionist trade policies, or other adverse political, social or diplomatic developments that could affect investment in these nations. These risks may be more pronounced with respect to investments in emerging markets, as described below. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

To the extent a Fund invests in emerging market securities, the Fund may be exposed to risks related, but not limited to: (i) lack of liquidity, market manipulation concerns, limited reliable access to capital, political risk, and foreign investment structures; (ii) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which could impede the Adviser’s ability to evaluate local companies or impact a Fund’s performance; or (iii) limitations on the rights and remedies available to a Fund, individually or in combination with other shareholders, against portfolio companies. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline.

Investing in a Fund can be an efficient way for an individual to participate in foreign markets, but the cost of investing in foreign markets is higher than the cost of investing in U.S. markets and the expenses of Funds that invest in foreign securities or other markets, including advisory and custody fees, are higher than the expenses of many mutual funds that invest only in domestic equities.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on its assessment of the investment’s “country of risk.” The location of commercial paper is determined by the location of the guarantor in the first instance and then “country of risk” as needed. “Country of risk” is based on a multi-factor country of risk assessment determined by the Adviser, including factors such as an issuer’s country of domicile, and the country of the stock exchange on which it trades, among others.

Forward-Settled, When-Issued or Delayed-Delivery Securities. A Fund may purchase securities on a “forward-settled,” “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Any borrowing by a Fund, may increase net asset value fluctuation. Forward-settled, when-issued or delayed-delivery securities are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.

Securities purchased on a forward-settled, when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in forward-settled, when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a forward-settled, when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired forward-settled, when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Futures and Options on Futures. A Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts also may be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. Each Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

A Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “Commodity Exchange Act”), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of any Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of any Fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect a Fund.

Gold and other Precious Metals. The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. Other Funds also may invest in assets of this nature, including ETFs that hold gold or track the price of gold and other precious-metal related issues (e.g., silver). Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Accordingly, the value of a Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, a Fund (other than the Rising Dividend Fund and Small Cap Fund) also may invest directly in precious metals (such as gold, silver, platinum and palladium bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Funds’ Prospectuses. Moreover, the risks of investing in other precious metals are similar to gold but are not the same. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a unit of value basis. Moreover, holding precious metals, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. The income derived from trading in precious metals and certain contracts and derivatives relating to precious metals must be closely monitored to avoid potentially negative tax consequences.

A Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed and operated by the Fund to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities). The Funds which currently utilize wholly-owned subsidiaries are the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund.

Although the Funds have contractual protections with respect to the credit risk of their custodian, precious metals held in physical form (even in a separate account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if precious metals in the future were held in book account, it would involve risks of the credit of the party holding the precious metal.

Health Care Sector Risk. To the extent a Fund makes significant investments in the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of its: (1) yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (2) worth if converted into the underlying common stock. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller companies whose stock prices may be more volatile than larger companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument (see also the discussion under “Call Risk”). If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

The market value of all securities, including equity and hybrid securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Industrials Sector Risk. To the extent a Fund makes significant investments in the industrials sector, the Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance; and therefore, investment in such companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to certain types of assets or investments held by a Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically (and often at different rates in different countries) as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to investors. Although certain types of assets in which a Fund may invest may to a certain extent provide a measure of protection against inflation, it is possible it will not do so to the extent intended. There is no guarantee that any asset class will perform better than, for example, a broader equity portfolio during times of rising or high inflation. A Fund’s investments may be adversely affected during periods of deflation when asset prices decrease over time across the economy. Deflation may have an adverse effect on investment prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into an inflationary or deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Inflation-Linked Fixed Income Securities. A Fund may (and the Real Assets Fund generally will) invest in inflation-linked fixed income securities. Inflation-linked fixed income securities are securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed fixed income securities will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked fixed income securities that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such fixed income securities also may be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked fixed income securities issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked fixed income securities typically have lower yields than conventional fixed-rate fixed income securities. In addition, inflation-linked fixed income securities also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked fixed income securities would likely decline, resulting in losses to the Fund.

Information Technology Sector Risk. To the extent a Fund makes significant investments in the information technology sector, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Information technology companies tend to significantly rely on technological events or advances in their product development, production, or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation, and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Infrastructure Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of U.S. financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Interest Rate Risk. Fluctuations in interest rates will affect the values of each Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Thus, a Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The link between interest rates and debt securities tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Investment in Other Investment Companies. A Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. A Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds and Other Unregistered Pooled Investment Vehicles”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs (as described above), subject to specialized SEC “exemptive orders” applicable to certain ETFs or rules under the Investment Company Act. Subject to certain conditions, Rule 12d1-4 under the 1940 Act permits a Fund relying on the rule to invest in other investment companies, including ETFs, in excess of the limits described above.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Funds’ investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of these Funds would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, each of these Funds would continue to pay its own advisory fees and other expenses. To the extent a Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

Investments through Subsidiaries. A Fund (currently the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund) may make investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. In particular, the Global Fund invests in certain precious metals and related contracts through the First Eagle Global Cayman Fund, Ltd. The Global Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 9.39% of the Global Fund’s net assets as of October 31, 2022. The Overseas Fund invests in certain precious metals and related contracts through the First Eagle Overseas Cayman Fund, Ltd. The Overseas Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 7.68% of the Overseas Fund’s net assets as of October 31, 2022. The U.S. Value Fund invests in certain precious metals and related contracts through the First Eagle U.S. Value Cayman Fund, Ltd. The U.S. Value Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 10.39% of the U.S. Value Fund’s net assets as of October 31, 2022. The Gold Fund invests in certain precious metals and related contracts through First Eagle Gold Cayman Fund, Ltd. The Gold Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 20.93% of the Gold Fund’s net assets as of October 31, 2022. The Real Assets Fund invests in certain precious metals and related futures, commodities-related derivatives contracts and direct commodity ETFs through First Eagle Global Real Assets Cayman Fund, Ltd. The Real Assets Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 10.22% of the Real Assets Fund’s net assets as of October 31, 2022.

Each Subsidiary is a wholly-owned and controlled subsidiary of the relevant Fund, organized under the laws of the Cayman Islands as an exempted company. The Adviser also serves as the investment adviser to the Subsidiary and complies with the provisions of the 1940 Act relating to advisory contracts as if it were an investment adviser under Section 2(a)(20) of the 1940 Act. Generally, a Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts). A Fund will invest in its Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and related instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the relevant Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the relevant Fund. Compliance with the relevant Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiaries will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The relevant Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. By investing in a Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

Large Redemptions; New Fund Risks; Fund Liquidations. If one or more investors in a Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in a Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in a Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer Funds or when a significant investor purchases, redeems or owns a substantial portion of a Fund’s shares. Because large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, each Fund also reserves the right to redeem in-kind, subject to certain conditions. Funds that are new or that do not have considerable operating history also face greater risks that their investment strategies may not be successful, because the Fund may launch at an inopportune time or for other reasons. New Funds may not attract sufficient assets to achieve investment, trading or other efficiencies. In general, a Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in disposition of assets and acceleration of taxable capital gains or realization of losses. From time to time, the Adviser or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale and may be withdrawn, in whole or in part, at such time as the Adviser or its affiliates determine to be appropriate. The Adviser and its affiliates may, from time to time, hedge some or all of the investment exposure of the seed capital invested in the Fund.

Lending of Securities. A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. A Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the 1940 Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower. None of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund or Real Assets Fund have a current intention of lending their portfolio securities.

LIBOR. The London Interbank Offered Rate, or “LIBOR,” has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and also may affect the Fund’s operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the “FCA”), which is the regulator of the LIBOR administrator, announced that LIBOR settings will be discontinued or cease to be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and was December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, many existing LIBOR contracts will transition to another benchmark after June 30, 2023 or, in some cases, have since December 31, 2021. There is no assurance that LIBOR will continue to be published until any particular date or in any particular form. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021 and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner.

For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the “ARRC”) convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate (“SOFR”) plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Moreover, the discontinuation of LIBOR may adversely affect the value, liquidity and volatility of a broad array of financial instruments, which may adversely affect the Fund’s performance or net asset values. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

In the United States, there have been legislative efforts to address certain aspects of the LIBOR discontinuation. A New York Law, in effect since April 6, 2021, addresses a broad range of New York law-governed obligations (referred to in the law as contracts, securities and instruments) that have interest rates or dividend rates determined by reference to U.S. dollar LIBOR. The law applies to an obligation of that kind if it (i) has no “fallback” rate provisions or (ii) has certain “fallback” rate provisions but such provisions, in effect, will not operate as intended once U.S. dollar LIBOR is discontinued. The law provides for, among other things, two basic adjustments to such obligations (to take effect when U.S. dollar LIBOR is discontinued). One adjustment results in automatic replacement of U.S. dollar LIBOR by SOFR. The other adjustment applies to an obligation that has a “determining person” (generally, a trustee, a calculation agent or a person acting in a similar capacity), and it results in replacement of U.S. dollar LIBOR by the recommended benchmark replacement, as selected by the determining person. Proposed federal legislation, if enacted as proposed, would have a similar effect; as proposed, the legislation would likely preempt any similar state LIBOR law, including the New York law.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event a Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by a Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if a Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Furthermore, if persons associated with a company in which any of the Funds invested engages in such violations, that Fund could be exposed to losses.

Loans. A Fund (other than the Rising Dividend Fund, Small Cap Fund and Smid Cap Fund) may purchase or sell and, in the case of the Global Income Builder Fund and the High Income Fund make, loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Funds to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent a Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Corporate loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Bank loans in which a Fund may invest include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. These investments potentially expose a Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. While the Funds maintain access to a line of credit with a financial institution for short-term credit needs, the sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by a Fund or held in a Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price a Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect a Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing a Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in a Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to a Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Lower-Rated Debt Instruments. A Fund may, and High Income Fund generally will, invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities or other instruments in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities or other instruments below investment grade or unrated securities or other instruments considered by the Adviser to be of comparable credit quality. Each of the Rising Dividend Fund, Small Cap Fund and Smid Cap Fund has no current intention of investing more than 5% of its net assets in high yield bonds. The Adviser also may use internal ratings on unrated securities. The High Income Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in high yield, below investment-grade securities and instruments. Such high yield instruments may include corporate bonds and loans, municipal bonds and mortgage-backed and asset backed securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling and valuing its portfolio securities. (See “Computation of Net Asset Value”). Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Market Liquidity and Counterparty Credit Risks. While each Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), a Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Among other effects, the turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of a Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when a Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Market Risk and Turmoil. The Funds are subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of a Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk also may come from, among other things, increased political tension on the international stage, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia, Eurasia and elsewhere. Similarly, environmental and public health risks, such as natural disasters, pandemics or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In addition, the expanded influence of social media platforms on the market, combined with the access to low cost retail brokerage, can exacerbate the volatility of particular instruments.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. A Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on a Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect a Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of a Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause a Fund to suffer substantial losses and/or implement measures that adversely affect a Fund. Changes in the value of securities may be temporary or may last for extended periods.

Master Limited Partnerships. A Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. A Fund will not be able to claim a deduction of up to 20% of “qualified publicly traded partnership income” generally available to non-corporate shareholders in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests. Absent any additional guidance, the law also does not allow non-corporate shareholders to claim a deduction in respect of Fund dividends attributable to any such income.

Materials Sector Risk. To the extent a Fund makes significant investments in the materials sector, the Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes, or fires in prime natural resource areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.

Mortgage- and Asset-Backed Securities. Mortgage-backed securities, including residential and commercial mortgage-backed securities, represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline (see “Prepayment Risk” below). When interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Fund that holds mortgage-backed securities to potentially exhibit additional volatility. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of debt securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are also subject to the risk of prepayment (see “Prepayment Risk” below) and to extension risk. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Municipal Bonds. Government obligations in which a Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Natural Resources Risk. A Fund’s investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. A Fund that invests significantly in natural resources securities is subject to the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject also may affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions also may affect the demand for natural resources. A downturn in the energy and natural resources industries would have a larger impact on a Fund than on an investment company that does not concentrate in such companies. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Oil and Gas Investments. A Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in a Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Options on Market Indices. A Fund may write call options on broadly based stock and bond market indices only if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When a Fund writes a call option on a broadly based market index, it will generally put into an account or in escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures. Other “coverage” arrangements also may be used as permitted by applicable law.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. A Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting a Fund’s investment risk and augmenting its investment return. However, the amount (if any) of a Fund’s assets that will be involved in options transactions is anticipated to be small relative to such Fund’s total assets. Accordingly, it is expected that only a relatively small portion of a Fund’s investment return will be attributable to transactions in options on securities and on stock indices. A Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund ultimately intends to buy. Hedge protection is provided during the life of the call because a Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when a Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Funds, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund’s ability to purchase or sell options on particular securities and on stock indices.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the returns to any Fund invested in mortgage-backed securities. Decreases in market interest rates also may result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Conversely, rising market interest rates generally result in slower payoffs, which effectively increases the duration of certain debts, heightening interest rate risk and increasing the magnitude of any resulting price declines. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell. (See “Mortgage- and Asset-Backed Securities” above.)

Private Investment Funds and Other Unregistered Pooled Investment Vehicles. A Fund may invest in private investment funds or other unregistered pooled investment vehicles. Such vehicles are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds or other unregistered pooled investment vehicles typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund or other unregistered pooled investment vehicle. In addition, a Fund may not be able to withdraw an investment in a private investment fund or other unregistered pooled investment vehicle except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund or other unregistered pooled investment vehicle as soon as desired, especially during periods of volatility in markets in which such a private investment fund or other unregistered pooled investment vehicle invests. Investments in private investment funds or other unregistered pooled investment vehicles may be subject to each Fund’s limitations on investments in “illiquid securities,” as described above. To the extent a Fund invests in private investment funds other unregistered pooled investment vehicles, its performance will be affected by the performance of those private investment funds other unregistered pooled investment vehicles.

Real Assets Companies Risk. A Fund may (and the Real Assets Fund generally will) invest in companies operating in various industries related to real assets. To the extent there is a downturn in one or more of these industries, there would be a larger impact on a Fund than if a Fund’s portfolio were more broadly diversified. Factors that may affect these industries include, but are not limited to, government regulation or deregulation, energy conservation and supply/demand, raw material prices, commodities regulation, cost of transport, cost of labor, interest rates, and broad economic developments such as growth or contraction in different markets, currency valuation changes and central bank movements.

Real Estate and Real Estate Investment Trusts. A Fund may invest in both real estate and real estate investment trusts (“REITs”) (but subject to limits on direct real estate investing by the Funds as set out in the Funds’ fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not subject to U.S. federal tax on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986 as amended (the “Code”). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Funds’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the healthcare industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Recent Market Conditions and Events. There have been multiple periods in recent decades of high levels of stress and volatility in financial markets. While stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, periods of market volatility, restrictive credit conditions, lack of confidence in key market participants, and broadly negative sentiment, sometimes limited to a particular sector or a geography, continue to recur. Political changes, trade policies and trade disputes (including sanctions), tax and budget policies, debt disputes, geopolitical developments, environmental and public health events, and central bank actions (including withdrawals, or “tapering,” of market support and changes in interest rate targets) have all at times represented sources of stress and instability in world economies and markets. For example, Russia’s military campaign in Ukraine resulted in broad-based sanctions by the U.S. and other countries and rapid price movements in sectors (such as energy) where Russian companies are important market participants, with related impacts both globally and regionally. Also for example, the COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Repurchase Agreements. A Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code.

Responsible Investing. None of the Funds currently follow a specific environmental, social and governance (“ESG”) strategy. The Adviser’s investment teams seek to integrate ESG factors into their investment processes where ESG factors present financially material risks and/or opportunities in investments that could significantly impact the long-term value of a business. While each investment team’s specific implementation of ESG integration will continue to develop and evolve, the Adviser maintains a consistent belief that, when assessing a company, discussions with management, including discussions that sometimes relate to ESG -can lead the investment teams to make better-informed investment decisions and add value for the Funds in a manner consistent with fiduciary responsibility and investment objectives.

As part of the Adviser’s investment teams’ general diligence when analyzing a company, the investment teams typically seek to identify financially material risks, including those that may be related to ESG issues that are relevant to the value of the business. The investment teams do not rely upon exclusionary screens when evaluating potential investments for the Funds, but rather take a holistic approach to assessing a company’s long-term value, in part by taking ESG factors into account to the extent that the investment team believes they could materially impact the value of a business over the intended time period or the team’s investment thesis. The Adviser’s investment teams take this approach in the belief that ESG factors are diverse, complex and dynamic, and vary across a wide range of considerations, such as those specific to a particular company, issuance of securities, sector, management team, or geography. Each investment team has discretion over the approach it takes to incorporating ESG factors into its investment processes, if at all, consistent with the descriptions of an individual Fund’s investment objective, strategies and policies. These approaches can vary across different Funds managed by an individual team and are subject to change over time.

There are no restrictions on the investment universe of the Funds by reference to ESG factors. The relevance that ESG factors are given, if any, overall or individually, for a particular decision is dependent on the investment team’s assessment of their financial materiality and relevance to that investment decision, and, accordingly, ESG factors are not identified for each investment. The Adviser can and does invest in companies where there are compelling financial reasons to do so even if there is a financially material ESG risk. There also is no guarantee that the investment teams’ investment decision-making processes will mitigate or prevent market risks within a Fund’s portfolio (including, for example, risks associated with a company’s responses or non-responses to environmental, social or governance conditions, difficulties in identifying, measuring and understanding those conditions and related impacts on the company).

Restricted and Illiquid Instruments. Each Fund may invest up to 15% of its net assets in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (generally as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Unanticipated episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit a Fund’s ability to pay redemptions. To meet redemption requests during periods of illiquidity, a Fund may be forced to sell securities at an unfavorable time and/or unfavorable conditions.

A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors. In making this determination, which would be made only if consistent with the liquidity risk management program described above, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of the security. Investing in Rule 144A (or similarly restricted) securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if other qualified buyers are unwilling to purchase such securities.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. The High Income Fund, which will invest primarily in lower-quality debt securities, will be subject to greater liquidity risk than would an investment fund investing in higher rated securities. While no risk management program can be fail-safe, in accordance with Rule 22e-4 under the Investment Company Act the Funds have adopted and implemented a written liquidity risk management program, under the supervision of the Board of Trustees of the Trust, that is believed to be reasonably designed to assess and manage the Funds’ liquidity risk.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The Rising Dividend Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

The Rising Dividend Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The Rising Dividend Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

Securities Issued in PIPE Transactions. A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Short Sales. Each Fund (except the Global Fund, Small Cap Fund and Smid Cap Fund) may engage in short sales, but the Overseas Fund, Gold Fund, U.S. Value Fund and Real Assets Fund may only short “against the box” (meaning they must own the security to be sold short). In doing so, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security (though shorting “against the box” effectively limits loss to the amount paid for the security). Thus, securities sold short may have unlimited risk. At all times when a Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short. In addition, because U.S. market regulations prohibit “naked” short selling, a Fund must, at the time of the shorting transaction, be able to “locate” and have access to the security being shorted as what is referred to as “cover” for the transaction. Failure to complete or maintain a “locate” would mean that a desired shorting transaction could not be entered into or, if open, maintained. The prospect of such a forced close of the position can cause a Fund to incur expense or loss. Shorting of illiquid securities increases this risk.

SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Sovereign Debt. A Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Structured Notes. A Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In the case of the Global Fund and U.S. Value Fund, these investments are limited to 5% of the Fund’s assets. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument. (See “Tax Status”).

Substantial Ownership Positions. A Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, a Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of a Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, a Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of a Fund’s positions, may be difficult to anticipate and the possibility of successful claims against a Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

Telecommunications Industry Risk. Companies in the telecommunications industry include both companies that develop, manufacture or sell communications services and/or equipment or provide communications services, such as cable television, satellite tv, radio, or telephone. These companies are subject to the risk of government regulation and scrutiny, including regarding the prices charged to consumers, as well as the services that they may provide. These companies are also subject to the risk of rapid obsolescence due to changing consumer preferences, industry competition and technological innovation.

Trade Claims. A Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid. Investing in trade claims exposes a Fund to various risks similar to those borne by a creditor. Investments in trade claims are also less liquid than investments in publicly traded securities, and there is no guarantee that the debtor will be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy or reorganization proceeding. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased. Trade claims may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. Government Securities. Among the types of fixed income securities in which a Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although a Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While these entities remain to date under the conservatorship of the FHFA, long-term, continued operation in government-run conservatorships is not sustainable. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone. In recent periods, the values of U.S. government securities have been affected substantially by increased demand. Increases (or decreases) in demand of such securities may occur at any time and may result in increased volatility in the values of those securities.

Utilities Industry Risk. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Value Investment Strategy. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, a Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Change of Investment Objective

The investment objective of each Fund (other than the Global Fund) is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval. Shareholder approval also is required to change any Fund’s policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the 1940 Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Portions of the Funds’ fundamental investment restrictions provide the Funds with flexibility to change their limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Investment Restrictions of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

1.

(Global Fund, Overseas Fund and U.S. Value Fund) — With respect to 75% of the value of a Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund’s net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.	(Gold Fund) — Change its sub-classification under the Investment Company Act from non-diversified to diversified;
4.

(Overseas Fund and Gold Fund) — Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

5.

(Global Fund and U.S. Value Fund) — Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities;

6.

(Global Fund and U.S. Value Fund) — Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the SEC;

7.	Make loans, but this restriction shall not prevent a Fund from

(a) buying a part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions;

(b) lending portfolio securities*, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); and

(c) purchasing or selling loans or other direct debt instruments, including loan participations;
8.

(Overseas Fund and Gold Fund) — Underwrite the distribution of securities of other issuers; however, a Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

9.

(Global Fund and U.S. Value Fund) — Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

10.

(Overseas Fund and Gold Fund) — Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

11.

(Global Fund and U.S. Value Fund) — Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund’s portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.) Notwithstanding the foregoing, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;

12.

(Overseas Fund and Gold Fund) — Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

13.	(Overseas Fund and Gold Fund) — Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and
14.	Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.

Restrictions 1 through 14 above (except the portions in parentheses) are treated as “fundamental.” In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

a.	(Global Fund and U.S. Value Fund) — Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;
b.

(Overseas Fund and Gold Fund) — Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration or development;

* The Funds have no present intention of lending their portfolio securities.

c.

(Global Fund and U.S. Value Fund) — Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production, exploration or transmission of oil, gas or other minerals;

d.

(Overseas Fund and Gold Fund) — Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

e.

(Global Fund and U.S. Value Fund) — Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund’s net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund’s net assets would be invested in such unattached, unlisted warrants;

f.	(Overseas Fund and Gold Fund) — Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings and investments or in connection with short sales; and
g.

(Global Fund and U.S. Value Fund) — Purchase certificates of deposit except to the extent deemed appropriate for short-term investment purposes or as a defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of the Overseas Fund, such purchase will not result in a Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Bank custodians of mutual fund assets typically provide short-term credits to settle and clear fund transactions and then can request repayment by selling fund assets as needed. The Funds do not interpret their limitation on secured borrowings (in fundamental restriction 2 above) to restrict these customary and ordinary course trade settlement practices or other borrowings from the custodian or its affiliates that may give rise to claims on Fund assets under contractual or common law terms distinct from the granting of a security interest. Nor is the customary posting of collateral in connection with a currency or derivatives transaction generally considered a form of secured borrowing for this purpose.

The Funds do not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 2 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

Investment Restrictions of the Global Income Builder Fund

The following investment restrictions are fundamental policies of the Global Income Builder Fund. The Global Income Builder Fund may not:

1.	Issue senior securities other than to evidence borrowings or short sales as permitted;
2.

Borrow money except the Fund may borrow, (i) from banks to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
4.	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities;
5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.

Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities, and (iii) acquire debt securities;

8.	Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions or otherwise permitted under the 1940 Act.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. Each of these operate as explanations or interpretations of a fundamental policy of the Global Income Builder Fund. The Global Income Builder Fund may not:

a.

With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Global Income Builder Fund’s total assets would be invested in the securities of that issuer, or (ii) the Global Income Builder Fund would hold more than 10% of the outstanding voting securities of that issuer.

b.

Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Global Income Builder Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Global Income Builder Fund may not purchase additional securities when borrowings exceed 5% of its total assets.

c.	Lend more than 33 1/3% of its total assets.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 1 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

Investment Restrictions of the High Income Fund

The following investment restrictions are fundamental policies of the High Income Fund. The High Income Fund may not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;
2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the High Income Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the High Income Fund may be considered to be an underwriter under the 1933 Act;

4.

Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the High Income Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations;

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the High Income Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

6.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or as otherwise discussed below. This restriction does not prevent the High Income Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act. Nor does this restriction prevent the High Income Fund from purchasing or selling precious metals directly or purchasing or selling precious metal commodity contracts or options on such contracts; and

7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the High Income Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. Each of these operate as explanations or interpretations of a fundamental policy of the High Income Fund. The High Income Fund may not:

a.

With respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the High Income Fund’s total assets would be invested in the securities of that issuer, or (ii) the High Income Fund would hold more than 10% of the outstanding voting securities of that issuer;

b.

Borrow money in an amount that exceeds 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The High Income Fund may borrow as a means to incur leverage, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The High Income Fund may not purchase additional securities when borrowings exceed 5% of its total assets; and

c.	Lend more than 33 1/3% of its total assets.

Except for investments in illiquid securities and borrowing under non-fundamental restriction (b), the foregoing limitations will apply at the time of the purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

Investment Restrictions of the Rising Dividend Fund

The following investment restrictions are fundamental policies of the Rising Dividend Fund. The Rising Dividend Fund may not:

1.	Change its sub-classification under the Investment Company Act from non-diversified to diversified;
2.

Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund’s net assets. The purchase or sale of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;
3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
4.

Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund’s net assets) and (ii) loans of portfolio securities;

5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.	Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S. Government securities; and
7.	Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. The Rising Dividend Fund may not:

a.

Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers’ commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law; and

b.	Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets.

The Fund does not consider a when-issued or delayed purchase securities transaction, or collateral arrangements with respect to futures contracts not deemed prohibited pledges of assets, together with over-the-counter derivatives and exchange-traded options on futures, to be a prohibited “senior security” under investment restriction 2 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

Investment Restrictions of the Small Cap Fund

The following investment restrictions are fundamental policies of the Small Cap Fund. The Small Cap Fund will not:

1.

Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

2.	Borrow money except borrowings from banks as a temporary measure;
3.

Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

4.

Invest more than 25% of its assets (valued at time of investment) in securities of foreign issuers, except that the Fund does not consider foreign government securities to be the securities of foreign issuers;

5.

Invest more than 25% of its assets (valued at time of investment) in any one industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities;

6.	Purchase or sell real estate or interests therein. The Fund may, however, invest in real estate investment trusts and companies holding real estate;
7.

Purchase or sell commodities or commodity contracts, except that it may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund’s portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.);

8.

Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, or lending up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to securities transactions (provided that such loans are fully collateralized at all times);

9.

With respect to at least 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, and securities of other investment companies, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the outstanding voting securities of the issuer; or

10.

Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the SEC.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 1 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

For purposes of investment restriction 8 above, generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the fund.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees. The Small Cap Fund will not:

a.	Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions or otherwise permitted under the 1940 Act;
b.	Sell securities short or maintain a short position;
c.	Invest in companies for the purpose of exercising control of management;
d.	Invest more than 5% of its net assets (at the time of investment) in lower-rated (high-risk) non-convertible debt securities;
e.	Invest more than 5% of the value of its assets (at the time of investment) in warrants and rights (in addition to those that have been acquired in units or attached to other securities); or
f.	Borrow money in excess of 5% of the Fund’s total assets at the time of the borrowing.

Investment Restrictions of the Smid Cap Fund

The following investment restrictions are fundamental policies of the Smid Cap Fund. The Smid Cap Fund will not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;
2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. In addition, the Fund may acquire “restricted” securities which in the event of a resale, might be required to be registered under the 1933 Act, notwithstanding that the Fund could be regarded as an underwriter with respect to the 1933 Act and such resale;

4.

Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. For purposes of this restriction and by way of additional example, utilities will be divided according to their services, e.g., gas, gas transmission, and coal will all be considered separate industries;
5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. Nor will this restriction prohibit purchases or sales of tradeable or similarly efficient transactions in interests in real estate;

6.	Purchase or sell physical commodities except as permitted by the 1940 Act Laws, Interpretations and Exemptions; and
7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 3 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

With respect to fundamental investment restriction 6 above, there are at present no restrictions on investments in commodities under the 1940 Act. Certain limitations relating to the tax treatment of investments in physical commodities and other assets that do not constitute securities are further described in the “Tax Status” section of this Statement of Additional Information. There also can be regulatory requirements for the Fund or the Fund’s investment adviser imposed by the Commodity Exchange Act and the rules under that Act. At present, the Fund intends to operate so that exemptions from registration under that Act will be available.

For purposes of investment restriction 7 above, generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the fund.

The foregoing limitations will apply at the time of purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

Investment Restrictions of the Real Assets Fund

The following investment restrictions are fundamental policies. The Real Assets Fund will not:

1.	Change its sub-classification under the Investment Company Act from diversified to non-diversified;
2.	Borrow money or issue senior securities, as defined for purposes of the 1940 Act Laws, Interpretations and Exemptions, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;
3.

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. In addition, the Fund may acquire “restricted” securities which in the event of a resale, might be required to be registered under the 1933 Act, notwithstanding that the Fund could be regarded as an underwriter with respect to the 1933 Act and such resale;

4.

Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. For purposes of this restriction and by way of additional example, utilities will be divided according to their services, e.g., gas, gas transmission, and coal will all be considered separate industries;

5.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. Nor will this restriction prohibit purchases or sales of tradeable or similarly efficient transactions in interests in real estate;

6.	Purchase or sell physical commodities except as permitted by the 1940 Act Laws, Interpretations and Exemptions; and
7.

Make loans except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

The Fund does not consider a when-issued or delayed purchase securities transaction, or a derivatives transaction, to be a prohibited “senior security” under investment restriction 2 above provided it meets the conditions of Rule 18f-4 under the 1940 Act.

With respect to fundamental investment restriction 6 above, there are at present no restrictions on investments in commodities under the 1940 Act. Certain limitations relating to the tax treatment of investments in physical commodities and other assets that do not constitute securities are further described in the “Tax Status” section of this Statement of Additional Information. There also can be regulatory requirements for the Fund or the Fund’s investment adviser imposed by the Commodity Exchange Act and the rules under that Act. At present, the Fund intends to operate so that exemptions from registration under that Act will be available.

For purposes of investment restriction 7 above, generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the fund.

The foregoing limitations will apply at the time of purchase of a security. Several of these fundamental investment restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the Investment Company Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

Performance

Total Return. From time to time, each Fund advertises its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectuses with respect to each Fund’s largest and/or oldest share class). Returns are based on past performance and are not an indication of future performance.

Unless otherwise noted, results shown will reflect any fee waivers and/or expense reimbursements in effect during the periods presented. In addition, as the High Income Fund is the successor to the Predecessor Fund pursuant to a reorganization on December 30, 2011, information prior to December 30, 2011 is for the Predecessor Fund. Accordingly, immediately after the reorganization, changes in net asset value of the High Income Fund’s Class I shares were partially impacted by differences in how the High Income Fund and the Predecessor Fund priced portfolio securities. The High Income Fund has adopted the investment performance of the Predecessor Fund as its own.

As noted above, returns also may be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns also may be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Historical performance results for certain Funds are not yet available as they are newly organized.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth. Criteria associated with the performance grades or rankings may vary widely. Any given performance grade or ranking should not be considered representative of a Fund’s performance for any future period.

Portfolio Turnover. Purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve a Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund’s stated objective.

Fund	Portfolio Turnover Rate as of October 31, 2022	Portfolio Turnover Rate as of October 31, 2021
Global Fund	10.87%	7.29%
Overseas Fund	8.99%	9.93%
U.S. Value Fund	10.33%	4.02%
Gold Fund	17.78%	5.13%
Global Income Builder Fund	13.76%	22.80%
High Income Fund	28.00%	64.11%
Rising Dividend Fund	10.87%	40.70%
Small Cap Fund	45.84%	13.63%
Smid Cap Fund*	4.00%	N/A
Real Assets Fund**	12.37%	N/A

*	The Fund commenced investment operations in August 2022.
**	The Fund commenced investment operations in December 2021.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day-to-day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	12

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke 1345 Avenue of the Americas New York, New York 10105 (born November 1946)	Trustee (Chair)	December 1999 to present(3)	Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	12

Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Trustee, First Eagle Credit Opportunities Fund (Chair); Board Member, ViacomCBS Inc.; Lead Trustee Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Trustee	December 2019 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	12

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Director, Beam Global; Chairman, Summit Ridge Energy; Director, pulsESG; Member, Council on Foreign Relations; Chairman, JM Kaplan Fund; Trustee, St. Ann’s School; Chairman, Green-Wood Cemetery

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	12

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee is indefinite.
(3)	Ms. Beinecke also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant	12

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies at Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(2)	Private Investor	12

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee Emeritus, St. Anselm College; Vice President and Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor	12

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

(1)	The term of office of each Independent Trustee is indefinite.
(2)	Mr. Kelly also served as a trustee of the predecessor fund to the Rising Dividend Fund since 1998.

INTERESTED TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	December 1999 to present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	12

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	Trustee	September 2019 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	12	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	President	June 2017 to present

President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Variable Funds; President, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present

Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds; Senior Vice President, First Eagle Credit Opportunities Fund

Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; Chief Financial Officer, First Eagle Credit Opportunities Fund
Albert Pisano 1345 Avenue of the Americas New York, New York 10105 (born April 1960)	Chief Compliance Officer	July 2015 to present

Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund

David O’Connor 1345 Avenue of the Americas New York, New York 10105 (born February 1966)	General Counsel	December 2017 to present

General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC

Sheelyn Michael 1345 Avenue of the Americas New York, New York 10105 (born September 1971)	Secretary and Deputy General Counsel	December 2017 to present (Deputy General Counsel); December 2018 to present (Secretary)

Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Variable Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Director, First Eagle Investment Management, Ltd

Tricia Larkin 1345 Avenue of the Americas New York, New York 10105 (born July 1979)	Treasurer	March 2016 to present	Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds; Treasurer, First Eagle Credit Opportunities Fund

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds; Vice President, First Eagle Credit Opportunities Fund

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Funds’ accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

4

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) Peter W. Davidson James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.	5
Board Valuation, Liquidity and Allocations Committee	Lisa Anderson Candace K. Beinecke John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly	Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds’ securities by the Adviser; reviews and approves recommendations by the Adviser for changes to the Funds’ valuation policies for submission to the Board for its approval; reviews the Adviser’s quarterly presentations on valuation; oversees the implementation of the Funds’ valuation policies by the Adviser; and monitors various matters associated with the Funds’ liquidity risk management program.	4

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Funds and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President. The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

During the fiscal year ended October 31, 2022, there were five meetings of the Board of Trustees.

Board Oversight of Risk Management

In considering risks related to the Funds, the Board consults and receives reports from officers and personnel of the Funds and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting on risk management at the Adviser is not centralized in any one person or body. However, the Adviser has an Enterprise Risk Management function, which is part of the Legal and Compliance Department and led by the Head of Risk who reports to the General Counsel. The Risk Management team is functionally and hierarchically independent from the day-to-day business and operating units and is responsible for implementing firmwide risk governance framework and providing risk oversight including thematic reviews and internal audits.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board Valuation, Liquidity and Allocations Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is the Senior Partner, and previously was the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of a major public real estate investment trust and a major public media company, and has served as a long standing member of the board of a public international industrial firm. Ms. Beinecke also serves and has served on the board of major charitable organizations. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson serves as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of two international listed investment trust companies, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Funds. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Trustee Emeritus

The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee, in the sole discretion of the Board, may serve as Trustee Emeritus.

A Trustee Emeritus receives no compensation, but will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings (such reimbursements in Mr. Eveillard’s case to be expenses of the Adviser). A Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be invited to attend regularly scheduled quarterly meetings of the Board each year and will be available to consult with the Committees or its representatives at reasonable times upon request. A Trustee Emeritus does not have any voting rights at Board meetings, is not considered to be a Trustee under either the 1940 Act or Delaware law, and is not subject to election by shareholders of the Funds.

The following summarizes the experience and qualifications of the Trustee Emeritus:

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. He was the portfolio manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1979-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm, a South African money management firm, and various charitable institutions.

Compensation of Trustees and Officers

Trustees of the Trust who are not Interested Trustees are paid by the Trust, First Eagle Variable Funds and First Eagle Credit Opportunities Fund an annual fee of $215,000, a fee of $12,000 for each in-person Board meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust’s Board of Trustees. Members of each of the Audit Committee and the Board Valuation, Liquidity and Allocations Committee are paid a fee of $10,000 for each meeting they attend, and the Board Valuation, Liquidity and Allocations Committee members are paid $1,000 for a telephonic meeting. Members of other committees may be paid a total of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. Compensation may be paid for meetings of special committees, ad hoc committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a committee meeting is not paid when the committee meets on the same day as a full Board meeting. A Trustee also receives an annual fee of $45,000 for serving as the chair of the Board Valuation, Liquidity and Allocations Committee, $25,000 for serving as the chair of the Nominating and Governance Committee and $45,000 for serving as chair of the Audit Committee. The Chair of the Board of Trustees receives an additional annual fee of $175,000 for serving in that position. Such fees are allocated, generally, between the Trust, First Eagle Variable Funds and First Eagle Credit Opportunities Fund on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended October 31, 2022, an aggregate of $2,189,155 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2022. Officers of the Trust, a Trustee Emeritus and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2022

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$271,526	$272,726
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$450,291	$502,878
Peter W. Davidson, Trustee	$251,781	$252,897
Jean D. Hamilton, Trustee	$344,262	$405,579
James E. Jordan, Trustee	$252,627	$253,747
William M. Kelly, Trustee	$301,331	$302,672
Paul J. Lawler, Trustee	$317,337	$318,756
Mehdi Mahmud, Trustee*	$—	$—

*	Interested Trustees are not compensated by the Trust for their services.
**

For this purpose, the registrant consists of ten portfolios of the Trust (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Income Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund). The fund complex consists of these portfolios plus the First Eagle Overseas Variable Fund and First Eagle Credit Opportunities Fund. As of October 31, 2022, each Trustee served on the board of the Trust, and that of the First Eagle Overseas Variable Fund and First Eagle Credit Opportunities Fund.

In addition, all persons serving as officers of the Trust (including the Funds’ Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services—Payments to the Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Trust. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Trust and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2022, the value of such deferred compensation was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder Fund	High Income Fund	Rising Dividend Fund	Small Cap Fund	Smid Cap Fund	Real Assets Fund
Lisa Anderson	$589,455	$544,621	$372,111	$87,433	$—	$—	$197,002	$—	$—	$—
Candace K. Beinecke	$3,028,142	$1,648,489	$2,380,756	$—	$—	$—	$—	$—	$—	$—
Peter W. Davidson	$54,687	$—	$—	$—	$—	$—	$52,283	$—	$—	$—
Jean D. Hamilton	$1,215,113	$1,073,729	$455,912	$34,932	$512,642	$187,481	$851,822	$—	$—	$—
James Jordan	$272,762	$—	$—	$—	$—	$—	$—	$—	$—	$—
William M. Kelly	$347,432	$—	$354,859	$—	$—	$—	$353,086	$344,616	$—	$—
Paul J. Lawler	$460,429	$128,638	$74,844	$98,115	$127,350	$63,440	$78,685	$—	$—	$—

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2022 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Income Fund	Dollar Range of Equity Securities in Rising Dividend Fund	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Smid Cap Fund	Dollar Range of Equity Securities in Real Assets Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	E	A	A	A	C	A	E	A	A	A	E
Candace K. Beinecke*	E	A	A	A	A	A	A	A	A	A	E
Peter W. Davidson	A	A	A	A	A	A	A	A	A	A	A
Jean Hamilton	E	D	A	A	A	A	A	A	A	A	E
James E. Jordan	E	A	A	A	A	A	E	A	A	A	E
William M. Kelly	E	A	E	A	E	C	E	A	A	A	E
Paul J. Lawler	E	E	E	D	E	C	E	D	A	D	E

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Income Fund	Dollar Range of Equity Securities in Rising Dividend Fund	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Smid Cap Fund	Dollar Range of Equity Securities in Real Assets Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E	E	A	A	A	E
Mehdi Mahmud	E	E	E	E	A	A	A	E	A	A	E

Since January 1, 2021 no independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are the Adviser and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor.

Since January 1, 2022, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2021, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above. Mr. Paul Lawler is a Trustee of both the Trust and a registered investment company advised by affiliates of Blackstone Inc. Investment funds associated with Blackstone Inc. are among the owners of the Adviser.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.

As of January 1, 2023, to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of the beneficial interest of each such Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Funds, but those holdings generally are disregarded.

As of December 31, 2022, to the knowledge of the Funds, the following shareholders owned 5.00% or more of the Funds’ securities:

First Eagle Global Fund:

Class A – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 13.77%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 12.23%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 9.98%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 7.80%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.31%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 6.25%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.00%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.47%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 21.59%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 12.71%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 11.60%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.98%; American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405 7.74%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 6.54%; LPL Financial - Omnibus Customer Account - Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 6.09%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept-Fl 4 Jersey City NJ 07310-1995 5.72%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.55%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.27%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept-Fl 4 Jersey City NJ 07310-1995 13.78%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 12.42%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1932 11.41%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 7.92%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 7.76%; Special Custody Account For The Exclusive Benefit of Customers of UBS

Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 7.76%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.70%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.90%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.66%.

Class R3 – DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Attn NPIO Trad Desk Omnibus 711 High St Des Moines IA 50392-0001 54.22%; Empower Trust FBO Recordkeeping for Large Benefit Pl 8525 E Orchard Rd Greenwood Vlg Co 80111-5002 28.43%; State Street Bank Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901 6.12%.

Class R4 – State Street Bank Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901 55.08%; Lincoln Retirement Services Company FBO PVHM 403B Plan PO Box 7876 Fort Wayne IN 46801-7876 14.52%; Mid Atlantic Trust Company FBO Laurel Dental Associates PA 401K 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228 8.33%; Lincoln Retirement Services Company FBO Wilson Okamoto 401K PO Box 7876 Fort Wayne IN 46801-7876 5.83%; Mid Atlantic Trust Company FBO Hamilton Vaultronics LLC 401(K) PL 1251 Waterfront PL Ste 525 Pittsburgh PA 1522-4228 5.43%.

Class R5 – Match FBO Pershing LLC FBO Carl M Shinn Profit Sharing Plan T 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228 89.09%; First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 10.91%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 50.6%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept- Fl 4 Jersey City NJ 07310-1995 8.20%; Maril & Co FBO Z7 C/O Reliance Trust Company WI 4900 W Brown Deer Rd Mailcode BD1N ATTN: MF Milwaukee WI 5323-2422 5.06%.

First Eagle Overseas Fund:

Class A – Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 19.03%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 14.35%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 10.30%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 8.22%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 8.10%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.33%.

Class C – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 24.46%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 21.27%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.37Ï; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 7.31%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 7.29%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 6.33%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 6.02%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.62%.

Class I – Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 15.80%; Charles Schwab & Co Inc. Attn: Mutual Fund Ops 211 Main St San Francisco CA 94105-1905 14.56%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept- Fl 4 Jersey City NJ 07310-1995 12.23%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 8.97%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 8.19%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 6.50%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 6.11%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis Mo 63103-2523 6.01%.

Class R3 – Marco Bocciarelli & Julie Thomas TT Firedman Domian & Smith 401K Plan c/o Fascore 8515 E Orchard Rd 2T2 Greenwood Village Co 80111-5002 58.58%; First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 16.61%; State Street Bank Trustee and/or Custodian

FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901 11.43%; Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002 6.83%.

Class R4 – C/o ICMA Retirement Corporation LA County Sanitation Option AC 777 N Capital St NE Washington DC 20002-4239 35.20%; C/o ICMA Retirement Corporation Sanitation District 457 777 N Capital St NE Washington DC 20002-4239 31.91%; Matrix Trust Company Cust FBO Walbec Group Retirement Plan PO Box 52129 Phoenix AZ 85072-2129 16.60%; Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002 9.50%; Mid Atlantic Trust Company FBO Alerus Financial FBO Nutramax Labor 1251 Waterfront Place, Ste 525 Pittsburgh PA 15222-4228 5.99%.

Class R5 – Mid Atlantic Trust Company FBO Northstar Financial Companies 401 251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228 72.83%; First Eagle Investment Management, LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 27.18%.

Class R6 – Mac & Co Attn Mutual Fund Operations 500 Grant St Rm 151-1010 Pittsburgh PA 15219-2502 28.18%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 16.57%; The Walt Disney Company Retirement Plan Master Trust 500 S Buena Vista St Burbank CA 91521-0001 13.44%; National Financial Services LLC For The Exclusive Benefit of Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-1995 5.72%; JPMorgan Chase Bank NA Cust As Directed Trustee For The New Fox Master Trust 1211 Avenue of The Americas Fl 31 New York NY 10036-8705 5.44%.

First Eagle U.S. Value Fund:

Class A – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 12.60%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 11.08%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 9.61%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 8.74%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.99%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 7.86%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.81%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.15%.

Class C – Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 11.77%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis Mo 63103-2523 10.81%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 10.24%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.94%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 8.80%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 7.49%; Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New YOrk Plz Fl 12 New York NY 10004-1965 5.54%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.43%.

Class I – Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 32.67%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 7.69%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.38%; National Financial Services LLC FEBO Our Customers 499 Washington BLVD Attn: Mutual Funds Dept- Fl 4 Jersey City NJ 07310-1995 6.89%: American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 6.78%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis Mo 63103-2523 5.87%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.23%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.21%.

Class R3 – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 98.76%.

Class R4 – Matrix Trust Company as Agent for Advisor Trust Inc School District of Menomonie 403(B) 717 17th St Ste 1300 Denver Co 80202-3304 58.93%; First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 32.30%; Matrix Trust Company as Agent for Advisor Trust Inc School Crosby-Ironton Dist #182 Plan 717 17th St Ste 1300 Denver Co 80202-3304 8.77%.

Class R5 – Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 84.57%; First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 15.43%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 69.97%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 22.27%.

First Eagle Gold Fund:

Class A – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 16.65%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1905 12.40%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 12.19%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 9.63%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.59%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 5.81%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 17.83%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1932 16.01%; American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405 11.15%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.35%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.72%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 7.63%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901 7.26%; LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 7.09%; Merrill Lynch Pierce Fenner & Smith Inc Attn Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.39%.

Class I – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept-Fl 4 Jersey City NJ 07310-1995 16.44%; Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2810 Market St Saint Louis MO 63103-2523 11.95%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 11.47%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 9.29%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1905 8.40%; American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405 8.32%; LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 7.40%; Morgan Stanley Smith Barney LLC for the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965 6.74%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.15%.

Class R3 – CF Cockerell & M McIntosh TTEE FBO Childrens Mercy Cockerell & McIntosh Pediatrics Inc 401K Profit Sharing 8515 E Orchard Rd #2T2 Greenwood Vlg CO 80111-5002 50.87%; State Street Bank Trustee And/or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901 40.52%.

Class R4 – State Street Bank Trustee And/or Custodian FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901 52.27%; Empower Trust FBO Recordkeeping for Large Benefit Pl 8525 E Orchard Rd Greenwood Vlg Co 80111-5002 42.68%.

Class R5 – Ascensus Trust Company FBO Professional Analysis Inc 401(K) PO Box 10758 Fargo ND 58106-0758 59.30%; Merrill Lynch Pierce Fenner & Smith Inc Attn Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3FL Jacksonville FL 32246-6484 36.50%.

Class R6 – National Financial Services LLC For The Exclusive Benefit of Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City NJ 07310-1995 36.38%; Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 23.30%; SEI Private Trust Company c/o Principal Financial GRP ID 636 1 Freedom Valley Dr Oaks PA 19456-9989 7.12%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1901 5.62%.

First Eagle Global Income Builder Fund:

Class A – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 19.46%; Edward D Jones & Co for the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 18.55%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 10.06%; Merrill Lynch Pierce Fenner & Smith Inc Attn Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 9.83%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 7.11%; Pershing LLC 1 Pershing Plz Jersey City NJ 0399-0001 6.32%; American Enterprise Investment svc 707 2nd Ave S Minneapolis MN 55402-2405 5.99%.

Class C – Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 29.86%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 14.89%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 10.02%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 8.14%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.70%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 5.28%.

Class I – Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 15.38%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 13.18%; Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 10.72%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 10.19%; Merrill Lynch Pierce Fenner & Smith Inc Attn Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 9.97%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 7.07%; American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405 6.62%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 5.61%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 5.15%.

Class R3 – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

Class R4 – Matrix Trust Company as Agent for Advisor Trust Inc School District of Menomonie 403(B) 717 17th St Ste 1300 Denver CO 80202-3304 41.89%; Matrix Trust Company as Agent for Advisor Trust Inc Mount Vernon City SD #80 403(B) 717 17th St Ste 1300 Denver CO 80202-3304 33.04%; First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 21.72%.

Class R5 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 93.98%.

First Eagle High Income Fund:

Class A – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 20.95%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 13.35%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 9.31%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 9.15%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 8.19%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 6.38%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept - Fl 4 Jersey City NJ 07310-1995 5.27%; Special Custody Account for the Exclusive Benefit of Customers of UBS Financial Services Inc Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 5.12%.

Class C – Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 28.20%; Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 62103-2523 25.46%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 9.68%; National Financial Services LLC

FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 7.32%; Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901 5.37%.

Class I – Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 20.77%; 1 SEI Private Trust Company Attn Mutual Fund Administrator c/o Principal Financial ID 636 SEI Private Trust Company 1 Freedom Valley Dr Oaks PA 19456-9989 18.14%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 9.74%; Special Custody Account For The Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken NJ 07086-6761 8.92%; Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 6.00%; Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 5.83%.

Class R3 – Minnesota Lift Insurance Company 400 Robert St N Ste A Saint Paul MN 55101-2099 86.97%; First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 13.03%.

Class R4 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

Class R5 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

Class R6 – JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Fl Mutual Fund Dept Brooklyn NY 11245-0003 63.96%; Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds-D Jacobs 211 Main Street San Francisco CA 94105-1905 24.03%; DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High St Des Moines IA 50392-0001 7.30%.

First Eagle Rising Dividend Fund:

Class Class A – National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 15.44%; Pershing LLC PO Box 2052 Jersey City NJ 07303-2052 8.93%; Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 8.27%; Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds–D Jacobs 211 Main Street San Francisco CA 94105-1901 8.03%; Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965 6.51%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 6.12%; Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 5.10%.

Class C – Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 16.67%; Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 15.11%; Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523 14.50%; Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905 9.97%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 9.75%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept - Fl 4 Jersey City NJ 07310-1995 5.27%.

Class I – Merrill Lynch Pierce Fenner & Smith Inc. Attn: Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr E 3Fl Jacksonville FL 32246-6484 38.64%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 5.82%; Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1100 5.49%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept- Fl 4 Jersey City NJ 07310-1995 5.05%.

Class R3 – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

Class R4 – Matrix Trust Company as Agent for Advisor Trust Inc School District of Menomonie 403(B) 717 17th St Ste 1300 Denver CO 80202-3304 66.57%; First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 33.43%.

Class R5 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

Class R6 – Edward D Jones & Co For The Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 84.66%; FPS Trust Company FBO Texas A&M University-Orp 9200 E Mineral Ave Ste 225 Centennial CO 80112-3592 9.27%.

First Eagle Small Cap Opportunity Fund:

Class A – Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 14.32%; Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 11.67%; Morgan Stanley Smith Barney LLC For The Exclusive Bene of Its Cust 1 New York Plz Fl 12 New York NY 10004-1901 11.64%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 9.09%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept–Fl 4 Jersey City NJ 07310-1995 9.08%; American Enterprise Investment svc 707 2nd Ave S Minneapolis MN 55402-2405 7.82%; Merrill Lynch Pierce Fenner & Smith Inc Attn Transfer Supervisor Mutual Funds Operations 4800 Deer Lake Dr 3Fl Jacksonville FL 32246-6484 5.51%; Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905 5.20%.

Class I – American Enterprise Investment svc 707 2nd Ave S Minneapolis MN 55402-2405 28.17%; National Financial Services LLC FEBO Our Customers 499 Washington Blvd Attn: Mutual Funds Dept - Fl 4 Jersey City NJ 07310-1995 14.73%; LPL Financial—Omnibus Customer Account—Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091 14.63%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 10.63%; Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy Saint Petersburg FL 33716-1100 10.22%.

Class R6 – Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710 97.98%.

First Eagle U.S. Smid Cap Opportunity Fund:

Class A – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 92.37%; UMB Bank NA Cust IRA A/C Joan E Baldwin 1115 NW 35th St Topeka KS 66618-1105 7.63%.

Class I – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 75.40%; Blanche L Hench Subject to DST Tod Rules 900 Park Ave Apt 22A New York NY 10075-0280 21.16%.

Class R6 – First Eagle Investment Management LLC 1345 Ave of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 100.00%.

First Eagle Global Real Assets Fund:

Class A – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 70.75%; Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001 28.56%.

Class I – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 31.78%; McLennan Family Estate Trust LLC 11 E 68th St Apt 9E New York NY 10065-4955 21.17%; Thomas K Brooker Jr 178 E 70th St Apt 3F New York NY 10021-5117 11.13%; Jean-Marie Eveillard & Elizabeth M Eveillard JT TEN 3 East 84th Street New York NY 10021-0447 10.58%; Dennis Paul Dorman Tr U/A 08/28/2006 The Dennis Paul Dorman 2006 Trust 850 Pomona Ave Coronado CA 92118-2340 7.21%; UMB Bank NA Cust IRA A/C Dennis P Dorman 850 Pomona Ave Coronado CA 92118-2340 6.41%.

Class R6 – First Eagle Investment Management, LLC 1345 Avenue of the Americas Fl 48 Attn Chun Fong New York NY 10105-4300 95.90%.

To the knowledge of the Funds, share ownership shown above is record ownership unless marked as both record and beneficial ownership.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Trust’s Prospectus, the Adviser is the Trust’s investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund, the Global Income Builder Fund, the High Income Fund, the Rising Dividend Fund, the Small Cap Fund, the Smid Cap Fund and the Real Assets Fund. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of FE Holdings. Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings.

The Adviser also furnishes the Trust with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Trust’s officers as such and an agreed portion of the compensation of the Chief Compliance Officer. Certain of these expenses (including rent and compensation expenses) are, however, separately subject to reimbursement to the Adviser from certain of the Funds as described under the heading “Payments to the Adviser” below.

As to each Fund, the Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually (and in the case of the Small Cap Fund, Smid Cap Fund and Real Assets Fund, after an initial term of two years) in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

Payments to the Adviser

In return for the services listed above, each Fund pays the Adviser a fee at the annual rate of the average daily value of the Fund’s net assets as described below. Applicable contractual expense limitations are described in more detail under the heading “Contractual Expense Limitations.”

Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75%*
Gold Fund	0.75%
Global Income Builder Fund	0.75%
High Income Fund	0.45%
Rising Dividend Fund	0.50%
Small Cap Fund	0.85%
Smid Cap Fund	0.75%
Real Assets Fund	0.65%

*

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the U.S. Value Fund’s net assets for the period through February 29, 2024. This agreement may not be terminated during its term without the consent of the Board of Trustees. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds and the Funds reimburse or pay fees to the Adviser for providing these services (including costs related to personnel, overhead and other costs). For Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund the reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets, and for Global Income Builder Fund and High Income Fund this fee is an annual rate of 0.05% of the value of each Fund’s average daily net assets. Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Funds are in addition to services performed by the Funds’ principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Funds are likewise in addition to the costs incurred in retaining those other service providers.

The table below sets forth the total investment advisory fees paid by the Funds to the Adviser for the past three fiscal years. Investment advisory fees are paid monthly.

Fund	2022	2021	2020
Global Fund	$353,969,256	$361,653,384	$337,443,962
Overseas Fund	$97,482,180	$111,169,732	$96,488,832
U.S. Value Fund	$9,096,992	$9,475,928	$9,763,435
Gold Fund	$15,677,281	$17,385,648	$13,079,569
Global Income Builder Fund	$10,282,779	$9,872,502	$9,972,988
High Income Fund	$909,581	$1,486,250	$1,629,324
Rising Dividend Fund	$2,251,188	$2,838,468	$6,576,537
Small Cap Fund	$3,036,674	$156,358	—
Smid Cap Fund	$1,757	—	—
Real Assets Fund	$55,098	—	—

The Small Cap Fund, the Smid Cap Fund and the Real Assets Fund commenced investment operations in April 2021, August 2022 and December 2021, respectively.

Prior to August 14, 2020, Iridian Asset Management LLC (“Iridian”) served as subadvisor to Rising Dividend Fund pursuant to a subadvisory agreement (the “Subadvisory Agreement”). The fees paid to Iridian by the Adviser under the Subadvisory Agreement were based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of Rising Dividend Fund and (ii) fees received by FEF Distributors, the Fund’s Distributor, for its shareholder liaison services on behalf of Rising Dividend Fund (as described under the section “Distributor of the Funds’ Shares” below). These amounts were reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and were further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund. Subadvisory fees were paid monthly.

The table below sets forth the total investment advisory fees waived by the Adviser for the past three fiscal years. Investment advisory fees waived by the Adviser are not subject to recoupment by the Adviser.

Fund	2022	2021	2020
U.S. Value Fund	$606,484	$631,743	$650,892
High Income Fund	—	$161,063	$232,757
Rising Dividend Fund	—	—	$330,030

The table below sets forth the administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) reimbursed by the Funds for the past three fiscal years. These expense reimbursements are in addition to investment advisory fees paid.

Fund	2022	2021	2020
Global Fund	$3,170,298	$3,992,044	$3,406,436
Overseas Fund	$1,138,886	$1,387,809	$1,156,376
U.S. Value Fund	$223,056	$394,052	$371,721
Gold Fund	$287,738	$509,948	$366,598
Rising Dividend Fund	$189,936	$230,944	$255,446
Small Cap Fund	$143,681	$626	—
Smid Cap Fund	$77	—	—
Real Assets Fund	$1,120	—	—

The Small Cap Fund, the Smid Cap Fund and the Real Assets Fund commenced investment operations in April 2021, August 2022 and December 2021, respectively.

The table below sets forth the administrative and accounting costs (pursuant to the fee arrangement described under the listing of advisory fees set out above) paid by the Funds for the past three fiscal years. These fees are in addition to investment advisory fees paid.

Fund	2022	2021	2020
Global Income Builder Fund	$741,450	$654,162	$780,931
High Income Fund	$110,971	$120,264	$136,160

Contractual Expense Limitations

The Adviser has contractually undertaken, during the respective periods noted below, to waive fees and/or reimburse annual operating expenses of each Class of the High Income Fund, Rising Dividend Fund, Small Cap Fund, Smid Cap Fund and Real Assets Fund listed below so that the Class’ total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below. Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, each such Fund’s net expenses may exceed its contractual expense limitation.

Each such Fund has agreed to repay the Adviser out of the assets attributable to each of its respective Classes noted below for any fees waived by the Adviser under the expense limitation or any Operating Expenses the Adviser reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses (after the repayment is taken into account) to exceed either: (1) the expense limitations included in the table below; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The appropriateness of these undertakings is determined on a Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
High Income Fund	A	February 29, 2024	0.94%
	C	February 29, 2024	1.69%
	I	February 29, 2024	0.69%
	R3	February 29, 2024	1.04%
	R4	February 29, 2024	0.79%
	R5	February 29, 2024	0.69%
	R6	February 29, 2024	0.69%
Rising Dividend Fund	A	February 29, 2024	0.90%
	C	February 29, 2024	1.65%
	I	February 29, 2024	0.65%
	R3	February 29, 2024	1.00%
	R4	February 29, 2024	0.75%
	R5	February 29, 2024	0.65%
	R6	February 29, 2024	0.65%
Small Cap Fund	A	February 29, 2024	1.25%
	I	February 29, 2024	1.00%
	R6	February 29, 2024	1.00%
Smid Cap Fund	A	February 29, 2024	1.20%
	I	February 29, 2024	0.95%
	R6	February 29, 2024	0.95%
Real Assets Fund	A	February 29, 2024	1.10%
	I	February 29, 2024	0.85%
	R6	February 29, 2024	0.85%

The table below sets forth the waived fees and/or reimbursed annual Operating Expenses of each Class of each applicable Fund pursuant to the applicable contractual expense limitation agreement. The Small Cap Fund, Smid Cap Fund and Real Assets Fund commenced investment operations in April 2021, August 2022 and December 2021, respectively. The contractual expense limitations with respect to the High Income Fund were effective as of January 1, 2023.

Fund	Class	2022	2021	2020
Rising Dividend Fund	A	$305,896	$300,262	$52,249
	C	$41,567	$77,110	$15,204
	I	$75,472	$83,807	$12,160
	R3	$71	$74	$11
	R4	$50	$39	$16
	R5	$74	$83	$16
	R6	$524	$1,244	$820
Small Cap Fund	A	$35,559	$11,812	—
	I	$467,141	$177,007	—
	R6	$14,878	$3,249	—
Smid Cap Fund	A	$5,340	—	—
	I	$98,971	—	—
	R6	$4,332	—	—
Real Assets Fund	A	$40,189	—	—
	I	$262,027	—	—
	R6	$38,082	—	—

As of October 31, 2022, no Class of a Fund repaid the Adviser for amounts that the Adviser reimbursed.

Portfolio Managers

The following table provides information as of October 31, 2022 relating to the other accounts managed by the portfolio managers and their investments in the Funds. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

Portfolio Manager	Funds Managed	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager (Not including incentive-plan awards)**		Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	Global Fund Overseas Fund U.S. Value Fund	3 accounts with assets of $55.3 billion	Global Fund Overseas Fund U.S. Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000	10 accounts with assets of $10.0 billion	10 accounts with assets of $5.7 billion
Kimball Brooker, Jr	Global Fund Overseas Fund U.S. Value Fund Global Income Builder Fund	4 accounts with assets of $56.7 billion	Global Fund Overseas Fund U.S. Value Fund Global Income Builder Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000Over $1,000,000	11 accounts with assets of $11.7 billion	10 accounts with assets of $5.7 billion
Matthew Lamphier	U.S. Value Fund	1 account with assets of $1.1 billion	U.S. Value Fund	$100,001-$500,000	None	None
Thomas Kertsos	Gold Fund	1 account with assets of $1.8 billion	Gold Fund	$100,001-$500,000	1 account with assets of $200 million	None
Edward Meigs	Global Income Builder Fund High Income Fund	2 accounts with assets of $1.6 billion	Global Income Builder Fund High Income Fund	$500,001-$1,000,000 $500,001-$1,000,000	1 account with assets of $1.7 billion	None
Sean Slein	Global Income Builder Fund High Income Fund	2 accounts with assets of $1.6 billion	Global Income Builder Fund High Income Fund	None None	1 account with assets of $1.7 billion	None
Julien Albertini	Global Income Builder Fund Rising Dividend Fund Global Fund	3 accounts with assets of $44.7 billion	Global Income Builder Fund Rising Dividend Fund Global Fund	Over $1,000,000 $500,001-$1,000,000 Over $1,000,000	2 accounts with assets of $600 million	None
Manish Gupta	Rising Dividend Fund Global Fund	2 accounts with assets of $43.3 billion	Rising Dividend Fund Global Fund	None None	1 account with assets of $400 million	None
Christian Heck	Rising Dividend Fund Overseas Fund	2 accounts with assets of $11.6 billion	Rising Dividend Fund Overseas Fund	None $50,001-$100,000	3 accounts with assets of $500 million	None
Max Belmont	Gold Fund	1 account with assets of $1.8 billion	Gold Fund	$100,001-$500,000	1 account with assets of $200 million	None
Alan Barr	Overseas Fund	1 account with assets of $11.2 billion	Overseas Fund	Over $1,000,000	3 accounts with assets of $500 million	8 accounts with assets of $400 million
Mark Wright	U.S. Value Fund	1 account with assets of $1.1 billion	U.S. Value Fund	$100,001-$500,000	None	None
Idanna Appio	Global Income Builder Fund	1 account with assets of $1.4 billion	Global Income Builder Fund	None	None	None
William A. Hench	Small Cap Fund Smid Cap Fund	2 accounts with assets of $600 million	Small Cap Fund Smid Cap Fund	Over $1,000,000 $100,001-$500,000	3 accounts with assets of $100 million	1 account with assets of $0.9 million
Robert Kosowsky	Small Cap Fund Smid Cap Fund	2 accounts with assets of $600 million	Small Cap Fund Smid Cap Fund	$100,001-$500,000 $10,001-$50,000	3 accounts with assets of $100 million	1 account with assets of $0.9 million
Suzanne Franks	Small Cap Fund Smid Cap Fund	2 accounts with assets of $600 million	Small Cap Fund Smid Cap Fund	$100,001-$500,000 None	3 accounts with assets of $100 million	1 account with assets of $0.9 million
Benjamin Bahr	Real Assets Fund	1 account with assets of $9.4 million	Real Assets Fund	$100,001-$500,000	None	None
John Masi	Real Assets Fund	1 account with assets of $9.4 million	Real Assets Fund	$100,001-$500,000	None	None
George Ross	Real Assets Fund	1 account with assets of $9.4 million	Real Assets Fund	$100,001-$500,000	None	None
David Wang	Real Assets Fund	1 account with assets of $9.4 million	Real Assets Fund	$100,001-$500,000	None	None

*	The data provided herein includes the Funds and the First Eagle Variable Funds, where applicable.
**

Beneficial ownership shown in the table does not reflect certain awards to the portfolio managers made under the Adviser’s long-term incentive plan. Those awards are described in a separate table below.

As noted above, this table does not reflect participation by portfolio managers in the long-term incentive plan established by the Adviser. Awards under that plan are notionally allocated among various First Eagle Funds and result, over time, in payments for the benefit of the portfolio managers that are intended to generally replicate the investment performance of the relevant Funds, subject to customary vesting and forfeiture requirements. Notional investment amounts, when combined with the actual investments by a portfolio manager, would be as follows, in each case reflecting actual investments made as of October 31, 2022 and incentive plan notional investments as of October 31, 2022:

Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by Each Portfolio Manager (Including incentive-plan awards)
Matthew McLennan	Global Fund	Over $1,000,000
	Overseas Fund	Over $1,000,000
	U.S. Value Fund	Over $1,000,000
Kimball Brooker, Jr	Global Fund	Over $1,000,000
	Overseas Fund	Over $1,000,000
	U.S. Value Fund	Over $1,000,000
	Global Income Builder Fund	Over $1,000,000
Matthew Lamphier	U.S. Value Fund	Over $1,000,000
Thomas Kertsos	Gold Fund	$500,001-$1,000,000
Edward Meigs	Global Income Builder Fund	$500,001-$1,000,000
	High Income Fund	$500,001-$1,000,000
Sean Slein	Global Income Builder Fund	$100,001-$500,000
	High Income Fund	$100,001-$500,000
Julien Albertini	Global Income Builder Fund	Over $1,000,000
	Rising Dividend Fund	$500,001-$1,000,000
	Global Fund	Over $1,000,000
Manish Gupta	Rising Dividend Fund	Over $1,000,000
	Global Fund	Over $1,000,000
Christian Heck	Rising Dividend Fund	$100,001-$500,000
	Overseas Fund	$100,001-$500,000
Max Belmont	Gold Fund	$100,001-$500,000
Alan Barr	Overseas Fund	Over $1,000,000
Mark Wright	U.S. Value Fund	$100,001-$500,000
Idanna Appio	Global Income Builder Fund	$100,001-$500,000
William A. Hench	Small Cap Fund	Over $1,000,000
Robert Kosowsky	Small Cap Fund	$100,001-$500,000
Suzanne Franks	Small Cap Fund	$500,001-$1,000,000
Benjamin Bahr	Real Assets Fund	$100,001-$500,000
John Masi	Real Assets Fund	$500,001-$1,000,000
George Ross	Real Assets Fund	$100,001-$500,000
David Wang	Real Assets Fund	$100,001-$500,000

The following table provides information as of October 31, 2022 relating to the other accounts managed by the portfolio managers with respect to which the advisory fee is based on the performance of the account:

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	None	1 account with assets of $5.1 billion	None
Kimball Brooker, Jr	None	2 accounts with assets of $6.7 billion	None
Matthew Lamphier	None	None	None
Thomas Kertsos	None	None	None
Edward Meigs	None	1 account with assets of $1.7 billion	None
Sean Slein	None	1 account with assets of $1.7 billion	None
Julien Albertini	None	1 account with assets of $200 million	None
Manish Gupta	None	None	None
Christian Heck	None	None	None
Max Belmont	None	None	None
Alan Barr	None	None	None
Mark Wright	None	None	None
Idanna Appio	None	None	None
William A. Hench	None	None	None
Robert Kosowsky	None	None	None
Suzanne Franks	None	None	None
Benjamin Bahr	None	None	None
John Masi	None	None	None
George Ross	None	None	None
David Wang	None	None	None

*	The data provided herein includes the Funds and the First Eagle Variable Funds, where applicable.

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of each Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s investment teams. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of the portfolio managers listed above may receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the portfolio managers listed above may be assisted by a team of professionals, such as Associate Portfolio Managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Global Value and Small Cap Teams and provides information regarding their professional backgrounds.

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Julien Albertini

Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French. Mr. Albertini manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Manish Gupta, manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edwards Meigs, Sean Slein and Idanna Appio, and manages Rising Dividend Fund with Portfolio Managers Manish Gupta and Christian Heck.

Beverages, healthcare equipment & services, commercial services, and diversified industrials

Idanna Appio

Ms. Appio joined the Adviser in September 2015. Prior to joining the firm, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman. Ms. Appio received her PhD in economics from the University of Washington and her undergraduate degrees in business and international relations from the Wharton School and the University of Pennsylvania. Ms. Appio manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edwards Meigs, Sean Slein and Julien Albertini.

Sovereign debt and currencies

Stefanie Bachhuber, CFA

Ms. Bachhuber joined the Adviser in September 2011 from Dwight Asset Management, where she spent 10 years as a senior credit analyst covering primarily consumer-focused industries. Prior to joining Dwight, she held positions with Mt. Washington Investment Group (a division of The St. Paul), Friedman, Billings, Ramsay, and Federated Investors. Ms. Bachhuber received her MBA from Duke University and her BSM from Tulane University.

Corporate credits for consumer, retail, textile, apparel, waste management, tobacco, home building and building materials and autos

Andrew Bahl, CFA

Mr. Bahl joined the Adviser in September 2011 from Dwight Asset Management where he was an associate credit analyst covering the Transportation industry. Prior to Dwight, he was a manager at Protiviti in their financial services team where he executed operational and compliance reviews for clients. Mr. Bahl graduated from Washington and Lee University with a Bachelor of Science degree in Business Administration.

Corporate credits for manufacturing, transports, aerospace and defense, gaming, lodging, leisure, metals and mining and chemicals

Benjamin Bahr, CFA

Mr. Bahr joined the Adviser in July 2015. Prior to joining the firm, Mr. Bahr was at AllianceBernstein, where he spent four years as a research analyst covering the telecom and utilities sectors for the firm’s value strategies. Previously, he worked as an Investment Banking analyst at Deutsche Bank Securities in New York. Mr. Bahr received his BBA degree in Finance from the University of Notre Dame and his MBA from Columbia University. Mr. Bahr manages Real Assets Fund with Portfolio Managers John Masi, George Ross and David Wang.

Chemicals, exploration & production, banks, other financials, autos and agricultural commodities

Alan Barr, CFA

Mr. Barr joined the Adviser as a research analyst in March 2001. As an equity research analyst, he spent four years at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications. Mr. Barr manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Christian Heck.

Forestry & paper, personal & household goods and retail

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Max Belmont, CFA

Mr. Belmont joined the Adviser as a research analyst covering precious metals in April 2014. He began his career with Tradestar Capital as an equities trader. After receiving his MSc in 2010, he joined the private wealth division of Merrill Lynch in New York, where he spent three years as a general investment associate covering global equities. More recently he served as an analyst at U.S. Trust within the Investment Solutions Group. Mr. Belmont is a graduate of Nuertingen- Geislingen University in Germany, where he earned his MSc in International Finance with honors. Mr. Belmont, an Associate Portfolio Manager, manages Gold Fund with Portfolio Manager Thomas Kertsos.

Mining (precious metals) and aerospace & defense

Kimball Brooker, Jr

Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker is the Co-Head of the First Eagle Global Value Team and manages Global Fund with Portfolio Managers Matthew McLennan, Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Matthew McLennan, Christian Heck and Alan Barr, manages U.S. Value Fund with Portfolio Managers Matthew McLennan, Matthew Lamphier and Mark Wright, and manages Global Income Builder Fund with Portfolio Managers Edward Meigs, Sean Slein, Julien Albertini and Idanna Appio.

Banks, commercial services, financial services and holding companies

Frank Francese.

Mr. Francese is a senior research analyst on the Small Cap team. Prior to joining the Adviser in 2022, Mr. Francese spent 14 years focused on advising businesses executing strategic turnarounds and transformations. Mr. Francese has 30-plus years of cross-functional experience in the financial industry, holding senior positions in equity research, institutional equity sales and trading, and expert networks. He began his financial career as a research analyst at Drexel Burnham Lambert. Mr. Francese earned a BA in computer science and math from LeMoyne College and an MBA in finance and management from Fordham University.

Suzanne Franks

Ms. Franks joined the Adviser in April 2021. Ms. Franks is an Associate Portfolio Manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Ms. Franks was an assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners. Before that she founded Vivid Research Inc., an independent research boutique focused on companies facing opportunistic or event-driven catalysts. Previously, she was a principal and portfolio manager at Opportunity Research Group. Ms. Franks earned a BBA in finance, magna cum laude, from Texas A&M University and an MBA from The University of Chicago Booth School of Business. Ms. Franks manages Small Cap Fund and Smid Cap Fund with Portfolio Managers William A. Hench and Robert Kosowsky.

Fernando Freijedo

Mr. Freijedo is a sovereign research analyst on the Global Value team. Prior to joining the Adviser in April 2022, Mr. Freijedo was a senior associate analyst in the sovereign risk group at Moody’s Investor Service monitoring the creditworthiness of sovereigns and multinational development banks in Latin America and the Caribbean. Before that, Mr. Freijedo was a country analyst for The Economist Intelligence Unit and an analyst at the Center for Financial Research at Torcuato Di Tella University in Buenos Aires. Fernando earned a licentiate degree in economics from the Catholic University of Argentina and a graduate degree in economics from Torcuato Di Tella University.

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Manish Gupta

Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School. He also has an MS in computer science from University of Texas at Austin. Mr. Gupta manages Global Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Julien Albertini, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Christian Heck.

Technology, media & telecom, transport & logistics

Christian Heck, CFA

Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, Christian spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Christian is a graduate of Wright State University and was awarded his MBA from Yale School of Management. Mr. Heck is fluent in German. Mr. Heck manages Overseas Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Alan Barr, and manages Rising Dividend Fund with Portfolio Managers Julien Albertini and Manish Gupta.

Retail, travel & leisure, healthcare equipment & services, industrial machinery

William A. Hench

Mr. Hench joined the Adviser in April 2021. Mr. Hench is head of the Small Cap team and lead portfolio manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Mr. Hench was portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners, where he worked for 18 years. Before that, he spent 10 years in the institutional equity business in Boston and New York, most recently with JP Morgan. He began his professional career as a CPA with Coopers and Lybrand. Mr. Hench earned a bachelor’s degree from Adelphi University. Mr. Hench manages Small Cap Fund and Smid Cap Fund with Portfolio Managers Robert Kosowsky and Suzanne Franks.

Emily Howard

Ms. Howard joined the Adviser in September 2018 as a sovereign research analyst. Prior to joining the firm, Ms. Howard was a country risk specialist at the Federal Reserve Bank of New York, where, over the years, she covered advanced economies as well as emerging and frontier markets across Europe, Eurasia, Latin America, South America and Africa. Ms. Howard completed her undergraduate studies at New York University and received her MA in international economics and foreign affairs from the Johns Hopkins School of Advanced International Studies.

Sovereign debt

Adrian Jones

Mr. Jones joined the Adviser as a senior research analyst in April 2018. Previously, Mr. Jones was a senior analyst at King Street Capital Management, a distressed/value hedge fund. Prior to that, he was a co-founder of Artemis Partners, L.P., a portfolio manager at ING Investment Management, an equity analyst at Soros Fund Management and an investment banking analyst at Lazard Frères Co. Mr. Jones earned his BA in art history at Yale University.

Investment grade fixed income

Lina Kabaria, CFA

Ms. Kabaria joined the Adviser in September 2015. Prior to joining the firm, Ms. Kabaria was a High Yield research analyst for J.P. Morgan covering the telecommunications and technology industries. Previously, she was a fixed income associate in J.P. Morgan Asset Management’s Private Placement Mortgage Fund group. She received her Bachelor of Science in Finance and Computer Science from Rutgers University.

Corporate credits for healthcare, paper and packaging, financials, telecommunications

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Thomas Kertsos

Mr. Kertsos joined the Adviser in May 2014 as a senior research analyst covering gold and gold mining. Prior to joining the firm, Mr. Kertsos was an associate analyst covering precious metals and mining in the Global Research Group of Fidelity Management & Research. He earned his MSc in Accounting and Finance from the London School of Economics and Political Science and his BSc in Economics and Finance from Athens University of Economics and Business. Mr. Kertsos manages Gold Fund with Associate Portfolio Manager Max Belmont. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2015.

Mining (precious metals) and marine transportation

Robert Kosowsky, CFA

Mr. Kosowsky joined the Adviser in April 2021. Mr. Kosowsky is an Associate Portfolio Manager of the Smid Cap Fund and the First Eagle Small Cap Opportunity Fund. Prior to joining First Eagle in April 2021, Mr. Kosowsky was an assistant portfolio manager of the Small Cap Opportunistic Value strategy at Royce Investment Partners. Before that he held various analyst roles at Sidoti & Company, OFI Institutional Asset Management, Ballentine Partners and Thomson Financial. Mr. Kosowsky earned a bachelor’s degree in finance from Boston College and an MBA from Vanderbilt University, and he holds the Chartered Financial Analyst designation. Mr. Kosowsky manages Small Cap Fund and Smid Cap Fund with Portfolio Managers William A. Hench and Suzanne Franks.

Kevin Kuzio, CFA

Mr. Kuzio joined the Adviser in December of 2011. Prior to joining the Adviser, he spent nine years as a senior credit analyst for Dwight Asset Management LLC, where he focused on both investment grade and high yield opportunities, serving as the Head of Credit Research for the last year. Previously, he spent five years at KDP Investment Advisors as a senior high yield analyst responsible for airlines and technology and media coverage. Prior to that, he served as senior vice president at Catalyst Financial Group. Mr. Kuzio received his B.Mus. from Susquehanna University and his MBA from Katz Graduate School of Business, University of Pittsburgh.

Corporate credits for technology, media, airlines, energy, coal, and entertainment

Matthew Lamphier, CFA

Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Kimball Brooker. Prior to that he was an Associate Portfolio Manager of the U.S. Value Fund since 2011.

Director of Research, railroads, aerospace and defense

John Masi, CFA

Mr. Masi joined the Adviser in April 2012. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York-based long/short equity hedge fund, where he was a generalist research analyst. Mr. Masi received his BA in physics from Harvard University and his MBA from Columbia University.

Utilities, diversified industrials, commercial vehicles & trucks, infrastructure and insurance

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Matthew McLennan, CFA

Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co- Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as The University of Queensland in America, Harvard School of Public Health, Trinity School and The Library of America. Mr. McLennan manages Global Fund with Portfolio Managers Kimball Brooker, Jr., Manish Gupta and Julien Albertini, manages Overseas Fund with Portfolio Managers Kimball Brooker, Jr., Christian Heck and Alan Barr, and manages U.S. Value Fund with Portfolio Managers Kimball Brooker, Jr., Matthew Lamphier and Mark Wright.

Co-Head of the First Eagle Global Value Team

Edward Meigs, CFA

Mr. Meigs joined the Adviser in October 2011. Prior to joining the firm, he was a Portfolio Manager of the Dwight High Yield Fund at Dwight Asset Management Company LLC. Previously, he spent four years at Mount Washington Investment Group as a High Yield Portfolio Manager. Prior to that, he served as Vice President at Falcon Asset Management. He began his career at Wheat First as a Credit Analyst. Mr. Meigs received his AB from Occidental College and his MBA from the Kellogg Graduate School of Management at Northwestern University. Mr. Meigs manages High Income Fund with Portfolio Manager Sean Slein, and manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Sean Slein, Julien Albertini and Idanna Appio.

Corporate credits for banks

Adam Mielnik, CFA

Mr. Mielnik is a senior research analyst for the Smid Cap Fund and Small Cap Fund. Prior to joining First Eagle in April 2021, Mr. Mielnik was a senior analyst for the Small Cap Opportunistic Value strategy at Royce Investment Partners. Mr. Mielnik earned a bachelor’s degree from Fordham University, and he holds the Chartered Financial Analyst designation.

Ben Offen

Mr. Offen joined the Adviser in February 2021. Currently, Mr. Offen is a research analyst on the Global Value team with generalist coverage. Prior to joining First Eagle, he worked as an investment analyst covering non-US industrials at Lord Abbett. Mr. Offen earned a BA with honors from the University of Chicago.

George Ross, CFA

Mr. Ross joined the Adviser in 2003 and has performed a number of roles. Currently, Mr. Ross is a senior research analyst with responsibility for metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit. Previously, Mr. Ross served as director of research and portfolio manager for the Adviser’s Event Driven team. Prior to joining the firm, Mr. Ross worked for seven years in the technology sector, ending as a senior engineer for I-Deal LLC. Mr. Ross earned a BA in political economy and literature from Tulane University and an MFA in writing from the University of Iowa. Mr. Ross manages Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and David Wang.

Metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit

Mark Salamone

Mark Salamone is a trader for the Small Cap and Global Value teams, and a trader/analyst for the Smid Cap Fund. Prior to joining First Eagle in October 2021, he spent 19 years at Royce Investment Partners as director of technical analysis and a trader. Before that, Mr. Salamone held a role in broker-dealer services at The Rushmore Fund. He started his career as a personal financial advisor at Ameriprise Financial. Mr. Salamone earned a BA in government and political science from the University of Maryland and holds the Chartered Market Technician designation.

Portfolio Managers	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Connor Sheehy

Mr. Sheehy joined the Adviser in 2022 and is a research analyst on the Small Cap team. Mr. Sheehy earned a BS in business from the Stern School of Business at New York University. While at New York University, Mr. Sheehy held internships at Neuberger Berman, Credit Capital Investments and Corning Incorporated.

Sean Slein, CFA

Mr. Slein joined the Adviser in October 2011. Prior to joining the firm, he was a Portfolio Manager of the Dwight High Yield Fund at Dwight Asset Management Company LLC. Previously, he spent two years as a fixed income analyst in the private placement department of Allstate Insurance Company. He began his career on the floor of the Chicago Mercantile Exchange as an options strategist with Discount Corporation of New York Futures. Mr. Slein received his BA from the University of Notre Dame and his MBA from the University of Chicago Booth School of Business. Mr. Slein manages High Income Fund with Portfolio Manager Edward Meigs, and manages Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edward Meigs, Julien Albertini and Idanna Appio.

Corporate credits for utilities

Neil Valecha

Mr. Valecha joined the Adviser in April 2021. Currently, Mr. Valecha is a research analyst on the Global Value team with generalist coverage. Prior to joining First Eagle, he worked as a senior associate covering energy at Dodge & Cox and previously served as a macroeconomic research assistant while studying at the University of Michigan. Mr. Valecha earned a BA from the University of Pennsylvania.

David Wang, CFA

Mr. Wang joined the Adviser in January 2017. He previously spent five years as a research associate covering energy, industrials and healthcare services at Dodge & Cox in San Francisco. He received his undergraduate degrees from the University of Pennsylvania in Economics and Electrical Engineering and his MBA from Harvard University. Mr. Wang manages Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and George Ross.

Building materials and building products, real estate, healthcare and holding companies, brokers and exchanges, and food

Mark Wright, CFA

Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT. Mr. Wright manages U.S. Value Fund with Portfolios Managers Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier.

Banks, credit cards & payments and other financials, and tobacco

Melody Zhang

Ms. Zhang is a research analyst on the Global Value team with generalist coverage. Ms. Zhang joined the Adviser in June 2022. A recipient of the First Eagle Investments Foundation Scholarship, Ms. Zhang previously served as an intern on the Global Value team while completing her MBA studies at Columbia Business School, where she was part of the Value Investing Program. Before that, she held multiple financial analyst positions at Canadian Tire and was a summer analyst at RBC Capital Markets. In addition to her MBA from Columbia, Ms. Zhang earned a bachelor of commerce from Smith School of Business, Queen’s University.

Conflicts of Interest

Personnel of the Adviser (including the Funds’ portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize investment programs that are substantially similar to those of one or more Funds managed by such personnel, including, in certain cases, proprietary and related accounts, and accounts that provide for incentive compensation (including performance fees). In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts related to the Adviser or its affiliates), some of which may provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities present conflicts between the interests of a Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services when selecting brokers, dealers or other execution parties, may give rise to conflicts of interest as discussed under the heading Portfolio Transactions and Brokerage. Conflicts also may be presented by portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in all of the Funds that they manage (and are not invested in one Fund or another to the same extent).

Acting for more than one account also can present other conflicts and potential limitations on activities. For example, each account may have varying short- and long-term interests or may be subject to different account requirements. When such interests or account requirements conflict, the Adviser generally seeks to balance its respective interests in good faith. There also may be instances, especially with larger portfolio positions, when the activities of one or more accounts can operate to restrict further investment decisions for the position.

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with Blackstone Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Funds may have with those businesses or funds, clients or portfolio companies associated with them. For example, should the Adviser wish to cause the Funds to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Funds may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Funds to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and a Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Funds’ assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Funds would otherwise invest, with potentially divergent interests as between the Funds and Blackstone/Corsair.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Funds from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Funds’ assets. It is the policy of the Adviser to vote proxies on behalf of each client (e.g., each of the Funds) in a manner that serves the best interest of the client and enhances the economic value of the underlying portfolio securities held in the client’s account.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser utilizes Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting service, for recommendations as to voting on particular issues, for technical assistance in tracking instances in which the Funds have the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the relevant ISS proxy guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals, which typically seek to be consistent with the best interests of the client and with enhancing the economic value of the underlying portfolio securities. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser utilizes principally on proxy voting services provided by ISS. As a practical matter, in most cases, the Adviser votes client proxies in a manner consistent with the voting recommendation of the third-party services. However, the Adviser evaluates individual proxies in accordance with the Policies and may determine to depart from the recommendation of its proxy voting service provider in voting a proxy.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Trust at 800.334.2143; or (ii) at www.firsteagle.com/individuals-home. This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUNDS’ SHARES

FEF Distributors, LLC serves as the Distributor of the Funds’ shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser. FEF Distributors, LLC’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Each Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund’s outstanding Class A shares. Each applicable Fund pays the Distributor Rule 12b-1 distribution and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund’s outstanding Class C shares. Each applicable Fund pays the Distributor Rule 12b-1 distribution and service fees on Class R3 shares at the combined annual rate of up to 0.35% of the average daily net assets of each Fund’s outstanding Class R3 shares. Each applicable Fund pays the Distributor a Rule 12b-1 fee on Class R4 shares at the annual rate of up to 0.10% of the average daily net assets of each Fund’s outstanding Class R4 shares. These payments (other than service fees), which generally are made on a monthly basis, also may be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds’ Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the 1933 Act. Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Funds agree to indemnify the Distributor against certain liabilities under the 1933 Act. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

The Funds’ Rule 12b-1 Plan is a compensation plan, which means that the Funds pay the Distributor for distributor services based on the net assets of the covered shares. The Distributor pays financial services firms’ fees for distributing the applicable shares. The Class I shares, Class R5 and Class R6 shares of the Funds do not participate in the Plan.

Under the Rule 12b-1 Plan, for the fiscal year ended October 31, 2022, the Distributor paid $63,165,404 to financial services firms as fees for distribution of Fund shares, $56,249,693 for compensation and overhead for internal marketing personnel, $1,480,448 for payments to marketing consultants and for other professional services, and $6,803,422 for miscellaneous distribution-related costs. These payments aggregated $127,698,967, of which $64,225,153 was paid by the Distributor from amounts received by it under the Funds’ Rule 12b-1 Plan (which amounts included $1,059,749 retained by the Distributor under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor from its own assets. For the fiscal years ended October 31, 2021 and October 31, 2020, the Distributor received $75,883,304 and $82,217,784, respectively, under the Funds’ Rule 12b-1 Plan which amounted to $1,239,483 and $1,119,026 retained by the Distributor, respectively.

For the fiscal year ended October 31, 2022, the Distributor received $493,342 in net underwriting discounts and commissions, $348,751 in compensation on redemptions and repurchases and $0 in other compensation from the Funds.

A Fund may enter into arrangements with financial intermediaries to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, DST Systems, Inc. (“DST”). As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. A Fund may compensate the institution rendering such services on a per-account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases, a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, financial intermediaries may realize a profit in connection with such services. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below.) Sub-transfer agency fees can comprise a substantial portion of the Funds’ ongoing expenses (except in the case of Class R6 shares, where such fees are not paid). While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Funds and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Funds and the Adviser.

For the 12-month period ended December 31, 2022, total sub-transfer agency payments of this nature made by the Funds were approximately $48,386,191, comprising a substantial portion of the Funds’ ongoing expenses.

Additional payments relating to sub-transfer agency services may be paid by the Distributor, the Adviser or an affiliate out of its or their own resources which is sometimes considered a form of “revenue sharing” (as further discussed below). For the 12-month period ended December 31, 2022, $30,948,302 in additional sub-transfer agency payments were made by the Distributor, the Adviser or affiliates.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments—sometimes referred to as “revenue sharing”—to broker-dealers or financial intermediaries for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. Although a broker-dealer or financial intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in a Fund, the aggregate amount of these payments to broker-dealers or financial intermediaries may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, broker-dealers or financial intermediaries may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker-dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker-dealer personnel about the Funds and shareholder financial planning assistance. To the extent that broker-dealers or financial intermediaries receiving revenue sharing payments sell more shares of a Fund, the Distributor, the Adviser or an affiliate benefit from the increase in Fund assets as a result of the distribution fees (if applicable) and management fees they receive from the Fund, respectively. However, the Distributor, the Adviser or an affiliate does not consider a broker-dealer or financial intermediary’s sale of shares of a Fund when selecting brokers or dealers to effect portfolio transactions for the Funds.

Revenue sharing also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectuses. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the broker-dealer or financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the broker-dealer or financial intermediary or overall asset levels of the Funds held for or by clients of the broker-dealer or financial intermediary, the willingness of the broker-dealer or financial intermediary to allow the Distributor, the Adviser or an affiliate to provide educational and training support for the broker-dealer’s or financial intermediary’s sales personnel relating to the Funds, as well as the overall quality of the services provided by the broker-dealer or financial intermediary. No such payments are made by reference to Class R3, Class R4, Class R5 or Class R6 shares or to the assets of these classes.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Distributor, the Adviser or an affiliate also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

As of December 31, 2022, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Funds are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients). The Distributor, the Adviser and/or an affiliate may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other broker-dealers or financial intermediaries. The Distributor, the Adviser and/or an affiliate also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in this paragraph.

Parties Having Revenue Sharing Agreements with the Distributor, the Adviser or an Affiliate
Ameriprise Financial Services, Inc.
E*Trade Securities LLC
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
LPL Financial LLC
Merrill, Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Northwestern Mutual Investments, LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Wells Fargo Advisors, Inc.

The above-listed revenue sharing counterparties may change from time to time. For the 12-month period ended December 31, 2022, total revenue sharing payments made to parties with whom the Distributor, the Adviser or an affiliate maintains a revenue sharing agreement represented approximately 0.05% of the average net assets across the First Eagle Funds complex.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

Custodial Risks for Shares Held Through Financial Intermediaries

As described above, investors may purchase a Fund’s shares either through the Distributor or from selected securities dealers or other intermediaries authorized to effect those transactions. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

FUND SHARES

The shares of beneficial interests of the Trust are currently classified as Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares of the Global Fund, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares of the Overseas Fund, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares of the U.S. Value Fund, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares of the Gold Fund, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares of the Global Income Builder Fund, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares of the High Income Fund, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares of the Rising Dividend Fund, Class A shares, Class I shares and Class R6 shares of the Small Cap Fund, Class A shares, Class A shares, Class I shares and Class R6 shares of the Smid Cap Fund and Class I shares and Class R6 shares of the Real Assets Fund. All shares issued and outstanding are redeemable at net asset value at the option of shareholders. When shares are held in a dealer’s “street name”, they generally are redeemable only through the dealer account in which they are held. Shares have no preemptive rights. Not all financial intermediaries will be authorized to sell and hold all classes of shares.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series or classes of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law. Each share of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Subject to the limitations and eligibility requirements disclosed in a Fund’s Prospectus and this Statement of Additional Information and to any conversion procedures, including shareholding periods and/or conversion charges, the shares of each Fund may be converted as follows. You may convert Class A shares and Class C shares of a Fund having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A and Class C shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same Fund. You also may convert Class C shares of a Fund into Class A shares or Class I shares of the same Fund, provided that such conversion is taking place in a broker-dealer sponsored fee-based or “wrap” account or for accounts investing through an investment adviser or financial planner who charges a consulting, management or other fee for its services. Class C shares of a Fund automatically convert to Class A shares of that Fund eight years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another First Eagle Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, a Fund may not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. A Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. Shareholders holding shares of the Funds through such accounts may contact their intermediary with questions regarding conversions. Assuming you meet the Class R3, Class R4, Class R5 and Class R6 eligibility requirements, you may convert shares of any other class to Class R3, Class R4, Class R5 and Class R6 shares of the same Fund. Only Class C shares held longer than 13 months may be converted.

All conversions will take place at net asset value and generally should not result in the realization of income or gain for federal income tax purposes. The Funds reserve the right to refuse any conversion requests. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. Certain intermediary-related terms also are described in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

A Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

A Fund may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account held directly with the Fund based on a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” is defined in FINRA Rule 2165 to be an individual who is a natural person (i) age 65 and older or (ii) age 18 and older who the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. A Fund will immediately initiate an internal review of the facts and circumstances that caused the transfer agent to reasonably believe that the temporary hold is warranted under FINRA Rule 2165. However, the transfer agent and/or a Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor a Fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.

Not all Trust shares are made generally available for purchase.

COMPUTATION OF NET ASSET VALUE

Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of a Fund are treated as liabilities of a Fund for this purpose and therefore reduce a Fund’s net asset value. Generally, expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such expenses may include (1) management and administrative fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and startup costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include Rule 12b-1 distribution fees, shareholder servicing fees and fees paid to intermediaries for so-called sub-transfer agency fees, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios.

When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures adopted by the Board of Trustees. Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, a Fund’s portfolio holdings are reported to the SEC within 60 days after the end of the Fund’s relevant first or third fiscal quarterly period. Full portfolio holdings, as well as certain statistical information relating to portfolio holdings such as country or sector allocations, are posted to the Funds’ website on a monthly basis within 15 days after the end of each month. These postings can be located under “Monthly Holdings” and/or behind the Portfolio tab on each Fund’s section of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available. As should be clear, because the Funds consider current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Funds, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Funds. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Funds’ custodian (JPMorgan Chase Bank, N.A.) (full portfolio daily, no lag) and internal and external accounting personnel (full portfolio daily, no lag), third party legal advisers, the Funds’ independent registered public accounting firm, various portfolio management and/or trading systems, execution and/or compliance management systems and settlement systems (Charles River Development, Global Trading Analytics LLC, Electra Information Systems, SS&C Evare, AcadiaSoft ProtoColl Collateral System, GTSS, FX Connect, Omgeo, FundApps and CapIQ) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, ACA Performance Services in connection to GIPS verification (disclosure may vary but include full portfolio at month-end, no lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag), Ernst & Young LLP, in connection with tax analysis (full portfolio monthly, no lag) and the following mutual fund rating/ranking organization, whose further dissemination is subject to the subscription rules of this rating/ranking organization: MSCI (full portfolio daily, no lag). On occasion the Funds may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Funds’ regular pricing and fair valuation services are Refinitiv, ICE Data Services, Bloomberg L.P., IHS Markit, JPMorgan Pricing Direct, Inc (all such services have access to some or all of the portfolio daily, no lag). The Funds will also disclose information regarding portfolio transactions and portfolio holdings FIS Employee Compliance Manager (f/k/a FIS Protegent PTA), a personal trading compliance system (daily, no lag) through portfolio transaction reports in which the Funds’ portfolio accounts are not identified.

Limited portfolio holdings information also may be released to other third parties more frequently than described above. By way of example, portfolio holdings information concerning a security held by any of the Funds may be disclosed to the issuer of that security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Funds’ policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Funds nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act. Related issues will be brought to the attention of the Trustees on an as appropriate basis.

In addition, the Adviser manages other accounts such as separately managed accounts and other pooled investment vehicles that have the same or substantially similar investment objectives and strategies to those of the Funds, and therefore, the same or substantially similar portfolio holdings. The portfolio holdings of these accounts and/or funds are made available to certain parties on a more timely basis than Fund portfolio holdings are made publicly available as specified in this Statement of Additional Information. It is possible that any such recipient of these holdings could trade ahead of or against a Fund based on the information received.

The Funds or its affiliates may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Funds’ portfolio securities or may state that the Funds recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, Sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Trust’s Prospectuses. While sales charges for investors residing outside the United States may vary from those listed in the statutory prospectuses, the Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record (including Army Post Office (APO), Fleet Post Office (FPO) and Diplomatic Post Office (DPO) addresses) and (ii) all account owners residing in the United States at the time of sale. Any existing account that is updated to reflect a non-U.S. address also may be restricted from making additional investments. As stated in the Prospectuses, shares of each Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, FEF Distributors, LLC, FE Holdings, certain other subsidiaries of FE Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

DIVIDENDS AND DISTRIBUTIONS

It is each Fund’s policy to make annual distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the date immediately preceding the payment date. The Funds pay ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Funds will be reduced by the amount of the payment.

As a supplement to their annual distributions of net investment income and net realized capital gains (which are intended to assure compliance with Subchapter M of the Code), certain Funds make regular distributions of net investment income throughout the year. In particular, Global Income Builder Fund and High Income Fund each intend to make regular, monthly distributions. The Rising Dividend Fund intends to make regular, quarterly distributions.

In certain circumstances, compliance with Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder, could have a material adverse effect on a Fund’s investment program and the tax consequences to a Fund and its shareholders. The Global Income Builder Fund and High Income Fund intend to make regular, monthly distributions of investment company taxable income as ordinary dividends and to make one distribution of net capital gain as a capital gain dividend each year. However, it is often difficult to determine a Fund’s expected investment company taxable income for the applicable year. If, due to late-year losses or otherwise, a Fund overdistributes its investment company taxable income for the taxable year though such regular, monthly distributions, it may be more tax efficient for a Fund and its investors if the Fund were to report such overdistribution amount as capital gain dividends. However, the Funds are subject to Rule 19b-1 under the 1940 Act, which generally limits a Fund to one long-term capital gain distribution per taxable year of the Fund, subject to certain exceptions. If the Fund is unable to obtain relief from the SEC to report such overdistribution amount as capital gain dividends, a Fund could be required to retain and pay U.S. federal income tax on a portion of its net capital gains, shareholders could be subject to U.S. federal income tax at higher tax rates on a portion of the dividends paid by the Fund, and shareholders could receive taxable dividends from the Fund prior to the time at which they otherwise would have.

CONTRACTUAL ARRANGEMENTS

The Funds are parties to contractual arrangements with various parties who provide services to the Funds, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Funds. Also, while the Prospectus and this Statement of Additional Information describe pertinent information about the Trust and the Funds, neither the Prospectus nor this Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.

TAX STATUS

Each Fund has elected and intends to qualify annually as a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify as a RIC for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

Each Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a RIC for such taxable year.

If a Fund fails to qualify for taxation as a RIC for any taxable year, the Fund’s income will be taxed at the Fund level at regular corporate rates. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. Each Fund has elected and intends to qualify annually as a RIC under the Code.

If a Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. A Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if a Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. A Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. A Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

For purposes of determining the amount of its investment company taxable income and net capital gains that a Fund has distributed to its shareholders for a taxable year, each Fund may elect to treat certain distributions paid in the following taxable year as having been paid in the earlier taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Finally, any foreign currency transactions that are not directly related to a Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund invests in certain precious metals and related contracts through a wholly-owned subsidiary (each, a “Cayman Subsidiary”). These Cayman Subsidiaries are First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle Global Real Assets Cayman Fund, Ltd. Each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund is a “United States shareholder” with respect to such subsidiary, and the subsidiary is a “controlled foreign corporation” under the Code. As such, each of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Real Assets Fund is required to include in gross income for U.S. federal income tax purposes all of the applicable Cayman Subsidiary’s “subpart F income,” including net gains from commodities, such as gold bullion, whether or not such income is distributed by the applicable Cayman Subsidiary. If a net loss is realized by a Cayman Subsidiary, such loss is not generally available to offset income earned by the applicable Fund.

As noted above, to qualify as a RIC, a Fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain related instruments generally do not constitute qualifying income for purposes of such annual 90% gross income test. The IRS has issued a number of private letter rulings to RICs concluding that “subpart F income” from an investment in a wholly-owned foreign subsidiary that invests in commodities and related commodity-linked derivatives constitutes qualifying income, but each of these private letter rulings applies only to the taxpayer that received it and may not be used or cited as precedent. Certain First Eagle funds have obtained a similar ruling from the IRS. However, the IRS has since suspended the issuance of such rulings and has been reviewing its policy in this area, preventing any Fund from requesting and receiving a similar ruling. It is possible that, as a consequence of its review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that “subpart F income” from a Cayman Subsidiary does or will not constitute qualifying income for purposes of the annual 90% gross income test. In such a case, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund or Real Assets Fund could fail to qualify as a RIC, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the applicable Fund. A Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. Provided that certain holding period requirements are met at the Fund and shareholder levels, to the extent that a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so reported by the Fund in a written statement to shareholders.

Any dividends paid by a Fund that are attributable to distributions from REITs will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates applicable to certain Fund dividends earned by non-corporate shareholders (including individuals). However, for tax years before January 1, 2026, dividends attributable to distributions from REITs (other than capital gain dividends, as defined in section 857(b)(3) of the Code, and qualified dividend income) may be treated by non-corporate shareholders as “qualified REIT dividends” and such shareholders generally may deduct 20% of the amount of qualified REIT dividends they receive from their taxable income under section 199A of the Code, if such shareholders meet the holding period requirements for their Fund shares, described in the next sentence, and the Fund satisfies similar holding period requirements for the REIT shares. The shareholder holding period requirements are met if the Fund shares are held by the shareholder for more than 45 days (taking into account the principles of section 246(c)(3) and (4) of the Code) during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend, but only if and to the extent the shareholder is not under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Certain types of income received by a Fund from its investment in mortgage REITs may cause the Fund to report some of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income would: (i) constitute taxable income, as “unrelated business taxable income”, for those shareholders who would otherwise be exempt from U.S. federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by current, carryforward or carryback net operating losses; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if “disqualified organizations,” as defined by the Code, own shareholders in the Fund.

A Fund tries to avoid investing in mortgage REITs that are expected to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a mortgage REIT’s investments may be inadequate or inaccurate, or because a mortgage REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in mortgage REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

As described above, a Fund may invest in MLPs. An MLP treated as a partnership for U.S. federal income tax purposes does not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, a Fund is required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by such MLP regardless of whether the MLP distributes cash to the Fund. Because a Fund may recognize income from an MLP in excess of the cash distributions received from the MLP, a Fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a RIC and to avoid U.S. federal income and excise taxes. Distributions to a Fund from an MLP that is treated as a partnership for U.S. federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of marketable securities) distributed exceeds the Fund’s basis in its MLP interest. A Fund’s basis in such an MLP generally is equal to the amount the Fund paid for its interest in the MLP (i) increased by the Fund’s allocable share of the MLP’s net income and certain MLP debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s net losses and distributions received by the Fund from the MLP. Any distributions by an MLP to the Fund in excess of the Fund’s allocable share of the MLP’s net income will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized by the Fund when it sells its interest in the MLP.

An MLP could be treated as a corporation for U.S. federal income tax purposes, generally based on the kinds of income generated by the MLP, in which case the MLP would be required to pay U.S. federal income tax on its net income at the regular corporate rate. Taxation of an MLP in which a Fund invests would result in a reduction of the value of a Fund’s investment in the MLP and, consequently, your investment in a Fund.

As noted above, to qualify as a RIC, a Fund must derive at least 90% of its gross income each taxable year from certain specified sources. If the MLP is not a qualified PTP, the income of the MLP would be treated as qualifying income for purposes of the annual 90% gross income test only to the extent such income is attributable to items of income of the MLP that would be qualifying income if realized directly by a Fund. If the MLP is a qualified PTP, all of the net income derived from such qualified PTP would be qualifying income for purposes of the annual 90% gross income test. To qualify as a RIC, a Fund must also satisfy certain quarterly asset diversification tests. If the MLP is not a qualified PTP, in general, a Fund would look through to the underlying assets of the MLP for purposes of applying the quarterly asset diversification tests. If the MLP is treated as a qualified PTP, however, the quarterly asset diversification tests would be applied by treating such qualified PTP as the issuer of securities of such qualified PTP and there would be no look through to the underlying assets of such partnership. Additionally, under the quarterly asset diversification tests, no more than 25% of the value of a Fund’s assets may be invested in securities of one or more qualified PTPs at the end of each calendar quarter.

Investments in MLPs treated as partnerships for U.S. federal income tax purposes may result in shareholders of a Fund being required to either request extensions to file their tax returns or file amended returns. Where a Fund invests in MLPs treated as partnerships for U.S. federal income tax purposes, a Fund will typically not receive its Schedule K-1 tax statements from the MLPs until after the date on which a Fund is required to mail Forms 1099 to its shareholders. Therefore, a Fund may need to send its shareholders corrected Forms 1099 after it receives Schedules K-1 from such MLPs, and this may require shareholders to file amended personal tax returns. Additionally, if a Fund invests in MLPs that are treated as partnerships for U.S. federal income tax purposes, it may be difficult to estimate the income from the MLPs prior to a Fund’s receipt of Schedules K-1 from the MLPs, for purposes of determining the amount a Fund is required to timely distribute each year to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

For tax years before January 1, 2026, non-corporate shareholders who are direct holders of PTPs generally are eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other PTPs in which it invests, and absent any additional guidance, the law does not allow the Fund to pass through to its non-corporate shareholders the special character of this income and to claim a deduction in respect of Fund dividends attributable to such income.

Distributions of net capital gains derived from all sales of portfolio securities by a Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction for corporate shareholders. After the close of each fiscal year, each Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends-received deduction, capital gain dividends, and qualified REIT dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Distributions of gains realized on collectibles, such as gains on gold and silver bullion, held for one year or less, are taxable to a U.S. shareholder as short-term gains. Distributions of gains realized on collectibles held for greater than one year, to the extent properly reported as such by the applicable Fund, are taxable to non-corporate shareholders at a maximum 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments corresponding to such income. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the

Fund must distribute to maintain its status as a RIC and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and interest, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments also may affect the amount of income that a Fund is required to distribute to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

A Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. A Fund also may have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by a Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by a Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by a Fund.

Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.

Certain regulated futures, nonequity options, and foreign currency contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Funds (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that a Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092 of the Code), is not granted by an options dealer (within the meaning of section 1256(g)(8) of the Code) in connection with the options dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If a Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.” Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain “appreciated financial positions” generally if the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options, forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If a Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Such gain or loss generally, as subject to exceptions described below, will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. A redemption of shares by a Fund will be treated as a sale or exchange for these purposes. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds’ investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and the Gold Fund, if such Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. An election to deduct foreign taxes instead of claiming foreign tax credits applies to all foreign taxes paid or accrued in the relevant taxable year. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax, and the Fund would not be able to avoid such tax and interest charge by distributing the “excess distributions” and gain to the Fund’s shareholders. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

A Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, a Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, a Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Each Fund may be required to withhold U.S. federal income tax currently at the rate of 24% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), and applicable “intergovernmental agreements” entered into thereunder, ordinary dividends paid by the Funds to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or applicable W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers regarding FATCA and the application of these requirements to their investments in the Funds.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and reported as such are eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Funds do not intend to report interest-related or short-term capital gain dividends. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Special rules may apply to shareholders who are non-resident aliens or foreign entities receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in United States real property interests (as defined in Section 897(c)(1) of the Code), including certain REITs and United States real property holding corporations (as defined in Section 897(c)(2) of the Code). Fund distributions that are attributable to gain from the disposition of a United States real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

Since, at the time of an investor’s purchase of a Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which may be incurred by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Information on European Union Tax Reclaims

Certain Funds have filed claims pursuant to Article 63 of the Treaty on the Functioning of the European Union (Article 63 EU Tax Reclaims) to recover foreign withholding taxes on dividend and interest income received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Funds will receive a withholding tax refund is within the control of the tax authorities in such countries and European courts. Certain Funds elected to treat foreign source income or foreign withholding taxes paid by the Fund as income taxes earned and paid by the shareholder, which potentially reduced the shareholders U.S. federal income taxes, and may result in an offsetting tax liability to the Fund if the Article 63 EU Tax Reclaims are received. Any additional amounts to which the Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of the applicable Fund at that time, net of any tax liability of the relevant Fund as a result of the Article 63 EU Tax Reclaims amount. Article 63 EU Tax Reclaims amounts received by a Fund will be treated as income and may increase distributions to shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular companies. While not currently utilized, selected brokers may provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Many brokers also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include, but are not limited to, statistical and economic data, research reports on particular companies and industries, and meetings with corporate executives (sometimes referred to as “corporate access”). In general, research and brokerage services obtained from brokers may be used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are generally significantly smaller than a Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are based on the quality and quantity of execution services provided by the executing party and reflect generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. With respect to all of the Funds, on a quarterly basis, the Adviser will voluntarily credit back to the Fund the portion of such commissions paid by the Fund allocable to the provision of research services as described below. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is a component of the Funds’ investment selection process and is either paid for directly by the Adviser (sometimes referred to as “hard dollar” arrangements) or obtained utilizing soft dollars through a commission sharing arrangement (“CSA”). The Adviser has entered into a CSA under which the Adviser executes transactions through, and obtains research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser continues to engage in commission sharing arrangements, many of the same conflicts related to traditional soft dollar arrangements exist.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid directly by the client (although the price may include undisclosed compensation, markups and markdowns) and may involve the designation of selling concessions. Debt instruments also may be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices. Funds that invest exclusively or primarily in debt instruments may nonetheless benefit from research and services received through the use of commissions generated by Funds investing in equity securities.

A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

For the fiscal years ended October 31, 2022, 2021 and 2020, the Funds paid total brokerage commissions of $5,155,766, $4,973,634 and $9,887,367, respectively. These were paid in respect of transactions amounting to $14,426,227,726, $14,207,317,098 and $20,080,340,425, respectively. For the same periods there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser. With respect to all the Funds, of the total brokerage commissions paid during the fiscal year ended October 31, 2022, $0 was paid to firms which provided research, statistical or other services.

The Adviser pays, to the extent possible, in hard dollars out of its own resources for external research received by it, thereby limiting its use of soft dollars. Where the Adviser is not able to pay directly for external research, it continues to use soft dollars paid by the Funds to pay for such research. To the extent the Funds pay commissions that include a research component, the Adviser compensates the Funds for any amounts identified in the CSA as payments for research in the form of a voluntary reimbursement to the Funds made on a quarterly basis. The payment of hard dollars by the Adviser, combined with the reimbursement of amounts identified as payments for research, results in overall lower trading costs to the Funds’ shareholders relative to prior practices. Any such reimbursement is not considered to be related to a loan or advancement to the Adviser. This is because the payment for research by the Adviser in these circumstances is entirely voluntary.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Funds’ assets (and those of the Subsidiaries) is JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Funds’ financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual Reports to Shareholders for the fiscal year ended October 31, 2022, and the report of PwC, are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of the Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

APPENDIX A

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds’ investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “giltedge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

1, 2, or 3

Numerical modifiers 1, 2, 3 to each Moody’s rating category from Aa through Caa to show standing within the rating category.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

A-1

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The S&P ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

FIRST EAGLE FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)	—	Amended and Restated Agreement and Declaration of Trust of Registrant.
(b)	—	Amended and Restated By-Laws of the Registrant.
(c)	—	Specimen Certificates representing shares of Common Stock ($.001 par value).(1)
(d)(1)	—	Investment Advisory Contract between the Registrant and First Eagle Investment Management, LLC (the “Adviser”).
(d)(2)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Rising Dividend Fund (formerly First Eagle Fund of America).
(d)(3)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle High Income Fund (formerly First Eagle High Yield Fund).
(d)(4)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Global Income Builder Fund.
(d)(5)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Small Cap Opportunity Fund.
(d)(6)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle Global Real Assets Fund.
(d)(7)	—	Investment Advisory Contract between the Registrant and the Adviser with respect to First Eagle U.S. Smid Cap Opportunity Fund.
(d)(8)	—	Investment Advisory Contract between the Adviser and First Eagle Global Cayman Fund, Ltd.
(d)(9)	—	Investment Advisory Contract between the Adviser and First Eagle Overseas Cayman Fund, Ltd.
(d)(10)	—	Investment Advisory Contract between the Adviser and First Eagle U.S. Value Cayman Fund, Ltd.
(d)(11)	—	Investment Advisory Contract between the Adviser and First Eagle Gold Cayman Fund, Ltd.
(d)(12)		Investment Advisory Contract between the Adviser and First Eagle Global Real Assets Cayman Fund, Ltd.
(e)(1)	—	Amended and Restated Underwriting Agreement between the Registrant and FEF Distributors, LLC.
(e)(2)	—	Form of Selling Group Agreement.
(f)	—	Not applicable.
(g)(1)	—	Amended and Restated Global Custody Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated April 18, 2017, with amended Exhibit A dated as of June 28, 2022.
(g)(2)		Amendment to Amended and Restated Global Custody Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated September 1, 2022. Filed herewith.
(g)(3)	—	Transfer Agency Agreement between the Registrant and DST Systems, Inc.
(g)(4)	—	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated August 10, 2020.
(g)(5)	—	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated September 27, 2021.
(g)(6)		Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated March 1, 2021. Filed herewith.
(g)(7)		Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated August 15, 2022. Filed herewith.
(h)(1)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle High Income Fund) and the Adviser.
(h)(2)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Global Income Builder Fund) and the Adviser.
(h)(3)	—	Amended and Restated Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Fund) and the Adviser. Filed herewith.
(h)(4)	—	Amended and Restated Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Cayman Fund) and the Adviser. Filed herewith.
(h)(5)	—	Amended and Restated Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A.
(h)(6)		Joinder and Amendment to Amended and Restated Fund Services Agreement between the Registrant and JPMorgan Change Bank, N.A., effective as September 1, 2022. Filed herewith.
(h)(7)	—	Amended and Restated Expense Limitation Agreement between the Registrant (on behalf of First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle U.S Smid Cap Opportunity Fund and First Eagle High Income Fund) and the Adviser. Filed herewith.
(i)	—	Not applicable.
(j)(1)	—	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(j)(2)	—	Shearman & Sterling LLP Opinion with respect to 2004 Reorganization.
(j)(3)	—	Stradley Ronan Stevens & Young, LLP Opinion with respect to the tax consequences of the 2011 Reorganization.
(j)(4)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle High Income Fund (formerly First Eagle High Yield Fund).
(j)(5)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Small Cap Opportunity Fund.
(j)(6)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Global Real Assets Fund.
(j)(7)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle U.S. Smid Cap Opportunity Fund.
(k)	—	Not applicable.
(l)	—	Not applicable.
(m)	—	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors.
(n)	—	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.
(o)	—	Not applicable.
(p)	—	Code of Ethics. Filed herewith.
(q)(1)	—	Powers of Attorney of Lisa Anderson, John P. Arnhold, Candace K. Beinecke, Jean D. Hamilton, James E. Jordan, William M. Kelly and Paul J. Lawler.
(q)(2)	—	Power of Attorney of Peter W. Davidson.
(q)(3)	—	Powers of Attorney of Glenn Mitchell and Masciline Chinongoza.

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

Item 29. Person Controlled or Under Common Control With Registrant

None.

Item 30. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Amended and Restated Agreement and Declaration of Trust, which document is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A (File No. 811-7762)

filed on December 23, 2016, together with the entirety of Article Six of Registrant’s Amended and Restated By-Laws, which document is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 23, 2016.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

First Eagle Investment Management, LLC is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, First Eagle Investment Management, LLC acts as investment adviser to First Eagle Variable Funds, First Eagle Credit Opportunities Fund and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

First Eagle Investment Management, LLC is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), a privately-owned holding company organized under the laws of the State of Delaware, which has a substantial amount of assets under management in the form of non-collective vehicle accounts, and, through the Adviser, Fund accounts, other pooled investment vehicles, and clients including corporations and major retirement plans. In connection with another subsidiary, FEF Distributors, LLC, a registered broker-dealer, the principal underwriter to the Registrant, First Eagle Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s officers are as follows:

Name	Position with the Adviser	Business and Other Connections

Mehdi Mahmud	President and Chief Executive Officer	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC

David O’Connor	General Counsel and Senior Vice President	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Robert Bruno	Senior Vice President	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds; Senior Vice President, First Eagle Credit Opportunities Fund

Brian Margulies	Chief Financial Officer	Senior Vice President, First Eagle Alternative Credit, LLC; prior to January 2020, Chief Financial Officer, Goldman Sachs’s investment management division

Albert Pisano	Chief Compliance Officer, Senior Vice President	Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

Additional information regarding First Eagle Investment Management, LLC is provided in the body of this Registration Statement on Form N-1A under the heading “Investment Advisory and Other Services.”

Item 32. Principal Underwriters

(a)	FEF Distributors, LLC is the Registrant’s distributor (the “Distributor”). It also serves as principal underwriter for First Eagle Variable Funds and First Eagle Credit Opportunities Fund.

(b)	The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and Business Address*	Position and Offices with Underwriter	Position and Offices with Registrant

Robert Bruno	President	Senior Vice President
David O’Connor	Secretary	General Counsel
Modestino Carullo	Chief Compliance Officer	AML Officer
Michael Luzzatto	Vice President	Vice President

*	The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

(c)	The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services Not applicable.

Item 35. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 28th day of February 2023.

FIRST EAGLE FUNDS

By:	/s/ MEHDI MAHMUD

MEHDI MAHMUD PRESIDENT (AND IN THE CAPACITY OF PRINCIPAL EXECUTIVE OFFICER)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ LISA ANDERSON*	Trustee	February 28, 2023
(LISA ANDERSON)

/s/ JOHN P. ARNHOLD*	Trustee	February 28, 2023
(JOHN P. ARNHOLD)

/s/ CANDACE K. BEINECKE*	Trustee	February 28, 2023
(CANDACE K. BEINECKE)

/s/ PETER W. DAVIDSON*	Trustee	February 28, 2023
(PETER W. DAVIDSON)

/s/ JEAN D. HAMILTON*	Trustee	February 28, 2023
(JEAN D. HAMILTON)

/s/ JAMES E. JORDAN*	Trustee	February 28, 2023
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*	Trustee	February 28, 2023
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*	Trustee	February 28, 2023
(PAUL J. LAWLER)

/s/ MEHDI MAHMUD	Trustee (and in the capacity of Principal Executive Officer)	February 28, 2023
(MEHDI MAHMUD)

/s/ JOSEPH MALONE	Chief Financial Officer (and in the capacity of Principal Financial Officer and Principal Accounting Officer)	February 28, 2023
(JOSEPH MALONE)

*By:	/s/ SHEELYN MICHAEL
Sheelyn Michael
Power-of-Attorney

SIGNATURES

First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle Global Real Assets Cayman Fund, Ltd. have each duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, as of the 28th day of February 2023.

FIRST EAGLE GLOBAL CAYMAN FUND, LTD.
FIRST EAGLE OVERSEAS CAYMAN FUND, LTD.
FIRST EAGLE U.S. VALUE CAYMAN FUND, LTD.
FIRST EAGLE GOLD CAYMAN FUND, LTD.

FIRST EAGLE GLOBAL REAL ASSETS CAYMAN FUND, LTD.

SIGNATURE	CAPACITY	DATE

/s/ GLENN MITCHELL*	Director	February 28, 2023
GLENN MITCHELL

/s/ MASCILINE CHINONGOZA*	Director	February 28, 2023
MASCILINE CHINONGOZA

*By:	/s/ SHEELYN MICHAEL
Sheelyn Michael
Power-of-Attorney

Exhibit Index

EXHIBIT
(g)(2)	Amendment to Amended and Restated Global Custody Agreement between each entity managed by the Adviser and JPMorgan Chase Bank, N.A, dated September 1, 2022.
(g)(6)	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated March 1, 2021.
(g)(7)	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc., dated August 15, 2022.
(h)(3)	Amended and Restated Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Fund) and the Adviser.
(h)(4)	Amended and Restated Fee Waiver Agreement between the Registrant (on behalf of First Eagle U.S. Value Cayman Fund) and the Adviser.
(h)(6)	Joinder and Amendment to Amended and Restated Fund Services Agreement between the Registrant and JPMorgan Change Bank, N.A., effective as September 1, 2022.
(h)(7)	Amended and Restated Expense Limitation Agreement between the Registrant (on behalf of First Eagle Rising Dividend Fund, First Eagle Small Cap Opportunity Fund, First Eagle Global Real Assets Fund, First Eagle U.S Smid Cap Opportunity Fund and First Eagle High Income Fund) and the Adviser.
(j)(1)	Consent of PricewaterhouseCoopers LLP.
(p)	Code of Ethics.